UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This Form N-CSR/A is being filed only in respect of the following series of RS Investment Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund (formerly known as RS High Yield Bond Fund), RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, and RS Money Market Fund.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Notice regarding SEC yield calculations for RS Floating Rate Fund, RS Strategic Income Fund, RS High Yield Municipal Bond Fund, RS High Yield Fund, RS Low Duration Bond Fund, and RS Investment Quality Bond Fund (together, the “Funds”) and taxable equivalent yield calculations for RS High Yield Municipal Bond Fund.

The Funds’ third-party administrator recently notified the Funds of certain corrections to its previous calculations of the Funds’ “SEC yield.” The corrections will result in a reduction in the previously reported SEC yield for all share classes of the Funds and in the previously reported Class A taxable equivalent yield for RS High Yield Municipal Bond Fund. (Please note: The Funds’ net asset values and total returns have been correctly calculated and are not affected by the methodology corrections.) In the 2010 annual report and in the semi-annual report for the six-month period ended June 30, 2011, RS Floating Rate Fund’s Class A SEC yields for the 30-day periods ended December 31, 2010, and June 30, 2011, respectively, should have been reported as 5.01% (with the expense limitation)/3.67% (without the expense limitation) and 5.43% (with the expense limitation)/5.03% (without the expense limitation). Also in the 2010 annual report, RS Strategic Income Fund’s Class A SEC yield for the 30-day period ended December 31, 2010, should have been reported as 4.47% (with the expense limitation)/3.99% (without the expense limitation), and RS High Yield Municipal Bond Fund’s Class A SEC yield for the 30-day period ended December 31, 2010, should have been reported as 5.25% (with the expense limitation)/4.61% (without the expense limitation). Similarly, in the semi-annual report for the six-month period ended June 30, 2011, RS High Yield Municipal Bond Fund’s Class A SEC yield and Class A taxable equivalent yield for a person in the 35% income tax bracket in 2011 for the 30-day period ended June 30, 2011, should have been reported as 4.93% and 7.58%, respectively (with the expense limitation), and 4.62% and 7.11%, respectively (without the expense limitation). The Funds’ SEC yield and RS High Yield Municipal Bond Fund’s taxable equivalent yield also appeared in marketing information about the Funds, and those numbers also would have been reduced under the corrected methodology.

If you want to know current yield information for any of the Funds, please visit RS Investments’ website at www.rsinvestments.com/performance/FixedIncome-AShares.shtml or please call 1-800-766-3863 for a Fund’s historic yield for any other period.

1

2010 Annual Report

All data as of December 31, 2010

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Bond Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Mid Cap Growth Fund	Fixed Income
RS Partners Fund*	RS Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Technology Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Small Cap Equity Fund**	RS High Yield Bond Fund
RS Investors Fund		RS Tax-Exempt Fund
	International	RS High Yield Municipal Bond Fund
Core Growth	RS International Growth Fund	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Emerging Markets Fund*	RS Strategic Income Fund
RS Money Market Fund
Growth	Natural Resources
RS Small Cap Growth Fund	RS Global Natural Resources Fund	Other RS Funds
RS Select Growth Fund		RS S&P 500 Index Fund

*	Currently only offered to certain investors. Please see prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued confidence in RS Investments. As we look back at the past few years’ market volatility, our shareholders and clients can take comfort in the fact that we have remained focused on one singular goal: helping you achieve your long-term investment objectives.

We have continued to invest in our people and overall business while strengthening our investment processes to ensure that we are well-positioned to deliver for our shareholders across all kinds of market environments. Today, our investment teams are deeper and more experienced than at any time in our nearly 25-year history. In addition, we have expanded our family of funds based on the core strengths of our investment teams.

Encouraged by growing evidence of economic recovery during the latter part of the year, the equity and fixed income markets delivered positive returns for the year despite increasing interest rates late in the year.

These results veil the reality that we spent much of the year under a cloud of economic uncertainty. High unemployment, sovereign debt concerns, and persistently depressed housing prices remain front and center on investors’ minds; however, it appears that the economy gained some momentum in the final months of the year.

While the markets and economy sort things out in the near-term, we continue to focus our research on what we believe to be attractive individual companies and investments. As always, we are highly selective about the individual securities in which we invest — a critical factor in striving to avoid undue risk and generate long-term returns.

Last year we introduced three new fixed income funds: RS Floating Rate Fund, RS Strategic Income Fund, and RS High Yield Municipal Bond Fund. These funds broaden our lineup of fixed income solutions and provide more ways to access one of the exceptional strengths of the RS fund family: the 35-member Fixed Income Team. This team has built an impressive long-term record by seeking to add value relative to risk in their selection of credits. We believe this is the way bond funds should be managed, and we think the evidence is apparent in the performance the Fixed Income Team delivered throughout the downturn as well as in the Team’s longer-term records. The new funds have been well received by investors for good reason.

RS also added RS Capital Appreciation Fund — a core growth fund — to our fund family. In September, RS officially welcomed co-managers David Carr, Larry Coats, and Christy Phillips and others — the investment team responsible for this Fund’s successful track record. Formerly of Oak Value Capital Management, these talented and seasoned portfolio managers fit well within our investment-centered culture. While RS Capital Appreciation Fund has a 17-year track record, it is new

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CEO’S LETTER

to RS shareholders and may fill an important strategic role in any portfolio.

At RS, we remain ever-committed to partnering with our shareholders. Our investment professionals, employees and directors invest alongside our shareholders and clients in RS funds and investment strategies to the tune of more than $87 million (as of December 31, 2010). In addition, RS employees collectively hold a significant ownership stake in RS Investments itself, further aligning our interests and assuring we remain focused on long-term sustainable business practices.

As investors begin to see signs of life in the economy and the market reflects improving earnings and growth prospects, we encourage you to continue to work with your investment advisor to determine the optimal strategy for your goals. Whether it’s an increased allocation to fixed income, equities, international or any particular sector such as natural resources or technology — the best approach, in our opinion, is one that fits within a sound long-term investment strategy.

At RS, we seek to offer investment solutions that serve as the “serious money” allocation within our shareholders’ portfolios. By this we mean that investments are made within the context of a strategic allocation plan, guided by fundamental research and analysis, and that capital is committed for a sufficient period of time to allow the investment process to work. In our opinion, it’s the only way to seek consistent, risk-adjusted returns over time.

We wish you a healthy and prosperous 2011 and thank you for the trust you’ve placed in us.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Investment Quality Bond Fund Commentary

Highlights

•	Most areas of the fixed income market performed well in 2010 as the investment environment continued to recover from the 2007-2008 financial crisis.

•	RS Investment Quality Bond Fund delivered a positive return in 2010 while also outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

The Fund’s outperformance reflected overweighting in non-Treasury bond sectors such as corporate bonds, non-agency mortgage-backed securities (“MBS”), and commercial mortgage-backed securities (“CMBS”).

Market Overview

In our view, one of the most significant events in the bond market in 2010 was the emergence of sovereign default risk. In particular, investors were concerned about the possibility that Greece and Ireland, and possibly other eurozone countries, might not repay their debt. If those defaults had occurred, there was the potential for bondholder losses totaling in the billions of euros. There was also the potential for serious damage to the European banking system, as several European banks were among the largest bondholders. Those potential crises were ultimately avoided by bailout packages developed by the European Central Bank and the International Monetary Fund; until they were unveiled, however, the global bond markets were beset by volatility and uncertainty.

Once those two events passed, investors resumed seeking out higher yields in the non-Treasury portions of the U.S. bond market, because, in our view, the lower yields of Treasuries made them relatively unattractive. As a result of increased demand, corporate bonds outperformed Treasuries by 1.92% in 2010, while CMBS outperformed Treasuries by over 15%, as measured by the Barclays Capital Credit and CMBS Indexes5, respectively.

Treasury yields declined for most of 2010, but they experienced some upward pressure in the fourth quarter. It seemed to us that investors questioned the Federal Reserve’s plan, announced in November, to purchase $600 billion in longer-term U.S. Treasury securities by the end of the second quarter 2011, and had concerns over the risk of higher inflation down the road. On the whole, we saw a drop in 10-year Treasury yields, which finished the year at 3.29%6.

Fund Performance Overview

RS Investment Quality Bond Fund (Class A shares) returned 7.55% for the twelvemonth period ended December 31, 2010. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for

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RS INVESTMENT QUALITY BOND FUND

the year. The Fund underperformed the 7.73% average return for the Lipper Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 567 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

Portfolio Review

The Fund continued to overweight the non-Treasury segments of the bond market during the year, given our expectation that the economy would continue to grow slowly. This strategy proved beneficial for the Fund.

The Fund’s significant overweight in the corporate bond sector had a positive impact on the Fund’s performance. In particular, the Fund’s holdings in financials outperformed other corporate sectors, and its underweight in sovereigns contributed positively to its performance.

In addition, the Fund’s overweight in the CMBS sector throughout 2010 added to the Fund’s outperformance relative to its benchmark. As noted above, CMBS outperformed Treasuries by over 15%. We continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were backed by loans that were, in our view, underwritten to higher credit quality standards.

Our decision to have a significant exposure to the non-agency MBS sector in lieu of agency MBS also benefitted the Fund’s performance. Although the Fund was underweight agency MBS, which outperformed Treasuries by 2.25% in 20105, the Fund’s non-agency holdings outperformed agency MBS by over 6% in 2010.

Outlook

We remain optimistic on the prospects for a continued economic recovery, but we also note that there are still major headwinds, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should still continue to provide value.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

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RS INVESTMENT QUALITY BOND FUND

Characteristics

Total Net Assets: $156,358,252

Sector Allocation

Bond Quality Allocation[3]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/1/2039	4.77%
FNMA Mortgage Pass-Through	5.500%	1/1/2038	3.66%
FHLMC Mortgage Pass-Through	4.000%	12/1/2040	3.50%
FNMA Mortgage Pass-Through	4.500%	12/1/2040	2.76%
FHLMC CMO	5.500%	9/15/2035	1.61%
Master Asset Securitization Trust	5.250%	9/25/2033	1.21%
FNMA Mortgage Pass-Through	4.000%	11/1/2040	1.14%
CNH Equipment Trust	3.000%	8/17/2015	1.12%
Daimler Chrysler Auto Trust	4.480%	8/8/2014	1.08%
FHLMC Mortgage Pass-Through	5.500%	6/1/2038	1.06%
Total			21.91%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.
5	Source: Barclays Capital Index Summary, Barclays Capital Inc.
6	Source: Bloomberg.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93) without sales charge	7.55%	5.80%	5.44%	5.55%	5.56%
with maximum sales charge	3.47%	4.46%	4.64%	5.15%	5.34%
Class B Shares (8/7/00) without sales charge	6.65%	4.97%	4.63%	4.92%	5.20%
with sales charge	3.65%	4.37%	4.47%	4.92%	5.20%
Class C Shares (8/7/00) without sales charge	6.64%	4.97%	4.63%	4.77%	5.01%
with sales charge	5.64%	4.97%	4.63%	4.77%	5.01%
Class K Shares (5/15/01)	7.12%	5.38%	5.02%	—	5.04%
Class Y Shares (5/12/09)	7.75%	—	—	—	9.28%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.90%	5.80%	5.84%	6.27%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and Class C shares, and upon the inception of Class K shares (5/15/01) and Class Y shares (5/12/09) would have the following values as of December 31, 2010: $16,168 (Class B), $15,927 (Class C), $16,049 (Class K), and $11,563 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Low Duration Bond Fund Commentary

Highlights

•	Most areas of the fixed income market performed well in 2010 as the investment environment continued to recover from the 2007-2008 financial crisis.

•	RS Low Duration Bond Fund delivered a positive return in 2010 while also outperforming its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1].

•	The Fund’s outperformance reflected overweighting in non-Treasury bond sectors such as corporate bonds and commercial mortgage-backed securities (“CMBS”).

Market Overview

In our view, one of the most significant events in the bond market in 2010 was the emergence of sovereign default risk. In particular, investors were concerned about the possibility that Greece and Ireland, and possibly other eurozone countries, might not repay their debt. If those defaults had occurred, there was the potential for bondholder losses totaling in the billions of euros. There was also the potential for serious damage to the European banking system, as several European banks were among the largest bondholders. Those potential crises were ultimately avoided by bailout packages developed by the European Central Bank and the International Monetary Fund; until they were unveiled, however, the global bond markets were beset by volatility and uncertainty.

Once those two events passed, investors resumed seeking out higher yields in the non-Treasury portions of the U.S. bond market, because, in our view, the lower yields of Treasuries made them relatively unattractive. As a result of increased demand, corporate bonds outperformed Treasuries by 1.92% in 2010, while CMBS outperformed Treasuries by over 15%, as measured by Barclays Capital Credit and CMBS Indexes5, respectively.

Treasury yields declined for most of 2010, but they experienced some upward pressure in the fourth quarter. It seemed to us that investors questioned the Federal Reserve’s plan, announced in November, to purchase $600 billion in longer-term U.S. Treasury securities by the end of the second quarter 2011, and had concerns over the risk of higher inflation down the road. On the whole, we saw a drop in 10-year Treasury yields, which finished the year at 3.29%6.

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RS LOW DURATION BOND FUND

Fund Performance Overview

RS Low Duration Bond Fund (Class A Shares) returned 4.15% for the twelve-month period ended December 31, 2010. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 2.40% for the year. The Fund’s performance compared favorably with a 3.90% average return for the Lipper Short Investment Grade Debt Funds peer group2. (The peer group consisted of 250 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

Portfolio Review

The Fund continued to overweight the non-Treasury segments of the bond market during the year, given our expectation that the economy would continue to grow slowly. This strategy proved to be beneficial for the Fund.

The Fund’s significant overweight to the corporate bond sector had a positive impact on the Fund’s performance In particular, the Fund’s holdings in the financial and energy sectors contributed positively to its performance.

In addition, the Fund’s overweight in the CMBS sector throughout 2010 added to the Fund’s outperformance relative to its benchmark. As noted above, CMBS outperformed Treasuries by over 15%. We continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were backed by loans that were, in our view, underwritten to higher credit quality standards. We focused on issues originated in 2005 and earlier.

Outlook

We remain optimistic on the prospects for a continued economic recovery, but we also note that there are still major headwinds, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should still continue to provide value.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

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RS LOW DURATION BOND FUND

Characteristics

Total Net Assets: $663,110,793

Sector Allocation

Bond Quality Allocation[3]

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RS LOW DURATION BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Harley-Davidson Motorcycle Trust	3.320%	2/15/2017	1.25%
U.S. Treasury Notes	2.125%	12/31/2015	1.24%
Citibank Credit Card Issuance Trust	4.900%	12/12/2016	1.01%
Daimler Chrysler Auto Trust	4.480%	8/8/2014	1.01%
PG&E Energy Recovery Funding LLC	4.370%	6/25/2014	1.00%
Nissan Auto Lease Trust	2.070%	1/15/2015	1.00%
BMW Vehicle Lease Trust	3.660%	8/15/2013	0.97%
Morgan Stanley Capital I	5.400%	6/15/2038	0.97%
Wachovia Bank Commercial Mortgage Trust	5.204%	10/15/2044	0.95%
Honda Auto Receivables Owner Trust	0.940%	12/21/2016	0.94%
Total			10.34%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
5	Source: Barclays Capital Index Summary, Barclays Capital Inc.
6	Source: Bloomberg.

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RS LOW DURATION BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	4.15%	4.46%	4.56%	3.56%
with maximum sales charge	1.85%	3.66%	4.10%	3.24%
Class B Shares (7/30/03)
without sales charge	3.38%	3.64%	3.76%	2.77%
with sales charge	0.38%	3.02%	3.59%	2.77%
Class C Shares (7/30/03)
without sales charge	3.38%	3.68%	3.78%	2.79%
with sales charge	2.38%	3.68%	3.78%	2.79%
Class K Shares (7/30/03)	3.75%	4.05%	4.15%	3.15%
Class Y Shares (5/12/09)	4.36%	—	—	5.08%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	2.40%	3.47%	4.32%	3.40%

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), Class K shares (7/30/03), and Class Y shares (5/12/09) would have the following values as of December 31, 2010: $12,251 (Class B), $12,265 (Class C), $12,588 (Class K), and $10,844 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	13

RS HIGH YIELD BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Bond Fund Commentary

Highlights

•	The high yield market delivered positive performance for the one-year period ended December 31, 2010, as investors’ appetite for risk expanded.

•	RS High Yield Bond Fund delivered a positive return in 2010, while it underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index[1].

•	We expect improving corporate liquidity and robust capital markets activity to continue to support a low default rate over the next two years and set a positive tone for the market.

Market Overview

The high yield market (represented by the Barclays Capital U.S. Corporate High-Yield Bond Index) posted strong returns, both for the year and for the fourth quarter of 2010, rising 15.12% and 3.22% respectively, as investors had a continued appetite for risk. Inflows to retail high yield mutual funds and investments by institutional investors seeking higher yield contributed to a stronger technical environment (which focuses on factors affecting markets generally, such as cash inflows, price changes, new bond issuance and trading volumes). Even though absolute yields are low on a historical basis, we believe spreads are still attractive in a low interest rate environment. The par-weighted default rate for high yield bonds decreased for the 14th consecutive month to 1.25% by the end of December5.

New issuance was a major theme that continued in the fourth quarter, totaling $83.4 billion, the single largest quarter for high yield new issuance in history. This capped a record-breaking year of $263 billion in high yield issuance, $110 million greater than last year’s record total6. We continue to expect robust new issuance activity, driven by both bond refinancing and renewed mergers and acquisitions and leveraged buyout activity.

Fund Performance Overview

RS High Yield Bond Fund (Class A Shares) returned 13.54% for the year ended December 31, 2010, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 15.12% for the period.

The Fund underperformed the 14.24% average return of its Lipper High Current Yield Funds peer group2. (The peer group consisted of 485 mutual funds that invest primarily in high yield corporate securities.)

14	www.RSinvestments.com

RS HIGH YIELD BOND FUND

Portfolio Review

Improving corporate fundamentals, modest economic growth, a strong new issue market, and a steep drop in defaults all led high yield bonds to strong returns for both the fourth quarter and the full year.

The Fund’s underweight exposure to the financials sector dampened relative performance for the year, as yield-seeking investors returned to the sector to take advantage of highly distressed prices. Furthermore, government bailouts of companies led to significant rallies in their debt. Nonetheless, we continue to believe that the financial sector remains highly risky, given the operational and asset problems that confront many of these companies. For this reason, we stand by our positioning, despite its impact on relative performance for the year.

While we continued to approach lower-rated credits with caution, we have looked for opportunities to add exposure to a limited number of lower-quality issues that we believe are mispriced relative to underlying fundamentals. The Fund benefited from its overweight in the Retail/Consumer Product sector as we believed the sector was undervalued entering the year and the sector rallied significantly.

We believe security selection will become increasingly important as we head into 2011, and we will continue to seek to take advantage of value opportunities in the sector while preparing for any potential decline in the market.

Outlook

We believe that investors’ thirst for yield, improving corporate earnings, and a strong new issue market should be favorable for the Fund. We believe that positive corporate earnings momentum and meaningful balance sheet improvement for high yield issuers indicate strong fundamentals moving forward.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

www.RSinvestments.com	15

RS HIGH YIELD BOND FUND

Characteristics

Total Net Assets: $124,302,651

Bond Quality Allocation[3]

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
CIT Group, Inc.	7.000%	5/1/2013	1.43%
Stallion Oilfield Holdings Ltd.	10.500%	2/15/2015	0.95%
International Lease Finance Corp.	5.650%	6/1/2014	0.93%
Wynn Las Vegas LLC	7.750%	8/15/2020	0.91%
Block Communications, Inc.	8.250%	12/15/2015	0.91%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	0.89%
Bio-Rad Laboratories, Inc.	8.000%	9/15/2016	0.87%
OPTI Canada, Inc.	8.250%	12/15/2014	0.87%
CITGO Petroleum Corp.	11.500%	7/1/2017	0.85%
International Lease Finance Corp.	8.625%	9/15/2015	0.85%
Total			9.46%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays Capital U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
5	Source: J.P. Morgan Default Monitor, Jan. 3, 2011.
6	Source: Barclays Capital High Yield Corporate Update, Jan. 3, 2011.

16	www.RSinvestments.com

RS HIGH YIELD BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98) without sales charge	13.54%	8.01%	6.80%	6.94%	5.76%
with maximum sales charge	9.23%	6.66%	5.98%	6.53%	5.43%
Class B Shares (9/1/98) without sales charge	12.87%	7.25%	6.01%	6.30%	5.16%
with sales charge	9.87%	6.68%	5.86%	6.30%	5.16%
Class C Shares (8/7/00) without sales charge	12.88%	7.27%	6.01%	6.16%	5.24%
with sales charge	11.88%	7.27%	6.01%	6.16%	5.24%
Class K Shares (5/15/01)	13.09%	7.58%	6.38%	—	6.43%
Class Y Shares (5/12/09)	13.77%	—	—	—	21.41%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]	15.12%	10.38%	8.91%	8.88%	7.07%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and Class C shares, and upon the inception of Class K shares (5/15/01) and Class Y shares (5/12/09) would have the following values as of December 31, 2010: $18,417 (Class B), $18,175 (Class C), $18,221 (Class K), and $13,739 (Class Y). While Class B, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	17

RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•

RS Tax-Exempt Fund maintained a higher-grade credit profile (BBB or higher) within the municipal market throughout the period. The Fund had no exposure to unrated bonds or those rated below investment grade.

•	While the Fund delivered positive returns, it underperformed both the benchmark Barclays Capital Municipal Bond Index[1] and its Lipper peer group[2].

•	As of December 31, 2010, the Fund’s 30-day SEC yield was 3.37%[4]. An expense limitation[5] was in effect throughout the year. Without the limitation, the Fund’s 30-day SEC yield would have been 3.06%.

Market Overview

During the fourth quarter, $132.5 billion in municipal bonds were issued. Build America Bonds (BABs) issuance represented a sizable chunk of the market as BABs issuers rushed to market in December, after it became clear that Congress was not going to extend the interest payment subsidy program beyond December 31, 2010. For the year, total tax-exempt issuance was $274.2 billion and taxable issuance was $151.9 billion, more than 35% of all borrowing8.

As federal stimulus money ran out and the economy overall continued to be lackluster, the markets were affected by struggles with continuing budget deficits in some of the major bond-issuing states. As an example, while general fund revenues in California through November were 4.8%, or $1.5 billion over budget, the Legislative Analyst’s Office projects a $25.4 billion budget gap for fiscal year 2012, which begins July 1, 20119. On December 28, the governor of Illinois was considering borrowing $15 billion to cover the state’s deficit10. New York State and New Jersey are also experiencing sizable budgetary challenges, and the Center on Budget and Policy Priorities reported that for fiscal 2012, 39 states project budget gaps of $112 billion. Further contributing to investor concerns were the ongoing, well-publicized, bond defaults of Vallejo, California (in chapter 9 under the U.S. Bankruptcy Code), and Harrisburg, Pennsylvania (currently under state of Pennsylvania review.)9

Generally, neither Vallejo nor Harrisburg would meet our selection criteria. Those credits lacked the credit profile that we look for in each issue that is purchased for the Fund.

Fund Performance Overview

RS Tax-Exempt Fund (Class A shares) returned 1.21% for the one-year period ended December 31, 2010. The Fund underperformed the benchmark Barclays Capital Municipal Bond Index, which returned 2.38% for the period. The Fund also underperformed the 1.72% average return of its Lipper General Municipal Debt Funds peer group. (The peer group consisted of 259 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)

18	www.RSinvestments.com

Investment Style

	Short	Int	Long
High

Medium

Low

RS TAX-EXEMPT FUND

The number of issues the Fund typically holds is significantly lower than the number of issues in the benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to about 150 names, some of which may not be in the benchmark1.

Portfolio Review

Given the broad opportunity set open to a national fund, we focus on what we believe to be quality issuers that offer value and seek to avoid large concentrations to any one issuer, insurer, industry, sector, or state. However, when we feel we are properly compensated for risk, we may seek to purchase lower-rated credits if our research indicates upside potential for the bond.

During the year, we maintained the Fund’s overall high-grade portfolio profile. As of December 31, the ratings breakdown of the Fund’s holdings were 21.1% AAA-rated3,6, 38.0% AA-rated, 20.4%, A-rated, 18.9% BBB rated, and the remaining 1.6% in cash and other short term assets and liabilities. None of the Fund’s holdings were in unrated or below investment grade bonds. We believe the Fund’s underperformance reflected our focus on higher quality tax-exempt issues, which did not keep pace with more speculative, lower quality investments through much of the period.

Outlook

With the BAB program not extended beyond the end of 2010, we estimate that in 2011 there should be a total issuance of about $347 billion in bonds: $333 billion in tax-exempt, and $14 billion in taxable bonds. In 2010, the tax-exempt supply was approximately $283 billion, with many issuers opting to issue the taxable, federally subsidized, BABs instead9.

With dwindling federal stimulus money available to states, and with some states, such as Illinois, California and New York, still not able to balance their budgets, we expect to see increased credit weakness in this sector. Local governments, experiencing falling property tax revenues, may see significant reductions in state aid. Some may face serious stress; overall, however, we do not expect the level of municipal bond defaults to spiral much higher or even approach those in the private sector.

With tax revenues on the state levels rebounding, the fiscal measures that have already been taken, and the tools available to balance public sector budgets and to address longer-term liabilities, we believe that – despite frequent media speculation to the contrary – states are in a favorable position to weather the storm.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

www.RSinvestments.com	19

RS TAX-EXEMPT FUND

Characteristics

Total Net Assets: $265,599,369

Sector Allocation

Revenue Bonds Allocation	% of Total Net Assets	% Index
Education	10.1%	7.1%
Hospital / Nursing Home / Health Care	9.8%	8.1%
Housing	1.0%	1.9%
Industrial Revenue	6.7%	4.3%
Leasing	6.6%	6.1%
Power	7.0%	7.1%
Resource Recovery	0.0%	0.3%
Special Tax	6.0%	10.1%
Transportation	16.1%	16.5%
Water and Sewer	12.1%	8.6%
Revenue Bonds Total	75.4%	70.1%
AA Insured Bonds	2.5%	11.4%
Prerefunded	1.9%	8.9%
Total Insured Bonds	9.5%	38.0%

20	www.RSinvestments.com

RS TAX-EXEMPT FUND

Bond Quality Allocation[6]

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
California St. Var. Purp. G.O.	6.000%	11/1/2035	1.94%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	1.72%
Illinois St. G.O.	5.000%	1/1/2019	1.27%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A	6.000%	11/1/2029	1.20%
Gwinnett Cnty. GA Sch. Dist. G.O.	5.000%	2/1/2036	1.06%
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	0.99%
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C	5.000%	7/1/2026	0.94%
Wake Cnty. NC G.O.	5.000%	4/1/2018	0.88%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev.	5.000%	10/1/2019	0.83%
Minnesota St. Var. Purp. Ser. D G.O.	5.000%	8/1/2024	0.83%
Total			11.66%

1	Source: Barclays Capital. The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
4	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
5	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2011 to limit the Fund’s total annual fund operating expenses.
6	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
7	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
8	Source: The Bond Buyer, Jan. 4, 2011.
9	Source: Barclays Capital Municipal Market Commentary, Municipal Outlook 2011.
10	Source: Bloomberg, “Quinn Weighs $15 Billion Bond-Sale ‘option’ to close Illinois Budget Gap,” Dec. 28, 2010.

www.RSinvestments.com	21

RS TAX-EXEMPT FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	1.21%	4.04%	3.72%	4.71%	4.79%
with maximum sales charge	-2.61%	2.73%	2.92%	4.31%	4.57%
Class C Shares (8/7/00)
without sales charge	0.52%	3.25%	2.93%	3.92%	4.24%
with sales charge	-0.46%	3.25%	2.93%	3.92%	4.24%
Class Y Shares (5/12/09)	1.47%	—	—	—	3.91%
Barclays Capital Municipal Bond Index[1]	2.38%	4.08%	4.09%	4.83%	5.50%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2010: $14,692 (Class C), and $10,649 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

22	www.RSinvestments.com

RS HIGH YIELD MUNICIPAL BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Municipal Bond Fund Commentary

Highlights

•	RS High Yield Municipal Bond Fund seeks high current income exempt from federal income taxes with a secondary objective of capital appreciation.

•	RS High Yield Municipal Bond Fund delivered a positive return in 2010, while also outperforming the benchmark Barclays Capital Municipal Bond Index[1] and its Lipper peer group[4].

•	As of December 31, 2010, the Fund’s 30-day SEC yield was 5.46%[5]. An expense limitation[6] was in effect throughout the year. Without the limitation, the Fund’s 30-day SEC yield would have been 5.28%.

Market Overview

During the fourth quarter, $132.5 billion in municipal bonds were issued. Build America Bonds (BABs) issuance represented a sizable chunk of the market as BABs issuers rushed to market in December, after it became clear that Congress was not going to extend the interest-payment subsidy program beyond December 31, 2010. For the year, total tax-exempt issuance was $274.2 billion and taxable issuance was $151.9 billion, more than 35% of all borrowing7.

Fund Performance Overview

RS High Yield Municipal Bond Fund (Class A shares) returned 4.74% for the one-year period ended December 31, 2010. The Fund outperformed the benchmark Barclays Capital Municipal Bond Index, which returned 2.38% for the period. The Fund also outperformed the 3.83% average return of its Lipper High Yield Municipal Debt Funds peer group. (The peer group consisted of 116 mutual funds that invest at least 50% of their assets in lower-rated municipal debt issues.)

The number of issues the Fund typically holds is significantly lower than the number of issues in the benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to about 50 to 60 issues, some of which may not be in the benchmark1.

Portfolio Review

The Fund seeks value in the higher-yield sector of the municipal market, while attempting to limit downside risk. Our investment approach is based on our analysis of the credit fundamentals of each issuer and on its specific coupon structure and yield considerations. We look for bonds with relatively high coupons that meet our credit evaluation criteria and that we believe will maximize current income. Maturity and duration are secondary considerations.

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RS HIGH YIELD MUNICIPAL BOND FUND

Given the broad opportunity set open to a national fund, we continue to focus on issuers in the low investment grade and high yield sectors that we believe offer potential for value. We will continue to seek to avoid large concentrations in any one issuer, industry, credit sector, or state. If we believe we are properly compensated for risk, we may purchase non-rated or lower-rated credits if we believe there may be value in the bonds.

The Fund’s holdings in the health care sector, as well as in state and local general obligation bonds, contributed positively to the Fund’s performance. The Fund’s holdings in the industrial, water and sewer, and resource recovery/solid waste sectors were the largest detractors from the Fund’s performance. Our security selection in special tax and education revenue bonds and in state general obligation bonds added to performance, while housing and health care revenue bonds were the largest detractors.

Outlook

With dwindling federal stimulus money available to states and with some states, such as Illinois, California, and New York, still not able to balance their budgets, we expect to see increased credit weakness in this sector. Local governments may see significant reductions in state aid and falling property tax collections. Some may face serious stress. Overall on the state level, we have seen a rebound in tax revenues. With fiscal measures already taken, and given the tools available to balance public sector budgets and address longer-term liabilities, we do not expect — despite frequent media speculation to the contrary — the level of municipal bond defaults to spiral higher or even approach those in the private sector.

Through December, the issuers of approximately $26.4 billion of municipal bonds notified investors of some credit impairment. This resulted in $8.2 billion in actual cash payment defaults on 282 bonds8. Many of the defaults continue to be land-secured issues (which are directly related to real estate) and we expect some defaults to continue. We expect an increase in defaults among certain types of issuers, notably smaller, non-essential projects from economically challenged areas with cash flows that are not supported by taxes. By carefully monitoring the Fund’s investments and doing thorough research, we will seek to avoid these situations.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

24	www.RSinvestments.com

RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics

Total Net Assets: $103,758,504

Sector Allocation

Bond Quality Allocation[2]

www.RSinvestments.com	25

RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
New Jersey Economic Dev. Auth. Rev.	5.750%	6/15/2034	3.56%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev.	6.375%	3/1/2040	2.37%
Village Cmnty. Dev. District No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	2.30%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev.	5.500%	3/1/2037	2.14%
Pima Cnty. AR Ind. Dev. Auth. Ind. Rev.	5.250%	10/1/2040	2.09%
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	2.02%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	2.01%
California St. Var. Purp. G.O.	6.000%	3/1/2033	2.00%
Cook Cnty. IL Rev.	6.500%	10/15/2040	1.93%
New Jersey Economic Dev. Auth. Rev.	5.875%	6/1/2042	1.92%
Total			22.34%

1	Source: Barclays Capital. The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
6	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2011 to limit the Fund’s total annual fund operating expenses.
7	Source: The Bond Buyer, Jan. 4, 2011.
8	Source: Municipal Market Advisors Weekly Outlook, Jan. 3, 2011.

26	www.RSinvestments.com

RS HIGH YIELD MUNICIPAL BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	Since Inception
Class A Shares (12/31/09) without sales charge	4.74%	4.74%
with maximum sales charge	0.84%	0.84%
Class C Shares (12/31/09) without sales charge	4.55%	4.55%
with sales charge	3.57%	3.57%
Class Y Shares (12/31/09)	4.76%	4.76%
Barclays Capital Municipal Bond Index[1]	2.38%	2.38%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Yield Municipal Bond Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2010: $10,357 (Class C), and $10,476 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Floating Rate Fund Commentary

Highlights

•

RS Floating Rate Fund seeks high current income by investing in floating rate loans and other floating rate investments that have interest rates that adjust periodically in response to changes in a base lending rate, such as the London Interbank Offered Rate (LIBOR).

•

The Fund delivered positive performance for the one-year period, but underperformed its benchmark S&P/LSTA U.S. Leveraged Loan Index[1] due in part to our underweight in lower-quality issues, which outperformed the market during the year.

•	As of December 31, 2010, the Fund’s 30-day SEC yield was 5.45%[4]. An expense limitation[5] was in effect throughout the year. Without the limitation, the Fund’s 30-day SEC yield would have been 4.68%.

Market Overview

New issue loan volume jumped from $54 billion in the third quarter to $70 billion in the fourth quarter7. For the year 2010, loan volume of $233 billion was triple that of 2009’s $77 billion. Mergers and acquisitions and leveraged buyouts accounted for about 36% of the use of proceeds from bank loan issuance in 20108. Refinancing and dividend recaps accounted for over 56%. We saw a surge in dividend-related deals in the fourth quarter, which we believe was due to uncertainty over extension of the Bush era tax cuts.

The Standard & Poor’s LTM (lagging twelve months) default rate for bank loans continued to decline in the fourth quarter, from 3.55% at September 30, 2010 to 1.87% at December 31, 2010. This default rate peaked in 2009 at slightly above 10%, reflecting a combination of overleveraged companies and extreme illiquidity8. Now, we’re experiencing the opposite. Many companies that made it through the difficult 2008-09 period have significantly recovered, and have greater access to refinancing. This helps to explain why the aforementioned dividend deals may have been palatable to investors. We believe that the default rate will remain stable through 2011.

Fund Performance Overview

RS Floating Rate Fund (Class A shares) returned 8.37% for the twelve-month period ended December 31, 2010, while its benchmark, the S&P/LSTA Leveraged Loan Index, returned 10.13% for the same period. The Fund underperformed the 9.33% average return of its Lipper Loan Participation Funds peer group6. (The peer group consisted of 101 mutual funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.)

Portfolio Review

In pursuit of its objective of seeking high current income, at least 80% of the Fund’s assets are invested in floating rate investments, including leveraged bank loans and floating rate high yield bonds. The rates of these floating rate investments typically reset every 90 days in response to changes in the three-month LIBOR.

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RS FLOATING RATE FUND

At December 31, 2010, the Fund had $656 million in total net assets invested across 123 holdings. Roughly 76% of the Fund’s assets were allocated to bank loans, 13% allocated to high-yield corporate bonds, and 11% allocated to cash and investment-grade securities. Of the 91 bank loans, 65 had LIBOR floors averaging 1.7%. This resulted in a portfolio construction that was approximately 90/10 floating/fixed rate.

The Fund’s overweight positions in the oil and gas and automotive industries contributed positively to the Fund’s performance. The Fund’s relative lack of exposure to the broadcast radio and television sectors, as well as an underweight in CCC-rated securities2, were the most significant factors contributing to the Fund’s underperformance relative to the benchmark. Significant cash inflows into the Fund following its launch on December 31, 2009, and throughout 2010 also constituted a drag on performance.

Outlook

Housing and commercial real estate remain challenging, and we believe they are a primary reason for the Fed’s quantitative easing (QE2) program. While at present we do not expect core inflation to exceed 2% in 2011, we are wary of the Fed’s ability to respond effectively to rising inflationary pressures. We believe that by the time the data is in, inflationary factors may have already secured a foothold. We do not think the Fed anticipated a 100 basis point rise in the 10-year Treasury note rate during the fourth quarter, which served to increase mortgage rates; rather, we believe that this increase was an unintended consequence of the Fed’s policy.

We are more optimistic regarding the economy and consumer in 2011 than we were in 2010. We expect U.S. gross domestic product (GDP) growth within the 2.5-3% range, to be driven mainly by consumer spending, which in turn should support job growth.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

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RS FLOATING RATE FUND

Characteristics

Total Net Assets: $656,139,700

Sector Allocation

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Intelsat Jackson Holdings Ltd.	5.250%	4/6/2018	1.85%
Novelis, Inc.	5.250%	12/28/2016	1.54%
Dunkin’ Brands, Inc.	5.750%	11/23/2017	1.54%
Interactive Data Corp.	6.750%	1/29/2017	1.54%
United Components, Inc.	6.250%	9/13/2013	1.54%
Getty Images, Inc.	5.250%	11/7/2016	1.53%
Armstrong World Industries, Inc.	5.000%	5/23/2017	1.53%
GenOn Energy, Inc.	6.000%	9/8/2017	1.53%
Gymboree Corp.	5.500%	11/23/2017	1.53%
Michael Foods Holdings, Inc.	6.250%	6/29/2016	1.53%
Total			15.66%

1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

4	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
5	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2011 to limit the Fund’s total annual fund operating expenses.
6	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
7	Source: Standard & Poor’s LCD Quarterly Review, 4th Quarter 2010.
8	Source: Barclays Capital Leveraged Capital Markets 2010 Year in Review, 2011 Outlook, January 2011.

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RS FLOATING RATE FUND

Performance Update

Average Annual Total Returns

	1 Year	Since Inception
Class A Shares (12/31/09) without sales charge	8.37%	8.37%
with maximum sales charge	4.32%	4.32%
Class C Shares (12/31/09) without sales charge	8.25%	8.25%
with sales charge	7.25%	7.25%
Class K Shares (12/31/09)	8.33%	8.33%
Class Y Shares (12/31/09)	8.28%	8.28%
S&P/LSTA U.S. Leveraged Loan Index[1]	10.13%	10.13%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2010: $10,725 (Class C), $10,833 (Class K), and $10,828 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Strategic Income Fund Commentary

Highlights

•

In 2010, the economy grew and markets generally did well, despite some volatility along the way. With the economy growing and the Federal Reserve (the “Fed”) holding short term rates low, many investors further recovered their appetites for risk and searched for yield.

•	RS Strategic Income Fund delivered a positive return for the one-year period while also outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

As of December 31, 2010, the Fund’s 30-day SEC yield was 4.67%[5]. An expense limitation[6] was in effect throughout the year. The Fund’s 30-day SEC yield without limitation would have been 4.77% which is higher than the Fund’s 30-day SEC yield due to positive expense adjustments.

Market Overview

In our view, 2010 started off well as the economic and market recovery seen for most of 2009 continued. In March and April of 2010, the U.S. economy was improving and GDP outlooks were being raised, enough to cause some talk about when the Fed might need to tighten policy. Then Greece experienced difficulty paying back its debt and, despite a bailout for Greece and a broader bailout for Europe agreed to in early May, investors became nervous, and a general flight to quality ensued. Treasury bonds rallied and the yield premiums in other sectors increased. Investor concerns were exacerbated by weaker economic data, and corporate bonds (both investment grade and high yield) lagged Treasury performance in the second quarter.

However, the last few months of the year were characterized by stronger U.S. economic data, which overshadowed renewed problems in Europe, specifically Ireland. Treasury rates rose over the last quarter and riskier assets performed strongly7, with high yield bonds gaining over 3%1, even in the face of record issuance. Corporate credits (investment grade and high yield) seemed to us to decouple from the European concerns, in light of a stronger economic outlook.

Looking at returns compared to similar duration Treasuries, multiple sectors outperformed in 2010. High yield bonds outperformed Treasuries by 9.74% for the year8. Meanwhile, corporate bonds outperformed by 1.92%, mortgage-backed securities (“MBS”) outperformed by 2.25%, and the best performing investment grade sector was commercial mortgage-backed securities (“CMBS”), which outpaced Treasuries by 15.01% for the year1.

Fund Performance Overview

RS Strategic Income Fund (Class A shares) returned 8.93% for the one-year period ended December 31, 2010. The Fund outperformed the benchmark Barclays Capital

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RS STRATEGIC INCOME FUND

U.S. Aggregate Bond Index, which returned 6.54% for the period. However, the Fund underperformed the 10.83% average return of its Lipper Multi-Sector Income Funds peer group2. (The peer group consisted of 164 mutual funds that seek current income by allocating assets among several different fixed income securities sectors.)

Portfolio Review

The Fund’s outperformance compared to the index is attributable to our overweighting in spread products such as high yield credit and investment grade corporate bonds, and allocations to CMBS and non-agency residential MBS, all of which outperformed the Treasury market for the year as yield premiums continued to tighten.

The Fund allocates its assets across various asset classes based on our assessment of relative value, changing market conditions and opportunities. As of December 31, 2010 the Fund’s highest allocations were to high yield corporate issues, investment grade credit, and to global bonds. Over half of the Fund’s portfolio (about 56%) was invested in U.S. dollar denominated corporate credit overall, with that allocation weighted more heavily toward high yield rated credits (about 35% of the overall Fund). Over 15% of the portfolio was invested in non-U.S. dollar-denominated debt, from countries that we believed offered better return potential than was available for similar maturity instruments in the United States. Most of this non-US dollar exposure was hedged back to U.S. dollars, but about 2% was left exposed to other currencies. The Fund’s allocation to high yield corporate issues was the largest contributor to the Fund’s performance. Security selection also positively contributed to the Fund’s return.

We gave somewhat lower allocations to residential MBS and CMBS, given the pressures facing both the residential and commercial real estate markets. The Fund’s allocation to MBS was the most significant detractor from the Fund’s performance.

Outlook

We are more optimistic regarding the economy and consumer confidence for 2011 than we were for 2010. Our outlook is for solid but moderate GDP growth (2.5% to 3%), and fairly low inflation. We continue to seek to focus risk-taking in areas where we believe the fundamentals, structure, and risk premiums (yields above Treasuries) may compensate the Fund for risk. We expect most other sectors to outperform Treasuries over the course of 2011.

Given sovereign stresses that still exist, especially in Europe, we expect bouts of volatility in 2011, but believe that the contagion from Europe to the U.S. will likely be limited. We expect the U.S. to work on addressing long-term budget issues starting in the first half of 2011. We believe the Fund’s allocation to non-U.S. dollar bonds should provide additional diversification, given their sensitivity to moves in the local government bond yields rather than to U.S. Treasuries.

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RS STRATEGIC INCOME FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

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RS STRATEGIC INCOME FUND

Characteristics

Total Net Assets: $66,504,743

Sector Allocation

Bond Quality Allocation[3]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Asian Development Bank	2.350%	6/21/2027	1.60%
AGFS Funding Co.	7.250%	4/21/2015	1.52%
Leslie’s Poolmart, Inc.	6.000%	11/21/2016	1.51%
Citgo Petroleum Corp.	8.000%	6/24/2015	1.51%
MEG Energy Corp.	6.000%	4/3/2016	1.49%
FNMA Mortgage Pass-Through	4.000%	11/1/2040	1.49%
Reynolds Group Holdings, Inc.	6.750%	5/5/2016	1.49%
Sequa Corp.	3.540%	12/3/2014	1.45%
Poland Government Bond	5.250%	10/25/2017	1.42%
Dealer Computer Services, Inc.	5.250%	4/21/2017	1.34%
Total			14.82%

1	Source: Barclays Capital. The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” have been excluded from this presentation.
5	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
6	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2011 to limit the Fund’s total annual fund operating expenses.
7	Source: Bloomberg.
8	Source: Barclays Capital. The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Index is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund.

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RS STRATEGIC INCOME FUND

Performance Update

Average Annual Total Returns

	1 Year	Since Inception
Class A Shares (12/31/09) without sales charge	8.93%	8.93%
with maximum sales charge	4.82%	4.82%
Class C Shares (12/31/09) without sales charge	8.89%	8.89%
with sales charge	7.89%	7.89%
Class K Shares (12/31/09)	8.93%	8.93%
Class Y Shares (12/31/09)	8.95%	8.95%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	6.54%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2010: $10,789 (Class C), $10,893 (Class K), and $10,895 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•	Economic activity increased in 2010, even as the unemployment rate remained at elevated levels and a sovereign debt crisis in Europe roiled financial markets.

•

While the federal funds rate remained anchored in the range of 0.00% to 0.25% through the entire year, total net assets managed by money market funds decreased in 2010 as investors sought higher returns in other areas of the financial markets.

•

RS Money Market Fund delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]. Guardian Investor Services LLC (“Guardian”), the Fund’s sub-adviser, reimbursed the Fund’s expenses during 2010[2] to enable the Fund to maintain a minimum yield of 0.01%.

Market Overview

By the beginning of 2010, conditions in the money markets had improved and the Federal Reserve (the “Fed”) continued to roll back some of the tools and liquidity programs it had implemented in the wake of the implosion of financial markets in the fall of 2008. However, volatility returned to some areas during the third quarter of 2010 as concerns rose over sovereign debt issues in Europe.

At its September 2010, Federal Open Market Committee (FOMC) meeting, the committee stated that inflation levels were below levels it considered consistent with its mandate of maximum employment and price stability. The Fed stated it would provide additional accommodation to support the economic recovery and to return inflation to levels more consistent with its mandate. In our view, the Fed was essentially announcing that it was ready to fight deflation by engaging in a new round of quantitative easing (which became known as “QE2”).

In the final quarter of 2010, sovereign debt concerns mounted for several of the euro area peripherals (for example, Greece and Ireland) and the European Union/International Monetary Fund announced a € 85 billion financial aid package for Ireland. As banks in the euro area periphery continued to rely heavily on the European Central Bank, pressure grew for a more robust resolution mechanism within the eurozone. The result was the creation of the European Stability Mechanism. This program, based on the European Financial Stability Facility, will be a permanent program capable of providing financial assistance packages to eurozone member states.

The Fed gave details of the net asset purchase program at the November FOMC meeting, stating it would purchase up to $600 billion in longer-term U.S. Treasuries by the end of the second quarter of 2011, a pace of around $75 billion a per month.

In the minutes of the December FOMC meeting, the Fed stated that information it had received since the November meeting had increased its confidence in the economic recovery, but cautioned that progress towards its dual mandate of maximum employment and price stability was disappointingly low. As a result, the committee

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RS MONEY MARKET FUND

decided to continue to expand the Fed’s holdings of longer-term securities by maintaining its existing policy of reinvesting principal payments from its existing securities into longer-term Treasuries and by completing the purchase, announced in November, of $600 billion in longer-term U.S. Treasury securities.

Recognizing the apparent fragility of the economic recovery, the Fed kept the targeted federal funds rate unchanged in the 0.00% to 0.25% range through the end of the year, well below the 5.25% peak level of 2007.

Portfolio Review

RS Money Market Fund (Class A shares) returned 0.02% for the twelve-month period ended December 31, 2010, compared to a 0.15% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index. Due to the current low interest rate environment and the impact it has had on money market funds generally, Guardian reimbursed the Fund’s expenses during 20102 to enable the Fund to maintain a minimum yield of 0.01%.

Several factors combined to impact returns in money market funds in 2010. The federal funds target rate of 0.00% to 0.25% continues to challenge money market funds, which are having to reinvest at historically low levels. In addition, many commercial paper issuers have reduced or halted issuance.

As of year end, the majority of the Fund’s assets were invested in first-tier commercial paper issued by either financial or industrial companies. In 2010, we maintained the Fund’s exposure to floating rate taxable municipal bonds, as well as to high grade taxable municipal paper. The Fund has also increased its exposure to U.S. Treasury bills.

Outlook

We remain relatively optimistic on prospects for a continued economic recovery in 2011. Although the housing market remains weak and the unemployment rate remains stubbornly high, we believe the outlook for the consumer and labor markets should improve in 2011. Meanwhile, the Fed is expected to keep the federal funds rate very low for the near-term and continue with the $600 billion asset purchase program. Maturing funds across the entire money market space continue to be reinvested at interest rates that are among the lowest in history. Given our focus on preserving capital, we will continue to attempt to avoid exposure to credits that we feel could come under stress in the near-term economic environment. We remain selective, working hard to understand any credit we are considering, as we evaluate how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and remains critical to our investment process.

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RS MONEY MARKET FUND

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2010.

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RS MONEY MARKET FUND

Characteristics

Total Net Assets: $461,158,938

Sector Allocation

Portfolio Statistics
Average Maturity (days)	34
Current 7-day Yield
With Fee Waiver[2]	0.01%
Without Fee Waiver	-0.65%
Effective 7-day Yield
With Fee Waiver[2]	0.01%
Without Fee Waiver	-0.64%

Annualized historical yields for the 7-day period ended December 31, 2010. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

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RS MONEY MARKET FUND

Top Ten Holdings[3]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.390%	1/6/2011	3.82%
New York St. Pwr. Auth.	0.290%	1/18/2011	2.83%
Los Angeles Department of Airports	0.250%	2/1/2011	2.17%
New York St. Urban Dev. Corp. Rev.	0.400%	1/6/2011	2.17%
General Electric Capital Corp.	0.070%	1/3/2011	2.17%
Northern Illinois Gas Co.	0.190%	1/3/2011	2.17%
Hewlett-Packard Co.	0.160%	1/7/2011	2.17%
National Rural Utilities Cooperative Finance Corp.	0.230%	1/6/2011	2.17%
Proctor & Gamble Co.	0.220%	1/10/2011	2.17%
Emerson Electric Co.	0.170%	1/13/2011	2.17%
Total			24.01%

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RS MONEY MARKET FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)	0.02%	0.63%	2.10%	1.80%	4.41%
Class B Shares (5/1/96)
without sales charge	0.02%	0.38%	1.65%	1.35%	2.62%
with sales charge	-2.98%	-0.28%	1.46%	1.35%	2.62%
Class C Shares (8/7/00)
without sales charge	0.02%	0.38%	1.65%	1.35%	1.49%
with sales charge	-0.98%	0.38%	1.65%	1.35%	1.49%
Class K Shares (5/15/01)	0.02%	0.49%	1.86%	—	1.43%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]	0.15%	0.87%	2.50%	2.42%	4.93%

Please refer to page 42 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index while there are expenses associated with the Fund.
2	Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed by the Advisor. In addition to fees reimbursed with respect to the expense limitations by Guardian Investor Services LLC (GIS), the Fund’s subadviser, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund for the twelve-month period ended December 31, 2010. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 182 for further information.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

44	www.RSinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	45

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,018.70	$4.32	0.85%
	Class B	$1,000.00	$1,013.80	$8.12	1.60%
	Class C	$1,000.00	$1,013.80	$8.12	1.60%
	Class K	$1,000.00	$1,015.60	$6.35	1.25%
	Class Y	$1,000.00	$1,019.60	$3.37	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,017.20	$4.07	0.80%
	Class B	$1,000.00	$1,013.40	$7.86	1.55%
	Class C	$1,000.00	$1,013.40	$7.87	1.55%
	Class K	$1,000.00	$1,015.20	$6.09	1.20%
	Class Y	$1,000.00	$1,017.20	$3.18	0.63%
RS High Yield Bond Fund	Class A	$1,000.00	$1,099.70	$4.50	0.85%
	Class B	$1,000.00	$1,095.60	$8.45	1.60%
	Class C	$1,000.00	$1,097.30	$8.46	1.60%
	Class K	$1,000.00	$1,097.50	$6.60	1.25%
	Class Y	$1,000.00	$1,100.80	$3.50	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$984.30	$3.97	0.79%
	Class C	$1,000.00	$980.40	$7.95	1.59%
	Class Y	$1,000.00	$985.90	$3.33	0.67%

46	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$984.40	$0.69	0.14%
	Class C	$1,000.00	$983.30	$1.85	0.37%
	Class Y	$1,000.00	$984.50	$0.48	0.10%
RS Floating Rate Fund	Class A	$1,000.00	$1,065.50	$0.32	0.06%
	Class C	$1,000.00	$1,065.70	$1.25	0.24%
	Class K	$1,000.00	$1,066.20	$0.33	0.06%
	Class Y	$1,000.00	$1,065.50	$0.39	0.08%
RS Strategic Income Fund	Class A	$1,000.00	$1,043.30	$0.69	0.13%
	Class C	$1,000.00	$1,043.50	$0.40	0.08%
	Class K	$1,000.00	$1,043.30	$0.68	0.13%
	Class Y	$1,000.00	$1,043.50	$0.52	0.10%
RS Money Market Fund	Class A	$1,000.00	$1,000.10	$1.11	0.22%
	Class B	$1,000.00	$1,000.10	$1.12	0.22%
	Class C	$1,000.00	$1,000.10	$1.11	0.22%
	Class K	$1,000.00	$1,000.10	$1.11	0.22%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.14	1.60%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
	Class Y	$1,000.00	$1,021.87	$3.37	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,021.17	$4.07	0.80%
	Class B	$1,000.00	$1,017.39	$7.88	1.55%
	Class C	$1,000.00	$1,017.39	$7.88	1.55%
	Class K	$1,000.00	$1,019.16	$6.11	1.20%
	Class Y	$1,000.00	$1,022.05	$3.19	0.63%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class K	$1,000.00	$1,018.91	$6.35	1.25%
	Class Y	$1,000.00	$1,021.88	$3.37	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.21	$4.04	0.79%
	Class C	$1,000.00	$1,017.18	$8.10	1.59%
	Class Y	$1,000.00	$1,021.85	$3.40	0.67%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,024.51	$0.70	0.14%
	Class C	$1,000.00	$1,023.34	$1.89	0.37%
	Class Y	$1,000.00	$1,024.72	$0.49	0.10%
RS Floating Rate Fund	Class A	$1,000.00	$1,024.89	$0.32	0.06%
	Class C	$1,000.00	$1,023.99	$1.23	0.24%
	Class K	$1,000.00	$1,024.89	$0.32	0.06%
	Class Y	$1,000.00	$1,024.82	$0.39	0.08%
RS Strategic Income Fund	Class A	$1,000.00	$1,024.53	$0.69	0.13%
	Class C	$1,000.00	$1,024.81	$0.40	0.08%
	Class K	$1,000.00	$1,024.54	$0.68	0.13%
	Class Y	$1,000.00	$1,024.70	$0.51	0.10%
RS Money Market Fund	Class A	$1,000.00	$1,024.10	$1.12	0.22%
	Class B	$1,000.00	$1,024.09	$1.13	0.22%
	Class C	$1,000.00	$1,024.10	$1.12	0.22%
	Class K	$1,000.00	$1,024.10	$1.12	0.22%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Financial Information

Year Ended December 31, 2010

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Asset Backed Securities – 4.9%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$829,034	$744,123
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	126,910	125,659
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	282,139	284,773
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	1,700,000	1,751,714
Daimler Chrysler Auto Trust 2008-A A4 4.48% due 8/8/2014	1,650,000	1,691,826
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,464,927
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	1,570,000	1,580,598
Total Asset Backed Securities (Cost $7,605,187)		7,643,620

	Principal Amount	Value
Collateralized Mortgage Obligations – 16.7%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,114,052	1,118,922
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033	464,109	464,473
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	383,561	392,919
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	554,308	541,555
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	356,410	352,192
2006-19CB A15 6.00% due 8/25/2036	482,904	434,727
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	1,261,948	1,282,977

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2002-19 1A1 6.25% due 11/25/2032	$310,775	$322,766
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	427,529
1534 Z 5.00% due 6/15/2023	284,507	284,378
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,517,553
FNMA 2002-77 QG 5.50% due 12/25/2032	1,080,000	1,214,831
2006-45 AC 5.50% due 6/25/2036	172,760	180,617
2002-52 PB 6.00% due 2/25/2032	484,859	498,840
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	871,180	967,046
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.485% due 6/25/2035(1)	1,016,000	989,939
2004-S2 1A3 4.75% due 11/25/2019	612,279	619,381
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	485,458	498,128
2003-7 4A33 5.25% due 9/25/2033	1,832,704	1,896,014
2003-10 3A7 5.50% due 11/25/2033	724,712	753,371
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	417,589	429,205
2003-3 A9 5.50% due 1/25/2034	1,326,724	1,396,773
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	337,962	341,330
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	903,630	922,565
2003-S20 1A4 5.50% due 12/25/2033	485,404	493,016
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	688,232	602,403

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Securities Corp. 2005-1 4A1 5.00% due 2/25/2020	$752,442	$763,149
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020(3)	1,007,423	1,032,449
2004-2 A1 5.00% due 1/25/2019	572,214	586,548
2006-1 A3 5.00% due 3/25/2021	1,235,408	1,233,092
2003-2 A7 5.25% due 2/25/2018(3)	1,136,481	1,181,305
2006-7 1A1 5.25% due 6/25/2021	362,410	366,455
2004-6 A4 5.50% due 6/25/2034	367,633	387,930
2007-13 A7 6.00% due 9/25/2037	640,084	600,413
Total Collateralized Mortgage Obligations (Cost $25,702,104)		26,094,791

	Principal Amount	Value
Senior Secured Loans – 1.2%
Finance Companies – 0.2%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	250,000	253,535

		253,535
Food – 0.1%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(1)	70,059	70,447
Term Loan C 5.00% - 5.50% due 3/2/2017(1)	174,008	174,972

		245,419
Healthcare – 0.5%
Grifols S.A. Term Loan B 6.00% due 11/23/2016(1)	500,000	504,905
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	247,560	249,771

		754,676
Metals And Mining – 0.3%
Novelis, Inc. New Term Loan B 5.25% due 12/19/2016(1)	400,000	404,812

		404,812

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Technology – 0.1%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	$221,841	$223,090

		223,090
Total Senior Secured Loans (Cost $1,851,877)		1,881,532

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.1%
Adams Outdoor Advertising LP 2010-1 A 5.438% due 12/20/2040(2)	1,200,000	1,179,000
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	1,240,000	1,340,759
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	650,000	681,265
2005-6 A4 5.196% due 9/10/2047(1)	1,500,000	1,611,088
2006-2 A4 5.74% due 5/10/2045(1)	927,000	1,014,845
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,500,000	1,577,033
1999-C1 B 6.20% due 2/14/2031	279,784	290,050
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	1,016,048	1,076,032
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	1,500,000	1,564,981
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	422,207	421,849
2001-CP4 A4 6.18% due 12/15/2035	869,243	880,118
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	715,000	759,841
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	569,673
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,170,467

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2004-GG1 A7 5.317% due 6/10/2036	$1,052,000	$1,134,682
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,059,738
2005-LDP5 A4 5.203% due 12/15/2044(1)	720,000	775,126
2001-C1 A3 5.857% due 10/12/2035	902,370	913,602
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,585,003
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	1,168,742
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	105,438	107,642
2005-HQ7 AAB 5.181% due 11/14/2042(1)(3)	1,500,000	1,574,733
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	544,475
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.078% due 5/18/2032(1)(2)	839,000	884,438
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)(3)	1,500,000	1,552,212
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	561,000	590,264
2005-C18 A4 4.935% due 4/15/2042	705,000	749,357
Total Commercial Mortgage-Backed Securities (Cost $25,702,704)		26,777,015

	Principal Amount	Value
Corporate Bonds – 33.4%
Aerospace & Defense – 0.2%
L-3 Communications Corp. 5.20% due 10/15/2019	125,000	127,077
TRW, Inc. 7.75% due 6/1/2029	150,000	193,282

		320,359

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Automotive – 0.8%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	$500,000	$493,631
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	80,000	90,565
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	650,000	716,110

		1,300,306
Banking – 6.0%
American Express Bank FSB 6.00% due 9/13/2017	250,000	278,600
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	400,000	444,632
Barclays Bank PLC Sr. Nt. 5.125% due 1/8/2020	400,000	408,503
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	850,000	931,323
City National Corp. 5.125% due 2/15/2013	300,000	313,964
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	250,000	256,075
5.30% due 8/13/2019	150,000	158,441
Deutsche Bank AG London 6.00% due 9/1/2017	300,000	336,069
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	430,017
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	208,530
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	421,157
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	650,000	720,565
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	345,578
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	250,000	264,725
Morgan Stanley 5.95% due 12/28/2017	550,000	581,922

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Banking (continued)
PNC Bank N.A. 6.875% due 4/1/2018	$200,000	$228,612
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	487,500
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	400,000	378,984
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	212,568
The Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	429,754
Sr. Nt. 5.375% due 3/15/2020	500,000	516,680
5.625% due 1/15/2017	80,000	84,595
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	400,000	406,936
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	250,000	188,437
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	331,011

		9,365,178
Brokerage – 0.7%
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	300,000	294,871
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/12(4)(5)	200,000	20
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	400,000	417,036
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	326,230

		1,038,157
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	350,000	373,470
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	419,322

		792,792

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	$250,000	$258,111
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	307,207
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	200,000	251,691
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	250,000	270,432

		1,087,441
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	324,992

		324,992
Consumer Products – 0.1%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	200,000	215,523

		215,523
Diversified Manufacturing – 0.1%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	225,783

		225,783
Electric – 1.2%
Alabama Power Co. 5.65% due 3/15/2035	300,000	299,932
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	308,191
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	191,761
Nevada Power Co. 6.65% due 4/1/2036	250,000	279,708
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	452,140
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	289,924

		1,821,656
Energy – 2.7%
BP Capital Markets PLC 4.50% due 10/1/2020	400,000	399,036

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Energy (continued)
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	$150,000	$165,740
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	692,175	740,627
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	496,366
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	150,000	164,849
Motiva Enterprises LLC 5.75% due 1/15/2020(2)	300,000	336,513
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	333,043
Tosco Corp. 8.125% due 2/15/2030	125,000	161,907
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	200,000	210,058
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	186,192
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	212,147
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	380,808
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	404,000

		4,191,286
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	424,117
Viacom, Inc. 6.875% due 4/30/2036	200,000	229,470

		653,587
Food And Beverage – 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	250,000	263,304
Diageo Capital PLC 5.50% due 9/30/2016	125,000	140,224

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Food And Beverage (continued)
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	$125,000	$140,079
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	316,459

		860,066
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	250,000	268,502
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	187,108
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	425,927
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	637,968

		1,519,505
Health Insurance – 0.3%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	138,020
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	300,000	297,663

		435,683
Healthcare – 0.8%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	250,000	274,416
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	250,000	271,299
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	400,000	388,391
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	242,952

		1,177,058
Independent Energy – 0.2%
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	242,274

		242,274

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Industrial - Other – 0.2%
Princeton University Sr. Nt. 5.70% due 3/1/2039	$300,000	$322,026

		322,026
Insurance - Life – 2.4%
American International Group, Inc. Sr. Nt. Ser. MTN 5.85% due 1/16/2018	200,000	206,228
AXA SA 6.463% due 12/31/2049(2)(4)	200,000	178,500
Genworth Financial, Inc. Sr. Nt. 7.20% due 2/15/2021	600,000	614,171
MetLife, Inc. 6.40% due 12/15/2036	125,000	117,500
Sr. Nt. Series A 6.817% due 8/15/2018	400,000	466,353
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	300,000	353,729
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	400,000	471,616
Symetra Financial Corp. 6.125% due 4/1/2016(2)(6)	300,000	302,561
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	300,000	351,001
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	300,000	304,325
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	332,786

		3,698,770
Insurance P&C – 1.4%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	221,032
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	370,918
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	420,348
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	300,000	307,931

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Insurance P&C (continued)
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	$100,000	$99,425
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	400,000	441,818
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	300,000	333,556

		2,195,028
Media Cable – 1.1%
Comcast Corp. 6.45% due 3/15/2037	350,000	373,963
6.50% due 1/15/2017	500,000	576,386
Time Warner Cable, Inc. 5.85% due 5/1/2017	700,000	781,058

		1,731,407
Media Noncable – 0.5%
Discovery Communications LLC 5.625% due 8/15/2019	300,000	329,238
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	184,503
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	300,750

		814,491
Metals And Mining – 1.8%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	467,298
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	250,000	266,372
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	421,414
FMG Resources Sr. Nt. 6.375% due 2/1/2016(2)	500,000	500,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	331,875
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	506,250
Teck Resources Ltd. Sr. Nt. 5.375% due 10/1/2015	250,000	274,516

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Metals And Mining (continued)
Vale Overseas Ltd. 6.25% due 1/23/2017	$100,000	$111,511

		2,879,236
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	300,000	325,250

		325,250
Non Captive Diversified – 0.7%
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	490,731
6.75% due 3/15/2032	200,000	226,424
KKR Group Finance Co. 6.375% due 9/29/2020(2)	400,000	398,291

		1,115,446
Paper – 0.5%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	500,000	494,340
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	350,000	359,625

		853,965
Pharmaceuticals – 0.6%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	330,319
Astrazeneca PLC 6.45% due 9/15/2037	150,000	178,081
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	351,408
Wyeth 5.95% due 4/1/2037	125,000	138,329

		998,137
Pipelines – 1.5%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	427,301
Energy Transfer Partners LP Sr. Nt. 6.70% due 7/1/2018	225,000	255,256
8.50% due 4/15/2014	250,000	290,266
Enterprise Products Operating LLC 5.20% due 9/1/2020	400,000	414,409
8.375% due 8/1/2066(1)	100,000	107,375
Magellan Midstream Partners LP 6.55% due 7/15/2019	400,000	456,003

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Pipelines (continued)
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	$350,000	$362,810

		2,313,420
Railroads – 0.1%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	200,000	225,797

		225,797
REITs – 1.2%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	300,000	288,723
Equity One, Inc. 6.25% due 12/15/2014	300,000	316,583
ERP Operating LP 5.375% due 8/1/2016	200,000	218,672
Liberty Property LP 7.25% due 3/15/2011	200,000	202,289
ProLogis Sr. Sec. Nt. 6.875% due 3/15/2020	400,000	424,690
WEA FIN LLC/WCI FIN LLC 5.40% due 10/1/2012(2)	350,000	371,044

		1,822,001
Retailers – 0.9%
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	350,000	373,625
6.625% due 4/1/2011	350,000	354,375
Nebraska Book Co. Sr. Sec. Nt. 10.00% due 12/1/2011	150,000	149,250
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	250,000	281,327
Target Corp. Sr. Nt. 7.00% due 1/15/2038	150,000	183,890

		1,342,467
Technology – 1.2%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	250,000	271,548
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	142,639

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Technology (continued)
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	$200,000	$217,743
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	250,000	288,534
International Business Machines Corp. 5.70% due 9/14/2017	100,000	114,776
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	500,000	550,003
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	276,189

		1,861,432
Wireless – 1.0%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	520,402
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	417,875
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	165,406
Vodafone Group PLC
Sr. Nt.
5.45% due 6/10/2019	300,000	329,668
6.15% due 2/27/2037	100,000	107,050

		1,540,401
Wirelines – 1.7%
AT&T, Inc. 6.30% due 1/15/2038	400,000	421,979
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	335,987
France Telecom S.A. 8.50% due 3/1/2031	115,000	156,334
Qwest Communications International, Inc. 7.125% due 4/1/2018(2)	500,000	517,500
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	400,000	412,000
Telecom Italia Capital 5.25% due 10/1/2015	150,000	153,579
Verizon Communications, Inc.
5.55% due 2/15/2016	225,000	252,208
6.40% due 2/15/2038	350,000	387,165

		2,636,752
Total Corporate Bonds (Cost $48,777,207)		52,247,672

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Hybrid ARMS – 0.4%
FNMA
5.748% due 12/1/2036(1)(3)	$375,472	$396,531
6.228% due 8/1/2046(1)	294,857	308,353
Total Hybrid ARMS (Cost $674,907)		704,884

	Principal Amount	Value
Mortgage Pass-Through Securities – 17.8%
FHLMC
4.00% due 12/1/2040	5,500,000	5,465,708
5.50% due 6/1/2038	1,555,661	1,659,272
7.00% due 9/1/2038	271,911	306,808
FNMA
4.00% due 11/1/2040	1,791,225	1,783,695
4.50% due 12/1/2040(7)	4,200,000	4,310,905
5.00% due 12/1/2034 - 12/1/2039	7,086,894	7,456,420
5.50% due 4/1/2022(3)	186,452	200,600
5.50% due 1/1/2038	5,349,999	5,728,301
6.00% due 8/1/2021	284,517	311,858
6.50% due 1/1/2013 - 7/1/2014	86,604	94,384
7.00% due 6/1/2012 - 6/1/2032	173,151	195,401
7.50% due 12/1/2029 - 2/1/2031	150,419	172,400
8.00% due 6/1/2030 - 9/1/2030	63,241	73,139
GNMA 6.00% due 12/15/2033	122,368	136,063

Total Mortgage Pass-Through Securities (Cost $27,626,027)		27,894,954

	Principal Amount	Value
Municipal Bonds – 2.2%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	300,000	309,690
California State General Obligation 5.25% due 4/1/2014	200,000	208,996
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	400,000	397,424
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	400,000	391,700

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	$600,000	$619,098
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	340,000	361,359
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	400,000	399,636
Oregon School Board Association 4.759% due 6/30/2028	200,000	177,890
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	500,000	500,695
Total Municipal Bonds (Cost $3,363,363)		3,366,488

	Principal Amount	Value
U.S. Treasury – 3.7%
U.S. Treasury Bonds
3.875% due 8/15/2040	1,190,000	1,096,102
4.25% due 11/15/2040	400,000	393,500
4.375% due 5/15/2040	1,504,000	1,511,279
6.625% due 2/15/2027	650,000	854,953
U.S. Treasury Notes
1.875% due 10/31/2017	450,000	427,781
2.625% due 11/15/2020	1,530,000	1,443,220
Total U.S. Treasury (Cost $5,953,159)		5,726,835

	Principal Amount	Value
Short-Term Investments – 2.9%
Barclays U.S. Funding Corp. 0.23% due 1/13/2011(3)	3,000,000	2,999,770
Massachusetts Mutual Life Insurance Co. 0.23% due 1/13/2011(3)	1,500,000	1,499,885
Total Short-Term Investments (Cost $4,499,655)		4,499,655

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2010	Principal Amount	Value
Repurchase Agreements – 4.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $6,574,049, due 1/3/2011(8)	$6,574,000	$6,574,000
Total Repurchase Agreements (Cost $6,574,000)		6,574,000
Total Investments - 104.5% (Cost $158,330,190)		163,411,446
Other Liabilities, Net - (4.5)%		(7,053,194)
Total Net Assets - 100.0%		$156,358,252

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2010.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $16,832,943, representing 10.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/2012	$200,000	$200,312	$20

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Acquisition Cost	Value	Acquisition Date	% of Fund’s Net Assets

Symetra Financial Corp.	$300,000	$298,671	$302,561	3/23/2006	0.19%

(7)	TBA — To be announced.
(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.375%	5/15/2013	$6,706,057

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$7,643,620	$—	$7,643,620

Collateralized Mortgage Obligations	—	26,094,791	—	26,094,791

Senior Secured Loans	—	1,881,532	—	1,881,532

Commercial Mortgage-Backed Securities	—	26,777,015	—	26,777,015

Corporate Bonds	—	52,247,672	—	52,247,672

Hybrid ARMS	—	704,884	—	704,884

Mortgage Pass-Through Securities	—	27,894,954	—	27,894,954

Municipal Bonds	—	3,366,488	—	3,366,488

U.S. Treasury	—	5,726,835	—	5,726,835

Short-Term Investments	—	4,499,655	—	4,499,655

Repurchase Agreements	—	6,574,000	—	6,574,000

Total	$—	$163,411,446	$—	$163,411,446

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Asset Backed Securities – 19.2%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$5,500,000	$5,490,346
Ally Master Owner Trust 2010-3 A 2.88% due 4/15/2015(1)	3,200,000	3,277,209
American Express Credit Account Master Trust 2009-2 A 1.51% due 3/15/2017(2)	5,285,000	5,463,670
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	4,100,000	4,091,457
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033	188,543	169,232
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,577,361
2009-2A A4 3.03% due 10/15/2016(1)	2,260,000	2,332,109
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	6,320,000	6,433,368
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	3,830,000	4,055,261
CenterPoint Energy Transition Bond Co. LLC 2008-A A1 4.192% due 2/1/2020	5,264,156	5,655,324
2001-1 A4 5.63% due 9/15/2015	413,944	445,267
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	319,088	315,943
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	6,050,000	6,681,177
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033	211,453	213,427
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	3,854,000	3,971,239
2007-C A4A 5.42% due 3/17/2014	915,760	935,462
Daimler Chrysler Auto Trust 2008-A A4 4.48% due 8/8/2014	6,500,000	6,664,767

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Asset Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.96% due 2/15/2017(1)(2)	$4,115,000	$4,235,951
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	2,100,000	2,135,314
2009-3 A 2.54% due 9/15/2014	2,760,000	2,793,160
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	3,048,323	3,078,309
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	8,000,000	8,264,866
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	5,770,000	6,037,591
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,211,397
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,890,000	1,968,175
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	2,000,000	2,041,479
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	2,000,000	2,019,926
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	5,600,000	5,663,700
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	6,570,000	6,614,351
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	6,453,016	6,649,178
2005-1 A5 4.47% due 12/25/2014	580,000	614,615
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032	25,408	14,294
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	2,000,000	1,983,758

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Asset Backed Securities (continued)
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	$1,500,000	$1,530,907
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	3,600,000	3,578,610
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	2,200,000	2,245,723

World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	1,900,000	1,912,356
Total Asset Backed Securities (Cost $126,893,728)		127,366,279

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.3%
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(3)	746,754	747,340
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,210,265	1,239,793
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	4,059,970	4,167,100
2003-S14 3A1 5.50% due 1/25/2034	2,077,532	2,124,478
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	3,128,822	3,182,062
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	522,750	516,563
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	5,228,172	5,315,294
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	1,966,734	2,023,939
2003-27 5A2 5.25% due 1/25/2018	2,368,211	2,398,334
2003-27 5A1 5.25% due 11/25/2033	452,492	460,031
2003-11 1A31 5.50% due 6/25/2033	2,181,650	2,242,616

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 1534 Z 5.00% due 6/15/2023	$118,918	$118,864
20 H 5.50% due 10/25/2023	57,871	61,652
FNMA 2003-63 GU 4.00% due 7/25/2033	7,850	8,084
2005-39 CL 5.00% due 12/25/2021	60,640	61,527
2006-45 AC 5.50% due 6/25/2036	55,454	57,976
2002-52 PB 6.00% due 2/25/2032	153,539	157,966
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	1,456,170	1,484,896
2004-J6 2A1 5.25% due 2/25/2035	733,657	733,086
GNMA 2002-93 NV 4.75% due 2/20/2032	9,886	9,927
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.48% due 2/25/2035(2)	2,816,029	2,864,926
2004-S2 1A3 4.75% due 11/25/2019	2,103,179	2,127,575
2004-S1 1A7 5.00% due 9/25/2034	3,360,779	3,451,762
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	3,500,000	3,590,737
2003-5 2A1 5.00% due 6/25/2018	654,550	671,633
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	2,546,288	2,615,782
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	2,651,394	2,709,799
2004-2 A3 5.25% due 11/25/2019	1,465,593	1,506,359
2003-3 A9 5.50% due 1/25/2034	2,765,509	2,911,522
RAAC Series 2005-SP1 2A10 5.25% due 9/25/2034	63,102	62,918
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	56,056	56,615

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	$2,588,079	$2,604,379
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	3,933,167	3,962,568
2005-S1 2A1 4.75% due 2/25/2020	2,891,153	2,951,735
2003-S20 1A4 5.50% due 12/25/2033	1,332,186	1,353,076
Structured Asset Securities Corp. 2005-1 4A1 5.00% due 2/25/2020	3,047,075	3,090,438
2003-30 3A1 5.00% due 10/25/2033	1,643,287	1,679,450
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.434% due 10/25/2033(2)	1,246,472	1,274,145
2003-8 A1 4.50% due 8/25/2018	1,141,284	1,169,365
2003-N 2A1 4.735% due 12/25/2033(2)	5,297,055	5,477,780
2005-1 1A1 4.75% due 1/25/2020	2,014,626	2,051,582
2003-6 1A1 5.00% due 6/25/2018	1,527,104	1,569,229
2004-2 A1 5.00% due 1/25/2019	2,280,843	2,337,981
2006-7 1A1 5.25% due 6/25/2021	1,146,781	1,159,580
2003-17 1A4 5.50% due 1/25/2034	1,128,417	1,126,957
Total Collateralized Mortgage Obligations (Cost $81,351,041)		81,489,421

	Principal Amount	Value
Senior Secured Loans – 1.7%
Energy – 0.4%
CITGO Petroleum Corp. Term Loan C 9.00% - 9.25% due 6/23/2017(2)	2,487,500	2,590,632

		2,590,632
Finance Companies – 0.5%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(2)	800,000	811,312

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Finance Companies (continued)
Interactive Data Corp. Term Loan B 6.75% due 1/29/2017(2)	$2,686,500	$2,715,272

		3,526,584
Food – 0.1%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(2)	210,177	211,341
Term Loan C 5.00% - 5.50% due 3/2/2017(2)	522,026	524,918

		736,259
Healthcare – 0.6%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(2)	3,000,000	3,029,430
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(2)	742,680	749,312

		3,778,742
Technology – 0.1%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(2)	709,890	713,887

		713,887
Total Senior Secured Loans (Cost $11,006,832)		11,346,104

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 22.9%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	2,052,000	2,218,740
Asset Securitization Corp. 1996-D3 A4 7.947% due 10/13/2026(2)	2,000,000	2,081,616
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	2,000,000	2,099,637
2005-6 A4 5.195% due 9/10/2047(2)	4,900,000	5,262,888
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	500,000	527,570
2003-T10 A2 4.74% due 3/13/2040	2,014,000	2,117,430

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2003-PWR2 A4 5.186% due 5/11/2039	$3,695,000	$3,941,913
1999-C1 B 6.20% due 2/14/2031	884,922	917,392
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	2,000,000	2,066,260
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)	1,312,187	1,389,654
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	45,792	45,846
1999-C1 B 7.23% due 1/17/2032	3,000,000	3,292,340
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	516,656	526,312
2004-LB2A A3 4.221% due 3/10/2039	459,113	461,071
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	3,650,000	3,593,137
4.523% due 1/15/2015(1)	1,950,000	2,026,257
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	2,075,078
2002-CP5 A1 4.106% due 12/15/2035	765,215	776,651
2004-C5 A2 4.183% due 11/15/2037	133,327	133,213
2004-C2 A2 5.416% due 5/15/2036	4,758,000	5,072,780
2001-CP4 A4 6.18% due 12/15/2035	796,516	806,481
1997-C2 F 7.46% due 1/17/2035	2,425,000	2,689,003
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,316,315
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	355,000	371,142
2004-C1 B 4.692% due 11/10/2038	2,315,000	2,365,192
2003-C2 A4 5.145% due 7/10/2037	5,300,000	5,632,387
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.471% due 5/10/2040(2)	2,690,000	2,895,823

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	$190,076	$191,938
2005-GG3 A3 4.569% due 8/10/2042	4,000,000	4,091,852
2004-GG1 A7 5.317% due 6/10/2036	4,415,000	4,761,999
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	69,505	69,854
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	420,862	422,842
2005-LDP5 A4 5.203% due 12/15/2044(2)	3,500,000	3,767,973
2003-CB6 A2 5.255% due 7/12/2037	3,450,000	3,691,439
2001-C1 A3 5.857% due 10/12/2035	3,222,362	3,262,474
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,655,790
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035	5,025,000	5,296,350
2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,585,003
2003-C8 A4 5.124% due 11/15/2032	3,515,000	3,756,358
2002-C1 A4 6.462% due 3/15/2031	3,717,707	3,880,556
Merrill Lynch Mortgage Investors Trust 1998-C3 D 6.838% due 12/15/2030(2)	4,500,000	4,898,233
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035	5,135,000	5,443,142
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	461,808	474,627
2004-HQ3 A4 4.80% due 1/13/2041	1,810,000	1,896,243
2003-T11 A3 4.85% due 6/13/2041	652,018	665,642
2005-HQ7 AAB 5.168% due 11/14/2042(2)	1,253,000	1,315,427

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-HQ5 A4 5.168% due 1/14/2042	$3,500,000	$3,745,857
2004-IQ7 A4 5.40% due 6/15/2038(2)	6,000,000	6,408,256
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	1,388,000	1,460,638
Prudential Securities Secured Financing Corp. 1998-C1 D 7.17% due 1/15/2013(2)	20,061	20,175
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	1,407,120	1,441,198
2002-KEY2 A3 4.865% due 3/18/2036	1,725,000	1,795,539
1999-C1 G 7.079% due 5/18/2032(1)(2)	1,258,000	1,326,129
TIAA Real Estate CDO Ltd. 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,293,524
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	4,900,000	5,049,626
2004-C10 A4 4.748% due 2/15/2041	1,889,000	1,987,537
2003-C8 B 5.03% due 11/15/2035	1,727,000	1,786,481
2005-C21 A4 5.204% due 10/15/2044(2)	5,800,000	6,268,559
2004-C11 A5 5.215% due 1/15/2041	3,810,000	4,053,959
Total Commercial Mortgage-Backed Securities (Cost $150,309,338)		151,467,348

	Principal Amount	Value
Corporate Bonds – 38.9%
Aerospace/Defense – 0.5%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	3,000,000	3,090,000

		3,090,000
Automotive – 0.6%
Daimler Finance North America LLC 5.875% due 3/15/2011	1,000,000	1,010,140

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Automotive (continued)
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	$3,000,000	$3,189,627

		4,199,767
Banking – 6.0%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	2,000,000	2,064,074
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	3,000,000	3,046,287
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	1,500,000	1,524,353
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	3,000,000	3,096,918
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	2,750,000	2,836,226
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	850,000	856,197
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,296,044
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,522,122
Fifth Third Bancorp Sr. Nt. 6.25% due 5/1/2013	2,500,000	2,709,690
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	2,000,000	2,117,798
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	1,250,000	1,252,320
6.60% due 4/1/2012	1,250,000	1,331,835
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	3,000,000	3,185,310
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(1)	750,000	769,328
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	1,950,000

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Banking (continued)
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	$2,750,000	$2,838,014
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	2,500,000	2,521,335
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	2,500,000	2,495,655
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,525,392

		39,938,898
Building Materials – 0.9%
CRH America, Inc. 5.625% due 9/30/2011	1,054,000	1,087,233
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	2,750,000	2,821,731
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,850,000	1,939,364

		5,848,328
Chemicals – 0.9%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	2,500,000	2,519,587
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	3,000,000	3,162,537

		5,682,124
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,150,000

		2,150,000
Consumer Products – 0.7%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	3,000,000	3,227,991
Whirlpool Corp. Nt. 8.00% due 5/1/2012	1,525,000	1,643,366

		4,871,357

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Distributors – 0.2%
ONEOK, Inc. 7.125% due 4/15/2011	$1,040,000	$1,058,231

		1,058,231
Electric – 2.8%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,450,794
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	1,500,000	1,519,553
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	2,500,000	2,601,723
FPL Group Capital, Inc. 5.625% due 9/1/2011	1,400,000	1,442,952
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	808,149
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,287,404
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	1,159,104	1,193,877
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	2,000,000	1,976,880
Sr. Sec. Nt. 2.625% due 9/16/2012	1,050,000	1,079,210
New York State Electric & Gas Corp. Sr. Nt. 5.50% due 11/15/2012	1,732,000	1,831,768
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	798,509
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	650,000	653,687
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	2,000,000	2,135,000

		18,779,506
Energy – 1.3%
BP Capital Markets PLC 3.125% due 3/10/2012	3,000,000	3,067,623

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Energy (continued)
Chevron Corp. 3.45% due 3/3/2012	$500,000	$515,933
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(1)	2,500,000	2,506,250
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	2,500,000	2,686,165

		8,775,971
Environmental – 0.2%
Allied Waste North America, Inc. 6.375% due 4/15/2011	1,000,000	1,014,770

		1,014,770
Food And Beverage – 2.5%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	1,500,000	1,534,959
3.00% due 10/15/2012	1,000,000	1,031,812
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	1,980,510
Diageo Finance BV 3.875% due 4/1/2011	600,000	604,711
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	1,500,000	1,513,391
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	2,000,000	2,056,836
Mead Johnson Nutrition Co. Sr. Nt. 3.50% due 11/1/2014	1,750,000	1,809,642
PepsiAmericas, Inc. 5.625% due 5/31/2011	450,000	459,113
SABMiller PLC 6.20% due 7/1/2011(1)	1,795,000	1,841,316
Wm. Wrigley Jr. Co. 2.45% due 6/28/2012(1)	2,000,000	2,014,184
3.05% due 6/28/2013(1)	2,000,000	2,042,838

		16,889,312
Government Related – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	1,250,000	1,312,568

		1,312,568

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Health Insurance – 0.5%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	$3,000,000	$3,205,644

		3,205,644
Healthcare – 1.3%
AmerisourceBergen Corp. 5.625% due 9/15/2012	1,750,000	1,869,280
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	1,085,000	1,130,431
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	1,200,000	1,266,546
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	850,000	864,875
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	1,740,000	1,779,413
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	1,500,000	1,525,794

		8,436,339
Home Construction – 0.2%
KB HOME 6.375% due 8/15/2011	1,395,000	1,415,925

		1,415,925
Independent Energy – 0.4%
Chesapeake Energy Corp. 7.625% due 7/15/2013	2,750,000	2,980,313

		2,980,313
Insurance - Life – 2.6%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	3,000,000	3,051,228
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	2,500,000	2,606,675
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	2,895,000	3,079,472
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(1)	2,000,000	2,049,868
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,229,341

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Insurance - Life (continued)
Prudential Financial, Inc. Sr. Nt. Ser. D 5.10% due 12/14/2011	$2,000,000	$2,066,794
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	3,000,000	3,088,470

		17,171,848
Insurance P&C – 1.6%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	3,000,000	3,079,308
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,886,409
Travelers Property Casualty Corp. 5.00% due 3/15/2013	1,500,000	1,614,609
XL Capital Finance Europe PLC 6.50% due 1/15/2012	3,000,000	3,098,754

		10,679,080
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	2,000,000	2,115,000

		2,115,000
Media Cable – 0.8%
Cox Communications, Inc. 4.625% due 6/1/2013	2,200,000	2,354,326
Time Warner Cable, Inc. 5.40% due 7/2/2012	3,000,000	3,184,893

		5,539,219
Media Noncable – 0.9%
NBC Universal, Inc. Sr. Nt. 2.10% due 4/1/2014(1)	3,500,000	3,489,629
Rainbow National Services LLC 8.75% due 9/1/2012(1)	800,000	802,000
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,503,750

		5,795,379
Metals And Mining – 2.8%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	2,500,000	2,607,712

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Metals And Mining (continued)
Anglo American Capital PLC 2.15% due 9/27/2013(1)	$1,700,000	$1,714,617
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	3,000,000	3,188,862
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	3,100,000	3,429,375
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	1,000,000	1,056,894
6.45% due 3/15/2011	900,000	910,239
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,057,250
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	2,000,000	2,070,000
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	1,500,000	1,556,915

		18,591,864
Natural Gas - Distributors – 0.5%
Inergy, LP 6.875% due 12/15/2014	3,000,000	3,045,000

		3,045,000
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	2,250,000	2,289,701

		2,289,701
Non Captive Diversified – 0.5%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,257,035
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	2,000,000	2,044,604

		3,301,639
Oil Field Services – 0.3%
Transocean Ltd. Sr. Nt. 5.25% due 3/15/2013	2,000,000	2,108,534

		2,108,534

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Packaging – 1.0%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	$790,000	$822,276
Owens-Brockway Glass Container, Inc. 6.75% due 12/1/2014	2,500,000	2,543,750
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	3,044,000	3,162,731

		6,528,757
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,200,000	1,233,000

		1,233,000
Pharmaceuticals – 0.2%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	670,633
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	650,000	678,246

		1,348,879
Pipelines – 2.3%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	2,750,000	2,913,636
Enterprise Products Operating LLC 4.60% due 8/1/2012	3,000,000	3,148,611
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	550,000	586,737
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	2,750,000	2,894,375
NGPL Pipeco LLC Sr. Nt. 6.514% due 12/15/2012(1)	2,500,000	2,698,275
Plains All American Pipeline LP 4.25% due 9/1/2012	3,000,000	3,128,388

		15,370,022
REITs – 1.3%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	2,000,000	2,132,260

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
REITs (continued)
CommonWealth REIT Sr. Nt. 6.95% due 4/1/2012	$2,550,000	$2,657,414
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	1,000,000	1,066,829
Regency Centers LP 7.95% due 1/15/2011	350,000	350,546
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	2,000,000	2,118,384

		8,325,433
Retailers – 0.9%
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	3,300,000	3,407,250
Nebraska Book Co. Sr. Sec. Nt. 10.00% due 12/1/2011	1,300,000	1,293,500
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	1,000,000	1,007,270

		5,708,020
Supermarkets – 0.1%
The Kroger Co. 6.80% due 4/1/2011	550,000	558,066

		558,066
Technology – 2.0%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	1,300,000	1,315,241
4.45% due 9/14/2012	1,500,000	1,566,927
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013(1)	2,500,000	2,482,970
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	500,000	519,598
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,668,865
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,044,856

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Technology (continued)
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	$2,250,000	$2,394,227

		12,992,684
Wireless – 0.1%
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	930,000	973,393

		973,393
Wirelines – 0.7%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	3,000,000	3,090,000
Telefonica Emisiones SAU 2.582% due 4/26/2013	1,500,000	1,501,208

		4,591,208
Total Corporate Bonds (Cost $254,856,906)		257,915,779

	Principal Amount	Value
Government Agencies – 0.3%
Federal Farm Credit Bank 1.875% due 12/7/2012	1,760,000	1,800,512

PNC Funding Corp. 2.30% due 6/22/2012(5)	450,000	461,457
Total Government Agencies (Cost $2,210,810)		2,261,969

	Principal Amount	Value
Hybrid ARMS – 0.0%

FNMA 6.228% due 8/1/2046(2)	103,255	107,981
Total Hybrid ARMS (Cost $104,175)		107,981

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2010	Principal Amount	Value
Mortgage-Backed Securities – 0.0%

FHLMC 7.00% due 9/1/2038	$130,517	$147,268
Total Mortgage-Backed Securities (Cost $135,673)		147,268

	Principal Amount	Value
U.S. Treasury – 1.3%

U.S. Treasury Notes 2.125% due 12/31/2015	8,200,000	8,238,433
Total U.S. Treasury (Cost $8,238,438)		8,238,433

	Principal Amount	Value
Repurchase Agreements – 6.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $39,890,299, due 1/3/2011(6)	39,890,000	39,890,000
Total Repurchase Agreements (Cost $39,890,000)		39,890,000
Total Investments - 102.6% (Cost $674,996,941)		680,230,582
Other Liabilities, Net - (2.6)%		(17,119,789)
Total Net Assets - 100.0%		$663,110,793

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $79,638,640, representing 12.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2010.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Classified under Government Agencies as a result of participation in a program issuing debt guaranteed by FDIC.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	6.25%	7/15/2032	$40,689,281

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$127,366,279	$—	$127,366,279

Collateralized Mortgage Obligations	—	81,489,421	—	81,489,421

Senior Secured Loans	—	11,346,104	—	11,346,104

Commercial Mortgage-Backed Securities	—	151,467,348	—	151,467,348

Corporate Bonds	—	257,915,779	—	257,915,779

Government Agencies	—	2,261,969	—	2,261,969

Hybrid ARMS	—	107,981	—	107,981

Mortgage-Backed Securities	—	147,268	—	147,268

U.S. Treasury	—	8,238,433	—	8,238,433

Repurchase Agreements	—	39,890,000	—	39,890,000

Total	$—	$680,230,582	$—	$680,230,582

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	89

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Corporate Bonds – 94.1%
Aerospace/Defense – 1.5%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$460,000	$503,700
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	450,000	470,250
Spirit Aerosystems, Inc. 6.75% due 12/15/2020(1)	280,000	280,700
Triumph Group, Inc. 8.00% due 11/15/2017	290,000	301,600
8.625% due 7/15/2018	330,000	360,525

		1,916,775
Automotive – 4.4%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	600,000	654,000
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	280,000	300,892
8.00% due 12/15/2016	700,000	782,221
8.125% due 1/15/2020	560,000	651,511
Goodyear Tire & Rubber Co. 8.25% due 8/15/2020	280,000	289,800
8.75% due 8/15/2020	280,000	294,700
Lear Corp. 7.875% due 3/15/2018	280,000	299,600
8.125% due 3/15/2020	450,000	489,375
Navistar International Corp. 8.25% due 11/1/2021	900,000	967,500
Tenneco, Inc. 6.875% due 12/15/2020(1)	700,000	715,750

		5,445,349
Banking – 0.9%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	600,000	578,250
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	550,000	573,381

		1,151,631
Brokerage – 1.4%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(2)	784,000	921,200

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Brokerage (continued)
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(1)	$840,000	$756,000

		1,677,200
Building Materials – 0.4%
Roof Supply Group LLC Sr. Sec. Nt. 8.625% due 12/1/2017(1)	450,000	463,500

		463,500
Chemicals – 1.1%
Hexion US Finance Corp. Sec. Nt. 9.00% due 11/15/2020(1)	600,000	634,500
Lyondell Chemical Co. Sr. Sec. Nt. 8.00% due 11/1/2017(1)	377,000	417,056
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016	240,000	255,600

		1,307,156
Construction Machinery – 0.8%
The Manitowoc Co., Inc. 8.50% due 11/1/2020	900,000	956,250

		956,250
Consumer Cyclical Services – 1.9%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(1)	220,000	222,750
Mobile Mini, Inc. 7.875% due 12/1/2020(1)	480,000	496,800
Service Corp. International Sr. Nt. 7.00% due 5/15/2019	280,000	280,000
7.625% due 10/1/2018	490,000	514,500
Travelport LLC 4.921% due 9/1/2014(3)	440,000	389,400
West Corp. Sr. Nt. 7.875% due 1/15/2019(1)	480,000	488,400

		2,391,850
Consumer Products – 1.7%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	300,000	297,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Consumer Products (continued)
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016	$750,000	$823,125
NBTY, Inc. 9.00% due 10/1/2018(1)	900,000	960,750

		2,081,625
Electric – 4.0%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	300,000	295,500
7.875% due 7/31/2020(1)	600,000	607,500
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015	360,000	271,800
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	450,000	436,500
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	150,000	150,000
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	116,018	119,499
Ser. B 9.125% due 6/30/2017	429,325	461,525
Mirant North America LLC 7.375% due 12/31/2013	380,000	387,159
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	760,000	843,600
NRG Energy, Inc. 7.375% due 2/1/2016	645,000	661,125
8.25% due 9/1/2020(1)	220,000	225,500
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 -6/1/2020	540,000	571,950

		5,031,658
Energy – 9.4%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	570,000	578,550
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	320,000	307,200
Chesapeake Energy Corp. 6.625% due 8/15/2020	200,000	197,000
6.875% due 8/15/2018	420,000	426,300
9.50% due 2/15/2015	500,000	563,750

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Energy (continued)
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	$370,000	$382,950
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	600,000	603,000
11.75% due 7/15/2014(1)	300,000	324,750
Continental Resources, Inc. 7.125% due 4/1/2021(1)	800,000	840,000
8.25% due 10/1/2019	270,000	299,700
Denbury Resources, Inc. 8.25% due 2/15/2020	578,000	627,130
Harvest Operations Corp. 6.875% due 10/1/2017(1)	300,000	309,000
Linn Energy LLC 7.75% due 2/1/2021(1)	520,000	533,000
9.875% due 7/1/2018	290,000	317,550
11.75% due 5/15/2017	280,000	320,600
OPTI Canada, Inc. Sr. Sec. Nt. 8.25% due 12/15/2014	1,515,000	1,079,437
9.00% due 12/15/2012(1)	200,000	200,500
Quicksilver Resources, Inc. 7.125% due 4/1/2016	860,000	823,450
Rosetta Resources, Inc. 9.50% due 4/15/2018	280,000	302,400
SandRidge Energy, Inc. 8.625% due 4/1/2015(2)	280,000	286,650
Sr. Nt. 9.875% due 5/15/2016(1)	250,000	264,375
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015(1)	1,120,000	1,176,000
Tesoro Corp. 9.75% due 6/1/2019	300,000	332,250
Venoco, Inc. 11.50% due 10/1/2017	560,000	597,800

		11,693,342
Entertainment – 0.4%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	450,000	472,500

		472,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Financial - Other – 0.4%
FTI Consulting, Inc. 6.75% due 10/1/2020(1)	$480,000	$476,400

		476,400
Food And Beverage – 2.0%
Aramark Corp. Sr. Nt. 3.787% due 2/1/2015(3)	135,000	131,963
8.50% due 2/1/2015	605,000	632,225
Darling International, Inc. 8.50% due 12/15/2018(1)	100,000	104,250
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	750,000	819,375
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	760,000	777,100

		2,464,913
Gaming – 3.6%
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 11.25% due 6/1/2017	900,000	1,012,500
MGM Resorts International Sr. Nt. 7.50% due 6/1/2016	340,000	317,900
Sr. Sec. Nt. 9.00% due 3/15/2020(1)	230,000	253,000
11.125% due 11/15/2017	290,000	333,500
Sr. Nt. 11.375% due 3/1/2018	160,000	173,600
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	465,750
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	186,000	193,905
Scientific Games International, Inc. 9.25% due 6/15/2019	620,000	640,150
Wynn Las Vegas LLC 7.75% due 8/15/2020	1,050,000	1,136,625

		4,526,930
Healthcare – 7.5%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016	1,200,000	1,107,000
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	920,000	1,012,000

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Healthcare (continued)
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	$1,000,000	$1,085,000
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	900,000	912,375
DaVita, Inc. 6.625% due 11/1/2020	600,000	594,000
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(1)	260,000	260,000
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	267,500
8.50% due 4/15/2019	340,000	372,300
Sec. Nt. 9.125% due 11/15/2014	222,000	232,823
Sr. Sec. Nt. 9.875% due 2/15/2017	280,000	308,000
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	550,000	555,500
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	522,000
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(1)	750,000	743,437
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	300,000	369,750
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(1)	900,000	918,000

		9,259,685
Home Construction – 1.9%
Beazer Homes USA, Inc. 9.125% due 6/15/2018	900,000	873,000
Sr. Nt. 9.125% due 5/15/2019(1)	375,000	356,250
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016	320,000	328,000
Meritage Homes Corp. Ser. WI 7.15% due 4/15/2020	850,000	845,750

		2,403,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Independent Energy – 2.1%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(1)	$450,000	$437,063
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018(1)	600,000	618,000
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	700,000	717,500
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017(1)	310,000	322,400
Hilcorp Energy I L.P. Sr. Nt. 7.625% due 4/15/2021(1)	530,000	547,225

		2,642,188
Industrial - Other – 0.6%
Belden, Inc. Nt. 9.25% due 6/15/2019	340,000	372,725
Diversey, Inc. 8.25% due 11/15/2019	150,000	162,750
Interline Brands, Inc. 7.00% due 11/15/2018(1)	240,000	243,600

		779,075
Insurance - Life – 1.5%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	700,000	728,000
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	620,000	630,114
Symetra Financial Corp. 8.30% due 10/15/2037(1)(3)	560,000	532,000

		1,890,114
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	360,000	381,600

		381,600
Media Cable – 2.1%
CCO Holdings LLC 7.25% due 10/30/2017	600,000	609,000
7.875% due 4/30/2018	700,000	724,500

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Media Cable (continued)
DISH DBS Corp. 7.875% due 9/1/2019	$820,000	$856,900
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	340,000	384,200

		2,574,600
Media Noncable – 7.8%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	220,000	222,200
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,120,000	1,128,400
Clear Channel Worldwide Holdings, Inc. Ser. B 9.25% due 12/15/2017	460,000	503,700
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017(1)	600,000	633,000
Gannett Co., Inc. 7.125% due 9/1/2018(1)	300,000	300,750
9.375% due 11/15/2017	140,000	156,100
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015	520,000	587,600
Hughes Network Systems LLC 9.50% due 4/15/2014	500,000	515,625
9.50% due 4/15/2014	520,000	536,250
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	157,500
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	590,000	635,725
Intelsat Subsidiary Holding Co. Ltd. 8.875% due 1/15/2015(1)	140,000	143,150
8.875% due 1/15/2015	160,000	164,400
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	500,000	511,100
7.875% due 4/15/2018	440,000	467,500
LIN Television Corp. 8.375% due 4/15/2018	220,000	233,200
McClatchy Co. Sr. Sec. Nt. 11.50% due 2/15/2017	580,000	651,775
Nielsen Finance LLC 11.50% due 5/1/2016	560,000	646,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Media Noncable (continued)
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	$821,000	$847,682
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	160,000	173,200
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	480,000	504,000

		9,719,657
Metals And Mining – 1.9%
Consol Energy, Inc. 8.00% due 4/1/2017(1)	450,000	479,250
New Enterprise Stone & Lime Co. Sr. Nt. 11.00% due 9/1/2018(1)	830,000	788,500
Novelis, Inc. 8.375% due 12/15/2017(1)	700,000	724,500
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	330,000	339,900

		2,332,150
Natural Gas - Distributors – 0.9%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(1)	410,000	399,750
Inergy L.P. 7.00% due 10/1/2018(1)	600,000	604,500
8.75% due 3/1/2015	80,000	85,200

		1,089,450
Non Captive Diversified – 4.3%
Ally Financial, Inc. 8.00% due 3/15/2020	900,000	983,250
CIT Group, Inc. Sr. Sec. Nt. 7.00% due 5/1/2013	1,740,000	1,774,800
International Lease Finance Corp. Sr. Nt. Ser. MTN 5.65% due 6/1/2014	1,160,000	1,151,300
Sr. Nt. 8.625% due 9/15/2015(1)	980,000	1,053,500
PHH Corp. Sr. Nt. 9.25% due 3/1/2016(1)	400,000	422,000

		5,384,850

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Oil Field Services – 0.2%
Frac Tech Services LLC 7.125% due 11/15/2018(1)	$300,000	$304,500

		304,500
Packaging – 2.7%
Berry Plastics Corp. Sr. Sec. Nt. 9.75% due 1/15/2021(1)	560,000	554,400
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	340,000	361,250
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	600,000	610,500
7.75% due 10/15/2016(1)	300,000	317,250
Sr. Nt. 8.50% due 5/15/2018(1)	560,000	562,800
9.00% due 4/15/2019(1)	600,000	621,750
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	319,500

		3,347,450
Paper – 0.6%
Cascades, Inc. 7.75% due 12/15/2017	300,000	312,750
7.875% due 1/15/2020	440,000	459,800

		772,550
Pharmaceuticals – 1.1%
Mylan, Inc. 6.00% due 11/15/2018(1)	420,000	412,650
7.875% due 7/15/2020(1)	880,000	948,200

		1,360,850
Pipelines – 3.4%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	760,000	794,200
Crosstex Energy L.P. 8.875% due 2/15/2018	720,000	771,300
Energy Transfer Equity L.P. 7.50% due 10/15/2020	800,000	824,000
MarkWest Energy Partners L.P. 6.75% due 11/1/2020	480,000	480,000
Sr. Nt. Ser. B 8.50% due 7/15/2016	400,000	422,000
Niska Gas Storage US LLC Sr. Nt. 8.875% due 3/15/2018(1)	560,000	599,200

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Pipelines (continued)
Regency Energy Partners L.P. 9.375% due 6/1/2016	$340,000	$373,150

		4,263,850
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	420,000	461,475

		461,475
Refining – 1.1%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	945,000	1,058,400
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	300,000	306,000

		1,364,400
REITs – 0.4%
Sabra Health Care L.P. 8.125% due 11/1/2018(1)	480,000	495,600

		495,600
Restaurants – 0.5%
DineEquity, Inc. Sr. Nt. 9.50% due 10/30/2018(1)	600,000	636,000

		636,000
Retailers – 1.7%
Michaels Stores, Inc. 11.375% due 11/1/2016	140,000	152,600
Nebraska Book Co., Inc. Sr. Sec. Nt. 10.00% due 12/1/2011	600,000	597,000
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	230,000	242,075
Susser Holdings LLC 8.50% due 5/15/2016	550,000	589,875
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	520,000	549,250

		2,130,800
Supermarkets – 0.6%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	710,000	729,525

		729,525

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Technology – 6.6%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	$910,000	$946,400
CDW LLC Sr. Sec. Nt. 8.00% due 12/15/2018(1)	450,000	459,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	490,000	490,000
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	900,000	922,500
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	567,100
First Data Corp.
Sr. Sec. Nt. 8.25% due 1/15/2021(1)	262,000	251,520
8.75% due 1/15/2022(1)(2)	263,000	254,452
9.875% due 9/24/2015	59,000	56,198
Sr. Nt. 12.625% due 1/15/2021(1)	525,000	501,375
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	530,000	523,375
NXP BV Sr. Sec. Nt. 3.039% due 10/15/2013(3)	1,000,000	985,000
Sitel LLC Sr. Nt. 11.50% due 4/1/2018(1)	450,000	371,250
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014	240,000	241,800
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017	500,000	572,500
Trans Union LLC 11.375% due 6/15/2018(1)	600,000	684,000
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	360,000	402,300

		8,228,770
Textile – 0.4%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	450,000	482,625

		482,625

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Transportation Services – 3.0%
Avis Budget Car Rental LLC Sr. Nt. 7.75% due 5/15/2016	$300,000	$306,000
8.25% due 1/15/2019(1)	600,000	606,000
9.625% due 3/15/2018	450,000	484,875
Hertz Corp. 7.50% due 10/15/2018(1)	700,000	726,250
Navios Maritime Acquisition Corp. Sr. Sec. Nt. 8.625% due 11/1/2017(1)	600,000	613,500
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	360,000	389,700
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	500,000	544,375

		3,670,700
Wireless – 5.3%
Cricket Communications, Inc. 7.75% due 10/15/2020(1)	280,000	266,700
MetroPCS Wireless, Inc.
6.625% due 11/15/2020	900,000	857,250
7.875% due 9/1/2018	1,000,000	1,037,500
Nextel Communications, Inc. Ser. E 6.875% due 10/31/2013	550,000	551,375
Ser. D 7.375% due 8/1/2015	300,000	300,375
NII Capital Corp. 8.875% due 12/15/2019	910,000	980,525
10.00% due 8/15/2016	410,000	454,075
SBA Telecommunications, Inc. 8.00% due 8/15/2016	430,000	465,475
Sprint Capital Corp. 6.90% due 5/1/2019	885,000	873,937
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	840,000	831,600

		6,618,812
Wirelines – 1.3%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	592,650
8.25% due 4/15/2017	280,000	307,300

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2010	Principal Amount	Value
Wirelines (continued)
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	$300,000	$305,250
Windstream Corp. 7.875% due 11/1/2017	330,000	346,913

		1,552,113
Total Corporate Bonds (Cost $110,956,544)		116,933,468

	Principal Amount	Value
Senior Secured Loans – 0.6%
Electric – 0.6%
Texas Competitive Electric Holdings Co. LLC Term Loan B3 3.76% due 10/10/2014(3)	989,770	763,251

		763,251
Total Senior Secured Loans (Cost $836,036)		763,251

	Shares	Value
Common Stocks – 0.6%
Banking – 0.6%
Citigroup, Inc.(4)	166,615	788,089

		788,089
Total Common Stocks (Cost $501,612)		788,089

	Principal Amount	Value
Repurchase Agreements – 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $3,738,028, due 1/3/2011(5)	$3,738,000	3,738,000

Total Repurchase Agreements (Cost $3,738,000)		3,738,000
Total Investments - 98.3% (Cost $116,032,192)		122,222,808
Other Assets, Net - 1.7%		2,079,843
Total Net Assets - 100.0%		$124,302,651

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $44,205,408, representing 35.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(3)	Variable rate security. The rate shown is the rate in effect at December 31, 2010.
(4)	Non-income producing security.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	0.00%	6/20/2011	$3,816,180

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$116,933,468	$—	$116,933,468

Senior Secured Loans	—	763,251	—	763,251

Common Stocks	788,089	—	—	788,089

Repurchase Agreements	—	3,738,000	—	3,738,000

Total	$788,089	$121,434,719	$—	$122,222,808

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Municipal Bonds – 98.4%
Alabama – 0.1%
Alabama 21st Century Auth. Tobacco Settlement Rev. 5.75% due 12/1/2019	$160,000	$163,170

		163,170
Arizona – 2.2%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,004,950
AZ Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,548,450
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,629,600
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	580,209
Phoenix, AZ G.O. Ser. B 5.375% due 7/1/2020	1,000,000	1,059,590

		5,822,799
California – 8.5%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,552,245
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,596,270
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,030,180
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,311,881
Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,875,000	1,920,338
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,596,105
California St. Var. Purp. G.O. 6.00% due 3/1/2033 -11/1/2035	5,000,000	5,142,380
6.50% due 4/1/2033	2,000,000	2,137,680
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	2,000,000	1,873,440

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A, AMBAC insured 5.00% due 6/1/2021	$1,500,000	$1,500,105
Palomar Pomerado Hlth. CA Election of 2004 Ser. A G.O. NATL-RE Insured 5.125% due 8/1/2037	2,000,000	1,781,980
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,071,130

		22,513,734
Colorado – 2.3%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035	1,825,000	1,785,215
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A, FHA Insured 5.50% due 11/1/2029	1,270,000	1,324,470
North Metro Fire Rescue Dist. Colorado G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	1,031,390
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	1,992,972

		6,134,047
Connecticut – 1.8%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,599,510
Connecticut St. G.O. Ser. A 5.00% due 2/15/2029	1,500,000	1,550,430
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,560,945

		4,710,885
Delaware – 0.5%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2028(1)	1,195,000	1,390,382
5.00% due 12/1/2028	55,000	57,070

		1,447,452

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
District Of Columbia – 0.8%
Metropolitan Washington DC Arpt. Auth. Sys. Ser. A 5.00% due 10/1/2026	$2,000,000	$2,043,180

		2,043,180
Florida – 5.8%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,607,265
Florida St. Brd. of Ed. Ser. A 5.00% due 1/1/2022	2,000,000	2,165,460
Dept. Trans. - Right of Way 5.375% due 7/1/2027	1,500,000	1,600,080
Miami-Dade Cnty. FLA Aviation Rev. Miami Intl. Arpt. Ser. A 5.375% due 10/1/2035	2,000,000	1,914,160
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,585,440
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C 5.00% due 7/1/2026	2,480,000	2,509,884
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,557,360
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.50% due 7/1/2034	1,000,000	983,170
5.625% due 7/1/2039	1,500,000	1,494,705

		15,417,524
Georgia – 3.6%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,197,415
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	2,028,787
5.00% due 2/1/2032 - 2/1/2036	2,740,000	2,807,386
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,541,790

		9,575,378
Illinois – 3.1%
Illinois Fin. Auth. Rev. Ref-Swedish Covenant Hosp. Ser. A 6.00% due 8/15/2038	1,500,000	1,437,555

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Illinois (continued)
Illinois St. G.O. 5.00% due 1/1/2019	$3,350,000	$3,371,909
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	1,939,240
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,509,495

		8,258,199
Indiana – 0.8%
Indiana Fin. Auth. Hlth. Sys. Rev. Sisters of St. Francis Hlth. 5.00% due 11/1/2025	2,000,000	2,037,000

		2,037,000
Iowa – 1.3%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	1,807,837
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	1,500,000	1,542,420

		3,350,257
Kansas – 1.7%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,655,190
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,372,241
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,553,055

		4,580,486
Louisiana – 1.3%
De Soto Parish LA Environmental Impt. Rev. Ref-AMT-Intl. Paper Co. Proj. Ser. A 5.00% due 11/1/2018	1,925,000	1,926,848
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,631,064

		3,557,912
Maine – 0.6%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,603,785

		1,603,785

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Maryland – 1.3%
Baltimore Cnty. MD Met. Dist. 71st Issue 5.00% due 2/1/2022	$1,500,000	$1,652,685
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,759,365

		3,412,050
Massachusetts – 6.5%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,547,745
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. A AMBAC insured 5.00% due 5/1/2026	950,000	978,547
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,516,605
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	1,974,000
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,526,490
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,594,230
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,521,555
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,652,715
Massachusetts St. Hsg. Fin. Agy. Ser. B 5.25% due 12/1/2030	1,500,000	1,425,315
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,598,940
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,021,160

		17,357,302
Michigan – 0.8%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,205,100

		2,205,100

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Minnesota – 2.0%
Minnesota St. G.O. 5.00% due 8/1/2022	$1,500,000	$1,636,560
Minnesota St. Var. Purp. Ser. D G.O. 5.00% due 8/1/2024	2,000,000	2,197,760
Rochester, MN Waste Wtr. Ser. A G.O. 5.00% due 2/1/2026	1,500,000	1,558,095

		5,392,415
Mississippi – 0.6%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	1,500,000	1,553,715

		1,553,715
Missouri – 2.5%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,604,625
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,680,165
Missouri St. Hwys. & Trans. Commn. St. Rd. Rev. 5.00% due 5/1/2025 (1st Lein)	1,500,000	1,591,860
5.25% due 5/1/2018 (2st Lein)	1,500,000	1,727,475

		6,604,125
Montana – 0.7%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	1,889,360

		1,889,360
Nevada – 0.6%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,675,000	1,455,324

		1,455,324
New Jersey – 6.0%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,100,380
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,556,145

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	$1,500,000	$1,548,420
New Jersey Economic Dev. Auth. Wtr. Facs. Rev. AMT-Ref-New Jersey American Wtr. Co. Ser. B 5.60% due 11/1/2034	1,500,000	1,448,250
New Jersey Garden St. Preservation Tr. Ser. A , FSA insured 5.50% due 11/1/2015	1,500,000	1,734,180
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,558,905
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	2,000,000	2,091,420
Transn. Sys. Ser. C, FSA Insured 5.50% due 12/15/2016	1,500,000	1,696,650
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,178,740

		15,913,090
New York – 5.1%
New York NY City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ser. FF-2 5.50% due 6/15/2040	1,500,000	1,554,240
New York NY G.O. Ser. H-1 5.25% due 3/1/2021	1,500,000	1,636,935
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,582,365
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,159,860
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,567,530
New York St. Dorm. Auth. Revs. Non St. Supp. Debt New York Univ. Ser. B 5.00% due 7/1/2029	2,050,000	2,101,434
New York State Thruway Auth. New York 5.25% due 3/15/2027	1,500,000	1,566,945
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,475,895

		13,645,204

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
North Carolina – 3.4%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	$1,750,000	$1,797,897
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,664,720
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,563,015
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,756,530
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,330,580

		9,112,742
Ohio – 2.9%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,089,020
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,537,770
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	1,000,000	1,071,350
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,589,715
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,514,460

		7,802,315
Oklahoma – 0.6%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,712,434

		1,712,434
Oregon – 2.6%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,655,700
Oregon St. Dept. Trans. Hwy. User Tax Rev. Ser. A 5.00% due 11/15/2028	1,500,000	1,553,025
Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,518,315

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Oregon (continued)
Oregon St. Facs. Auth. Rev. Ref-Legacy Health Sys. Ser. A 5.00% due 3/15/2030	$1,000,000	$957,090
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,077,200

		6,761,330
Pennsylvania – 1.2%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	952,160
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	2,000,000	2,133,660

		3,085,820
Puerto Rico – 10.9%
Puerto Rico Comwlth. G.O. Pub. Impt. 5.25% due 7/1/2018	2,000,000	2,068,760
Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	525,590
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,616,628
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC insured 5.00% due 7/1/2024	1,500,000	1,466,895
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	1,999,980
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,506,585
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA insured 5.00% due 7/1/2022	1,500,000	1,560,615
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.375% due 7/1/2024	2,000,000	2,062,740
5.50% due 7/1/2021	1,500,000	1,594,470
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	2,000,000	2,002,880
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,022,340
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,532,284
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,249,291
7.00% due 7/1/2021	1,500,000	1,631,940

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A 5.00% due 8/1/2024	$2,000,000	$2,004,080
5.25% due 8/1/2027	1,500,000	1,503,015
6.125% due 8/1/2029	1,500,000	1,534,170

		28,882,263
Rhode Island – 0.9%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	1,465,000	1,491,927
6.125% due 6/1/2032	1,015,000	973,517

		2,465,444
South Carolina – 1.2%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A 5.50% due 1/1/2015	1,500,000	1,723,935
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,538,340

		3,262,275
Tennessee – 2.8%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,425,945
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,252,538
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,567,575
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,529,566
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,543,695

		7,319,319
Texas – 6.3%
Austin, TX Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,051,560
Fort Bend Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 2/15/2029	1,500,000	1,545,420
Harris Cnty. TX G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,612,395
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,541,025
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 -1/1/2025	4,250,000	4,573,198

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2010	Principal Amount	Value
Texas (continued)
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	$1,500,000	$1,550,070
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	2,130,000	2,123,333
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,593,180

		16,590,181
Virginia – 1.8%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	507,825
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,500,000	1,654,785
Virginia St. Pub. Sch. Auth. Ser. B 5.00% due 8/1/2028	1,500,000	1,563,270
5.25% due 8/1/2033	1,000,000	1,034,020

		4,759,900
Washington – 2.0%
Clark Cnty. WA Pub. Utility Dist. No. 001, Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,012,940
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	1,890,758
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,445,000	1,459,898

		5,363,596
Wisconsin – 1.3%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care Inc. Ser. A 5.25% due 4/15/2024	1,500,000	1,485,750
Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,027,960

		3,513,710
Total Municipal Bonds (Cost $259,964,219)		261,274,822
Total Investments - 98.4% (Cost $259,964,219)		261,274,822
Other Assets, Net - 1.6%		4,324,547
Total Net Assets - 100.0%		$265,599,369

(1)	Pre-refunded.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$261,274,822	$—	$261,274,822

Total	$—	$261,274,822	$—	$261,274,822

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
Municipal Bonds – 89.6%
Arizona – 2.1%
Pima Cnty. AR Ind. Dev. Auth. Ind. Rev. Tuscon Elec. Pwr. Co. Ser. A 5.25% due 10/1/2040	$2,500,000	$2,169,925

		2,169,925
California – 11.4%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	1,500,000	1,466,610
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,536,270
6.625% due 11/1/2034	2,000,000	2,094,200
California St. Var. Purp. G.O. 6.00% due 3/1/2033	2,000,000	2,071,000
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	934,500
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	946,570
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	922,460
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,872,899

		11,844,509
Colorado – 1.4%
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2041	1,500,000	1,467,300

		1,467,300
District Of Columbia – 1.4%
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,477,275

		1,477,275
Florida – 5.4%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,607,265
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	1,500,000	1,563,675

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
Florida (continued)
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	$2,500,000	$2,388,375

		5,559,315
Illinois – 7.4%
Cook Cnty. IL Rev. Navistar International-Recovery Zone Fac. 6.50% due 10/15/2040	2,000,000	2,002,600
Illinois Fin. Auth. Rev. Ref-Swedish Covenant Hosp. Ser. A 6.00% due 8/15/2038	1,250,000	1,197,963
Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,254,725
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	1,500,000	1,531,170
Park Place Elmhurst Ser. A 8.00% due 5/15/2030	1,750,000	1,717,695

		7,704,153
Indiana – 2.1%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	2,500,000	2,218,750

		2,218,750
Kentucky – 2.4%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev. Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,462,300

		2,462,300
Louisiana – 4.2%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. Ser. A 5.25% due 5/15/2038	1,500,000	1,253,205
Fndtn. Proj. Ser. B 5.25% due 5/15/2038	1,500,000	1,253,205
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	2,000,000	1,798,680

		4,305,090
Maryland – 1.4%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,489,875

		1,489,875

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
Massachusetts – 1.9%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	$1,000,000	$1,000,600
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	1,017,310

		2,017,910
Michigan – 2.8%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser.C 5.50% due 12/1/2028	1,200,000	1,170,588
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Sr. Ser. A 5.25% due 6/1/2022	2,000,000	1,730,820

		2,901,408
Nebraska – 1.4%
Nebraska Inv. Fin. Auth. Single Fam. Hsg. Rev. Ser.A 5.90% due 9/1/2036	1,500,000	1,495,935

		1,495,935
Nevada – 1.7%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	2,000,000	1,737,700

		1,737,700
New Jersey – 5.5%
New Jersey Economic Dev. Auth. Rev. Cigarette Tax 5.75% due 6/15/2029 – 6/15/2034	4,060,000	3,697,618
MSU Student Hsg. Proj.-Provident Group-Montclair LLC 5.875% due 6/1/2042	2,000,000	1,987,100

		5,684,718
New Mexico – 3.3%
Farmington NM Poll. Ctrl. Rev. Ref. Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	1,942,840
Ref. Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,525,616

		3,468,456

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
New York – 2.9%
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	$1,500,000	$1,550,730
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK International Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,475,895

		3,026,625
Ohio – 2.0%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,403,115
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj. 5.95% due 9/1/2029	760,000	700,484

		2,103,599
Oklahoma – 1.4%
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,472,850

		1,472,850
Pennsylvania – 4.1%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	1,250,000	1,170,750
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,523,145
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,505,790

		4,199,685
Puerto Rico – 2.5%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,008,600
6.50% due 7/1/2037	1,500,000	1,576,770

		2,585,370
Rhode Island – 0.6%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	575,478

		575,478

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
South Carolina – 2.9%
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	$1,500,000	$1,530,225
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,478,640

		3,008,865
Tennessee – 2.8%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,425,945
Maury Cnty. TN Indl. Dev. Brd. Poll. Ctrl. Rev. Multi-Modal Ref-Saturn Corp. Proj. 6.50% due 9/1/2024	1,500,000	1,457,610

		2,883,555
Texas – 9.7%
Brazos River Tex. Harbor Navigation Dist. Brazoria Cnty. Env. Fac. Rev. Dow Chemical Co. Proj. Ser. A-4 5.95% due 5/15/2033	2,000,000	1,895,840
Dallas-Fort Worth Tex. International Arpt. Rev. Jt Ser. A FGIC Insured 6.125% due 11/1/2035	1,500,000	1,500,330
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,500,000	1,503,450
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	1,500,000	1,507,185
Sr. Lien-NTE Mobility 7.50% due 12/31/2031	1,500,000	1,571,790
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	2,000,000	2,081,080

		10,059,675
Washington – 1.8%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,846,688

		1,846,688

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2010	Principal Amount	Value
Wisconsin – 3.1%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	$1,710,000	$1,681,409
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,517,820

		3,199,229
Total Municipal Bonds (Cost $95,752,577)		92,966,238
Total Investments - 89.6% (Cost $95,752,577)		92,966,238
Other Assets, Net - 10.4%		10,792,266
Total Net Assets - 100.0%		$103,758,504

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$92,966,238	$—	$92,966,238

Total	$—	$92,966,238	$—	$92,966,238

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Senior Secured Loans – 76.2%
Aerospace/Defense – 2.4%
Sequa Corp. Term Loan 3.54% - 3.56% due 12/3/2014(1)	$1,999,413	$1,926,934
The SI Organization, Inc. Term Loan B 5.75% due 11/19/2016(1)	6,000,000	6,037,500
Transdigm, Inc. Term Loan B 5.00% due 12/6/2016(1)	8,000,000	8,071,760

		16,036,194
Automotive – 4.1%
Allison Transmission, Inc. Term Loan B 3.02% - 3.04% due 8/7/2014(1)	9,873,828	9,655,814
Dana Corp. Term Loan B 4.52% - 4.54% due 1/30/2015(1)	6,777,540	6,823,289
United Components, Inc. Term Loan B 6.25% due 9/13/2013(1)	9,982,500	10,082,325

		26,561,428
Brokerage – 0.4%
Fortress Investment Group LLC Term Loan B 5.75% due 9/30/2015(1)	2,477,679	2,505,552

		2,505,552
Building Materials – 1.5%
Armstrong World Industries, Inc. Term Loan B 5.00% due 5/23/2017(1)	10,000,000	10,059,400

		10,059,400
Capital Goods – 0.1%
The Manitowoc Co., Inc. Term Loan B 8.00% due 11/6/2014(1)	689,719	697,650

		697,650
Chemicals – 1.8%
Momentive Specialty Chemicals, Inc. Extended Term Loan C1 4.063% due 5/5/2015(1)	3,510,242	3,472,963
Extended Term Loan C2 4.063% due 5/5/2015(1)	1,473,026	1,457,382

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December 31, 2010	Principal Amount	Value
Chemicals (continued)
Styron S.A.R.L. LLC Term Loan B 7.50% due 6/17/2016(1)	$6,849,683	$6,943,867

		11,874,212
Communications – 1.8%
Presidio, Inc. Term Loan B 7.50% due 12/16/2015(1)	5,000,000	4,875,000
Savvis Communications Corp. Term Loan 6.75% due 8/4/2016(1)	6,982,500	7,084,305

		11,959,305
Consumer Cyclical Services – 2.8%
Affinion Group, Inc. Term Loan B 5.00% due 10/10/2016(1)	1,985,000	1,977,556
Ascend Learning Term Loan B 7.75% due 12/6/2016(1)	10,000,000	9,750,000
Language Line LLC New Term Loan B 6.25% due 7/3/2016(1)	6,500,000	6,548,750

		18,276,306
Consumer Products – 3.3%
AMSCAN Holdings, Inc. Term Loan B 6.75% - 7.50% due 12/4/2017(1)	6,982,500	6,979,567
Reynolds Group Holdings, Inc. Term Loan D 2.375% - 6.50% due 5/5/2016(1)	4,000,000	4,043,000
Dollar Term Loan 6.75% due 5/5/2016(1)	2,956,328	2,979,890
Viking Acquisition Term Loan 6.00% due 11/5/2016(1)	7,500,000	7,495,350

		21,497,807
Diversified Manufacturing Operations – 1.5%
Goodman Global Holdings, Inc. First Lien Term Loan 5.75% due 10/28/2016(1)	9,981,250	10,020,277

		10,020,277

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Electric – 1.6%
Calpine Corp. First Priority Term Loan 3.145% due 3/29/2014(1)	$255,153	$254,612
Dynegy Holdings, Inc. Synthetic Letter of Credit 4.02% due 4/2/2013(1)	1,851,348	1,832,834
Term Loan B 4.02% due 4/2/2013(1)	147,509	146,034
New Development Holdings, Inc. Term Loan 7.00% due 7/3/2017(1)	4,480,934	4,551,330
Race Point Power Term Loan 7.75% due 11/9/2017(1)	4,000,000	3,980,000

		10,764,810
Energy – 4.8%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	4,875,000	5,034,461
Term Loan C 9.00% due 6/23/2017(1)	1,994,988	2,077,700
GenOn Energy, Inc. Term Loan B 6.00% due 9/8/2017(1)	9,982,500	10,053,775
MEG Energy Corp. Term Loan D 6.00% due 4/3/2016(1)	6,957,311	6,974,705
Venoco, Inc. Term Loan 4.313% due 5/8/2014(1)	7,721,503	7,399,748

		31,540,389
Entertainment – 2.2%
Leslie’s Poolmart, Inc. Term Loan 6.00% due 11/21/2016(1)	8,000,000	8,060,000
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	6,476,187	6,462,717

		14,522,717
Environmental – 0.6%
Wm. Bolthouse Farms, Inc. New First Lien Term Loan 5.50% - 5.75% due 2/11/2016(1)	3,875,760	3,907,270

		3,907,270

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Finance Companies – 3.2%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	$7,000,000	$7,098,980
Delos Aircraft, Inc. Term Loan B2 7.00% due 3/17/2016(1)	1,423,077	1,446,558
Interactive Data Corp. Term Loan B 6.75% due 1/29/2017(1)	9,977,481	10,084,340
International Lease Finance Corp. Term Loan B1 6.75% due 3/17/2015(1)	2,576,923	2,611,273

		21,241,151
Financial Other – 1.1%
Trans Union LLC Term Loan B 6.75% due 6/15/2017(1)	6,972,481	7,065,424

		7,065,424
Food – 2.9%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(1)	850,738	855,451
Term Loan C 5.00% - 5.50% due 3/2/2017(1)	2,113,019	2,124,726
Michael Foods Group, Inc. New Term Loan B 6.25% - 6.75% due 6/29/2016(1)	9,916,563	10,032,289
NBTY, Inc. Term Loan B 6.25% due 10/2/2017(1)	6,000,000	6,078,000

		19,090,466
Food And Beverage – 2.0%
Darling International, Inc. Term Loan 5.00% due 12/16/2016(1)	7,500,000	7,556,250
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	5,417,208	5,475,876

		13,032,126
Gaming – 1.1%
Caesars Entertainment Operating Co. Term Loan B1 3.288% due 1/28/2015(1)	8,000,000	7,218,000

		7,218,000

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Healthcare – 9.1%
Alliance Healthcare Services, Inc. Term Loan B 5.50% due 6/1/2016(1)	$6,962,368	$6,953,665
DJO Finance LLC New Term Loan B 3.00% - 3.261% due 5/20/2014(1)	2,727,242	2,679,515
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	7,000,000	7,068,670
Healthspring, Inc. Term Loan B 6.00% due 10/21/2016(1)	6,475,000	6,377,875
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	1,980,480	1,998,166
Multiplan, Inc. Term Loan B 6.50% due 8/26/2017(1)	9,799,279	9,885,023
Sheridan Healthcare, Inc. First Lien Term Loan 2.539% - 2.544% due 6/6/2014(1)	1,984,536	1,908,468
Skilled Healthcare Group, Inc. Term Loan B 5.25% - 6.00% due 4/8/2016(1)	4,974,987	4,891,059
United Surgical Partners International, Inc. Term Loan B 2.27% - 2.29% due 4/19/2014(1)	4,529,389	4,365,199
Delayed Draw Term Loan 2.27% due 4/21/2014(1)	568,766	548,148
Universal Health Services, Inc. Term Loan B 5.50% due 11/15/2016(1)	5,000,000	5,067,200
Vanguard Health Holding Co. II LLC Term Loan B 5.00% due 1/29/2016(1)	7,962,556	7,994,088

		59,737,076
Industrial – 1.5%
Pinafore LLC Term Loan B 6.25% due 9/29/2016(1)	9,906,350	10,031,468

		10,031,468
Insurance P&C – 1.1%
Asurion Corp. Tranche B2 Incremental Term Loan 6.75% due 3/31/2015(1)	7,000,000	7,015,750

		7,015,750

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Insurance: Life – 0.2%
CNO Financial Group, Inc. New Term Loan B 7.50% due 9/30/2016(1)	$1,000,000	$1,006,500

		1,006,500
Media Cable – 1.0%
Charter Communications Operating LLC Replacement Term Loan 2.27% due 3/6/2014(1)	1,665,750	1,642,146
New Term Loan 7.25% due 3/6/2014(1)	1,665,782	1,726,950
Weather Channel Replacement Term Loan 5.00% due 9/14/2015(1)	2,943,378	2,958,566

		6,327,662
Media Noncable – 3.7%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	9,985,000	10,059,887
Intelsat Jackson Holdings Ltd. Term Loan 3.29% due 2/2/2014(1)	1,000,000	947,500
New Term Loan 5.25% due 4/6/2018(1)	12,000,000	12,120,000
Nielsen Finance LLC Class B Term loan 4.014% due 5/2/2016(1)	987,500	985,851

		24,113,238
Metals And Mining – 2.6%
Fairmount Minerals Ltd. Term Loan B 6.25% - 6.75% due 8/5/2016(1)	6,957,500	7,073,482
Novelis, Inc. New Term Loan B 5.25% due 12/19/2016(1)	10,000,000	10,120,300

		17,193,782
Packaging – 1.1%
Graham Packaging Co., L.P. Term Loan D 6.00% due 9/23/2016(1)	6,982,500	7,065,452

		7,065,452
Paper – 1.1%
Smurfit-Stone Container Enterprises, Inc. Exit Term Loan B 6.75% due 7/15/2016(1)	6,969,987	7,072,028

		7,072,028

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Pharmaceuticals – 0.3%
Convatec, Inc. Term Loan 5.75% due 12/22/2016(1)	$2,000,000	$2,017,500

		2,017,500
Restaurants – 4.2%
Burger King Corp. New Term Loan B 6.25% due 10/19/2016(1)	5,500,000	5,578,760
Dunkin’ Brands, Inc. Term Loan B 5.75% due 11/23/2017(1)	10,000,000	10,113,900
Focus Brands, Inc. New Term Loan 7.25% - 7.75% due 11/4/2016(1)	4,590,909	4,636,818
Wendy’s/Arby’s Restaurants LLC Term Loan B 5.00% due 5/24/2017(1)	6,974,975	7,021,498

		27,350,976
Retailers – 5.1%
Gymboree Corp. Term Loan 5.50% due 11/23/2017(1)	10,000,000	10,045,300
Michaels Stores, Inc. Term Loan B1 2.563% due 10/31/2013(1)	4,860,811	4,725,292
Term Loan B2 4.813% due 7/31/2016(1)	1,944,325	1,943,119
Petco Animal Supplies, Inc. Term Loan B1 6.00% due 11/24/2017(1)	10,000,000	9,991,700
The Neiman Marcus Group, Inc. Term Loan B 2.265% - 2.303% due 4/5/2013(1)	4,816,002	4,709,665
Extended Term Loan B2 4.303% due 4/6/2016(1)	2,000,000	1,978,440

		33,393,516
Technology – 5.7%
Data Device Corp. Term Loan B 7.75% due 12/6/2016(1)	10,000,000	9,868,800
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	7,667,263	7,710,429
Evertec, Inc. Term Loan B 7.00% due 9/30/2016(1)	4,987,500	5,004,108

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Technology (continued)
InfoGroup, Inc. New Term Loan B 6.25% due 7/1/2016(1)	$4,982,481	$5,019,850
MDA Information Products Ltd. Term Loan 7.00% due 12/21/2016(1)	10,000,000	9,875,000

		37,478,187
Transportation – 0.0%
Avis Budget Car Rental LLC New Term Loan 5.75% due 4/19/2014(1)	261,786	261,917

		261,917
Wireless – 0.3%
MetroPCS Wireless, Inc. Term Loan B 2.563% due 11/4/2013(1)	1,981,892	1,976,937

		1,976,937
Total Senior Secured Loans (Cost $496,238,497)		499,912,473

	Principal Amount	Value
Corporate Bonds – 13.2%
Airlines – 0.4%
Air Canada Sr. Sec. Nt. 9.25% due 8/1/2015(2)	2,500,000	2,625,000

		2,625,000
Banking – 0.2%
BankAmerica Capital III 0.859% due 1/15/2027(1)	1,500,000	1,066,360

		1,066,360
Brokerage – 0.1%
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(2)	500,000	450,000

		450,000
Building Materials – 1.3%
Associated Materials LLC Sr. Sec. Nt. 9.125% due 11/1/2017(2)	2,000,000	2,090,000

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Building Materials (continued)
Roofing Supply Group LLC Sr. Sec. Nt. 8.625% due 12/1/2017(2)	$4,000,000	$4,120,000
Texas Industries, Inc. 9.25% due 8/15/2020(2)	2,000,000	2,125,000

		8,335,000
Construction Machinery – 0.8%
The Manitowoc Co., Inc. 8.50% due 11/1/2020	5,000,000	5,312,500

		5,312,500
Consumer Cyclical Services – 0.5%
West Corp. Sr. Nt. 7.875% due 1/15/2019(2)	3,000,000	3,052,500

		3,052,500
Consumer Products – 0.2%
NBTY, Inc. 9.00% due 10/1/2018(2)	1,500,000	1,601,250

		1,601,250
Electric – 0.1%
Dynegy Roseton Pass-Through Trust Ser. B 7.67% due 11/8/2016	1,000,000	940,000

		940,000
Energy – 1.0%
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(2)	5,000,000	5,012,500
SandRidge Energy, Inc. 3.915% due 4/1/2014(1)	2,000,000	1,861,810

		6,874,310
Energy - Independent – 0.2%
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017(2)	1,500,000	1,560,000

		1,560,000
Food And Beverage – 1.7%
Aramark Corp. 3.787% due 2/1/2015(1)	6,000,000	5,865,000
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	5,000,000	5,112,500

		10,977,500

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2010	Principal Amount	Value
Gaming – 0.5%
Pinnacle Entertainment, Inc. 7.50% due 6/15/2015	$1,000,000	$1,002,500
Scientific Games Corp. Sr. Sub. Nt. 8.125% due 9/15/2018(2)	2,250,000	2,266,875

		3,269,375
Healthcare – 0.8%
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(2)	5,000,000	5,068,750

		5,068,750
Metals And Mining – 0.6%
FMG Resources August 2006 Pty Ltd Sr. Nt. 6.375% due 2/1/2016(2)	2,500,000	2,500,000
New Enterprise Stone & Lime Co. Sr. Nt. 11.00% due 9/1/2018(2)	1,500,000	1,425,000

		3,925,000
Oil Field Services – 0.1%
Frac Tech Services LLC 7.125% due 11/15/2018(2)	500,000	507,500

		507,500
Packaging – 0.5%
Reynolds Group Issuer, Inc. Sr. Nt. 8.50% due 5/15/2018(2)	2,000,000	2,010,000
9.00% due 4/15/2019(2)	1,500,000	1,554,375

		3,564,375
Refining – 0.5%
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(2)	3,000,000	3,060,000

		3,060,000
Restaurants – 0.9%
Blue Acquisition Sub, Inc. 9.875% due 10/15/2018(2)	2,000,000	2,130,000
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 2.802% due 3/15/2014(1)(2)	4,000,000	3,660,000

		5,790,000

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2010	Principal Amount	Value
Retailers – 0.1%
Nebraska Book Co. Sr. Sec. Nt. 10.00% due 12/1/2011	$1,000,000	$995,000

		995,000
Technology – 0.9%
Sanmina-SCI Corp. 3.052% due 6/15/2014(1)(2)	6,000,000	5,670,000

		5,670,000
Transportation Services – 0.9%
Avis Budget Car Rental LLC 2.786% due 5/15/2014(1)	2,000,000	1,920,000
8.25% due 1/15/2019(2)	4,000,000	4,040,000

		5,960,000
Wireless – 0.9%
iPCS, Inc. Sr. Sec. Nt. 2.412% due 5/1/2013(1)	1,500,000	1,443,750
MetroPCS Wireless, Inc. 6.625% due 11/15/2020	4,500,000	4,286,250

		5,730,000
Total Corporate Bonds (Cost $85,529,942)		86,334,420

	Principal Amount	Value
Repurchase Agreements – 0.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $4,000,030, due 1/3/2011(3)	4,000,000	4,000,000
Total Repurchase Agreements (Cost $4,000,000)		4,000,000
Total Investments - 90.0% (Cost $585,768,439)		590,246,893
Other Assets, Net - 10.0%		65,892,807
Total Net Assets - 100.0%		$656,139,700

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2010.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $56,528,750, representing 8.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	0.00%	6/20/2011	$4,080,915

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$499,912,473	$—	499,912,473

Corporate Bonds	—	86,334,420	—	86,334,420

Repurchase Agreements	—	4,000,000	—	4,000,000

Total	$—	$590,246,893	$—	590,246,893

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations – 11.0%
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	$318,100	$326,494
2003-S14 2A2 5.00% due 1/25/2034	159,285	161,894
2003-S14 3A1 5.50% due 1/25/2034	289,600	296,144
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.648% due 4/25/2037(1)	155,616	162,603
Countrywide Home Loan Mortgage Pass Through Trust 2003-11 A31 5.50% due 5/25/2033	310,026	315,193
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	324,949	334,401
2003-27 5A2 5.25% due 1/25/2018	435,159	440,694
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	166,623	166,493
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	349,218	348,228
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	191,337	193,557
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	305,457	313,429
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	211,955	217,740
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	476,521	487,017
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	391,219	394,143
2005-S1 2A1 4.75% due 2/25/2020	327,541	334,404
Structured Asset Securities Corp. 2003-29 1A1 4.75% due 9/25/2018	386,648	392,490
2003-30 3A1 5.00% due 10/25/2033	148,738	152,011

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-6 5A6 5.00% due 5/25/2035	$465,004	$465,469
2005-6 2A19 5.50% due 5/25/2035	179,860	177,491
Wells Fargo Mortgage Backed Securities Trust 2003-8 A1 4.50% due 8/25/2018	351,007	359,643
2005-2 2A1 4.75% due 4/25/2020	426,902	437,507
2006-1 A3 5.00% due 3/25/2021	444,865	444,031
2006-7 1A1 5.25% due 6/25/2021	213,249	215,629
2003-17 1A4 5.50% due 1/25/2034	202,410	202,148
Total Collateralized Mortgage Obligations (Cost $7,288,071)		7,338,853

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.4%
Bear Stearns Commercial Mortgage Securities 2003-PWR2 A4 5.186% due 5/11/2039(1)(2)	500,000	533,412
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	605,000	646,176
Commercial Mortgage Pass-Through Certificates 2004-LB2A A3 4.221% due 3/10/2039	150,053	150,692
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(2)	500,000	518,770
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(2)	500,000	537,390
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(1)	300,000	306,504
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	350,000	377,508
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB14 A4 5.481% due 12/12/2044(1)	400,000	426,218

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December 31, 2010	Foreign Currency(6)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)		$599,000	$640,130
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035		500,000	526,166
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(3)		500,000	517,404
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041		500,000	526,082
2006-C29 A4 5.308% due 11/15/2048		500,000	532,070
Total Commercial Mortgage-Backed Securities (Cost $6,132,879)			6,238,522

		Principal Amount	Value
Corporate Bonds – 58.2%
Aerospace/Defense – 1.0%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018		250,000	273,750
Spirit Aerosystems, Inc. 6.75% due 12/15/2020(3)		150,000	150,375
Triumph Group, Inc. 8.625% due 7/15/2018		250,000	273,125

			697,250
Automotive – 0.4%
Navistar International Corp. 8.25% due 11/1/2021		250,000	268,750

			268,750
Banking – 6.3%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(3)		500,000	516,019
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014	AUD	500,000	513,087
Citigroup, Inc. Sr. Nt. 5.50% due 10/15/2014(2)		$500,000	538,723

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Foreign Currency(6)	Principal Amount	Value
Banking (continued)
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015		$500,000	$504,710
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018		500,000	558,373
Morgan Stanley Sr. Nt. 4.20% due 11/20/2014		500,000	510,818
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		500,000	542,441
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(2)	AUD	500,000	514,436

			4,198,607
Brokerage – 1.1%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014		$400,000	414,807
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)		250,000	293,750

			708,557
Building Materials – 0.4%
Roofing Supply Group LLC Sr. Sec. Nt. 8.625% due 12/1/2017(3)		250,000	257,500

			257,500
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		250,000	258,111
Lyondell Chemical Co. Sr. Sec. Nt. 8.00% due 11/1/2017(3)		179,000	198,019

			456,130
Consumer Cyclical Services – 1.4%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(3)		250,000	253,125
Mobile Mini, Inc. 7.875% due 12/1/2020(3)		200,000	207,000

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December 31, 2010	Principal Amount	Value
Consumer Cyclical Services (continued)
Service Corp. International Sr. Nt. 7.00% due 5/15/2019	$150,000	$150,000
West Corp. Sr. Nt. 7.875% due 1/15/2019(3)	300,000	305,250

		915,375
Consumer Products – 0.4%
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016	250,000	274,375

		274,375
Electric – 0.6%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(3)	250,000	246,250
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	150,393	154,905

		401,155
Energy – 1.8%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	250,000	253,750
Denbury Resources, Inc. 8.25% due 2/15/2020	249,000	270,165
Linn Energy LLC 7.75% due 2/1/2021(3)	150,000	153,750
SandRidge Energy, Inc. 3.915% due 4/1/2014(1)	250,000	232,726
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)	250,000	287,446

		1,197,837
Food And Beverage – 0.8%
Aramark Corp. Sr. Nt. 3.787% due 2/1/2015(1)	250,000	244,375
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(3)	250,000	273,125

		517,500
Gaming – 0.9%
MGM Resorts International Sr. Sec. Nt. 9.00% due 3/15/2020(3)	100,000	110,000

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Foreign Currency(6)	Principal Amount	Value
Gaming (continued)
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		$200,000	$207,000
Wynn Las Vegas LLC 7.75% due 8/15/2020		250,000	270,625

			587,625
Government Related – 14.5%
Asian Development Bank Sr. Nt. Ser. GMTN 2.35% due 6/21/2027(2)	JPY	80,000,000	1,063,999
Bank Nederlandse Gemeenten NV Sr. Nt. 1.75% due 10/27/2020	CHF	500,000	517,380
3.00% due 1/28/2014	NOK	4,000,000	680,847
Development Bank of Japan 2.30% due 3/19/2026(2)	JPY	40,000,000	534,654
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	516,020
European Investment Bank Sr. Nt. 4.25% due 5/19/2017	NOK	3,000,000	524,380
Hungary Government Bond Ser. 14/C 5.50% due 2/12/2014	HUF	90,000,000	406,362
Ser. 17/A 6.75% due 11/24/2017	HUF	90,000,000	402,911
Italy Buoni Poliennali Del Tesoro 4.00% due 9/1/2020	EUR	400,000	506,190
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(2)	AUD	500,000	499,259
Petrobras International Finance Co. 5.875% due 3/1/2018(2)		$500,000	532,409
Poland Government Bond 5.25% due 4/25/2013 - 10/25/2017(2)	PLN	2,800,000	941,071
5.50% due 10/25/2019(2)	PLN	1,400,000	458,648
6.25% due 10/24/2015(2)	PLN	1,400,000	489,950
Rabobank Nederland Sr. Nt. 4.00% due 1/27/2015	NOK	3,000,000	520,714
6.50% due 1/15/2015(2)	AUD	500,000	517,320
Societe Nationale des Chemins de Fer Francais Sr. Nt. 2.625% due 12/13/2021	CHF	500,000	556,235

			9,668,349

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December 31, 2010	Principal Amount	Value
Healthcare – 1.2%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	$250,000	$271,250
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(3)	250,000	250,000
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(3)	250,000	255,000

		776,250
Independent Energy – 0.7%
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019	250,000	280,484
Hilcorp Energy I L.P. Sr. Nt. 7.625% due 4/15/2021(3)	200,000	206,500

		486,984
Industrial - Other – 0.2%
Interline Brands, Inc. 7.00% due 11/15/2018(3)	100,000	101,500

		101,500
Insurance - Life – 1.5%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021	500,000	510,512
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(2)	500,000	495,964

		1,006,476
Insurance P&C – 1.3%
ACE INA Holdings, Inc. 5.70% due 2/15/2017	300,000	328,943
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	500,000	548,377

		877,320
Lodging – 0.3%
Host Hotels & Resorts, Inc. 6.00% due 11/1/2020(3)	200,000	197,000

		197,000
Media Cable – 2.4%
CCO Holdings LLC 7.875% due 4/30/2018	250,000	258,750

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Principal Amount	Value
Media Cable (continued)
Comcast Corp. 6.50% due 11/15/2035(2)	$500,000	$537,385
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	535,347
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	250,000	282,500

		1,613,982
Media Noncable – 2.8%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	250,000	252,500
Discovery Communications LLC 5.625% due 8/15/2019(2)	500,000	548,730
Lamar Media Corp. 7.875% due 4/15/2018	200,000	212,500
LIN Television Corp. 8.375% due 4/15/2018	100,000	106,000
News America, Inc. 5.65% due 8/15/2020	250,000	280,378
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	250,000	258,125
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(3)	200,000	210,000

		1,868,233
Metals And Mining – 1.9%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(2)	500,000	532,743
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	500,000	553,125
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	150,000	154,500

		1,240,368
Natural Gas: Distributors – 0.4%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(3)	250,000	243,750

		243,750
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	250,000	254,411

		254,411

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December 31, 2010	Principal Amount	Value
Non Captive Diversified – 0.4%
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015(3)	$250,000	$268,750

		268,750
Packaging – 0.7%
Berry Plastics Corp. Sr. Sec. Nt. 9.75% due 1/15/2021(3)	250,000	247,500
Reynolds Group Issuer, Inc. Sr. Nt. 8.50% due 5/15/2018(3)	250,000	251,250

		498,750
Pharmaceuticals – 0.7%
Mylan, Inc. 6.00% due 11/15/2018(3)	200,000	196,500
7.625% due 7/15/2017(3)	250,000	265,938

		462,438
Pipelines – 0.7%
Crosstex Energy L.P./Crosstex Energy Finance Corp. 8.875% due 2/15/2018	250,000	267,813
MarkWest Energy Partners L.P. 6.75% due 11/1/2020	200,000	200,000

		467,813
REITs – 3.1%
Equity One, Inc. 6.25% due 12/15/2014	500,000	527,638
OMEGA Healthcare Investors, Inc. 6.75% due 10/15/2022(3)	250,000	247,813
Sabra Health Care L.P. 8.125% due 11/1/2018(3)	200,000	206,500
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014	500,000	535,947
WCI Finance LLC 5.70% due 10/1/2016(3)	500,000	539,684

		2,057,582
Retailers – 1.2%
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	250,000	281,327
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	250,000	263,125

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Principal Amount	Value
Retailers (continued)
Susser Holdings LLC 8.50% due 5/15/2016	$250,000	$268,125

		812,577
Technology – 2.3%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(2)	500,000	543,096
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	220,000	228,800
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	267,500
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	250,000	246,875
Sanmina-SCI Corp. 3.052% due 6/15/2014(1)(3)	250,000	236,250

		1,522,521
Textile – 0.4%
Phillips-Van Heusen Corp. Sr. Nt. 7.375% due 5/15/2020	250,000	265,625

		265,625
Transportation Services – 0.7%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	200,000	215,500
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	250,000	272,188

		487,688
Wireless – 2.6%
America Movil SAB de C.V. 5.625% due 11/15/2017	500,000	545,079
Cricket Communications, Inc. 7.75% due 10/15/2020(3)	100,000	95,250
Nextel Communications, Inc. Ser. D 7.375% due 8/1/2015	250,000	250,313
NII Capital Corp. 8.875% due 12/15/2019	250,000	269,375
10.00% due 8/15/2016	250,000	276,875
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	270,625

		1,707,517

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December 31, 2010	Principal Amount	Value
Wirelines – 2.0%
AT&T, Inc. 6.30% due 1/15/2038(2)	$500,000	$527,474
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	274,375
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	512,271

		1,314,120
Total Corporate Bonds (Cost $37,364,802)		38,680,665

	Principal Amount	Value
Mortgage Pass-Through Securities – 1.5%

FNMA 4.00% due 11/1/2040	995,125	990,942
Total Mortgage Pass-Through Securities (Cost $981,131)		990,942

	Principal Amount	Value
Municipal Bonds – 2.3%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	500,000	512,090
California St. Var. Purp. G.O. 6.00% due 4/1/2038	500,000	509,700

Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	508,635
Total Municipal Bonds (Cost $1,504,583)		1,530,425

	Principal Amount	Value
Senior Secured Loans – 13.2%
Aerospace/Defense – 1.4%
Sequa Corp. Term Loan 3.54%—3.56% due 12/3/2014(1)	999,706	963,467

		963,467

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2010	Principal Amount	Value
Consumer Products – 1.5%
Reynolds Group Holdings, Inc. Dollar Term Loan 6.75% due 5/5/2016(1)	$981,328	$989,149

		989,149
Energy – 3.0%
CITGO Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	975,000	1,006,892
MEG Energy Corp. Term Loan D 6.00% due 4/3/2016(1)	989,975	992,450

		1,999,342
Entertainment – 1.5%
Leslie’s Poolmart, Inc. Term Loan 6.00% due 11/21/2016(1)	1,000,000	1,007,500

		1,007,500
Finance Companies – 1.5%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	1,000,000	1,014,140

		1,014,140
Food And Beverage – 1.0%
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	624,340	631,102

		631,102
Healthcare – 0.4%
Grifols S.A. Term Loan B 6.00% due 11/23/2016(1)	250,000	252,453

		252,453
Media Noncable – 0.8%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	500,000	503,750

		503,750
Restaurants – 0.8%
Dunkin’ Brands, Inc. Term Loan B 5.75% due 11/23/2017(1)	500,000	505,695

		505,695

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December 31, 2010	Principal Amount	Value
Technology – 1.3%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	$887,363	$892,358

		892,358
Total Senior Secured Loans (Cost $8,631,206)		8,758,956

	Principal Amount	Value
Repurchase Agreements – 7.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $5,005,038, due 1/3/2011(5)	5,005,000	5,005,000
Total Repurchase Agreements (Cost $5,005,000)		5,005,000
Total Investments - 103.1% (Cost $66,907,672)		68,543,363
Other Liabilities, Net - (3.1)%		(2,038,620)
Total Net Assets - 100.0%		$66,504,743

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2010.
(2)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At December 31, 2010, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation

JPY	JP Morgan Chase	$616,284	$598,357	3/15/2011	$17,927

NZD	JP Morgan Chase	1,007,464	952,105	3/15/2011	55,359

SEK	JP Morgan Chase	956,586	941,458	3/15/2011	15,128

Total					$88,414

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

Forward Currency Contracts to Sell	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation

AUD	JP Morgan Chase	$2,028,009	$1,936,170	3/15/2011	$(91,839)

CHF	JP Morgan Chase	1,064,005	1,028,718	3/15/2011	(35,287)

EUR	JP Morgan Chase	521,034	516,459	3/15/2011	(4,575)

HUF	JP Morgan Chase	877,511	870,594	3/16/2011	(6,917)

JPY	JP Morgan Chase	1,608,501	1,553,242	3/15/2011	(55,259)

NOK	JP Morgan Chase	1,656,526	1,614,195	3/15/2011	(42,331)

NZD	JP Morgan Chase	1,007,464	967,200	3/15/2011	(40,264)

PLN	JP Morgan Chase	1,883,139	1,831,320	3/15/2011	(51,819)

SEK	JP Morgan Chase	956,586	934,042	3/15/2011	(22,544)

Total					$(350,835)

Legend:

AUD — Australian Dollar

CHF — Swiss Franc

EUR — Euro

HUF — Hungarian Forint

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $7,207,002, representing 10.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

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(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.375%	5/15/2013	$5,106,959

(6)	See currency legend above.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$7,338,853	$—	$7,338,853

Commercial Mortgage-Backed Securities	—	6,238,522	—	6,238,522

Corporate Bonds	—	38,680,665	—	38,680,665

Mortgage Pass-Through Securities	—	990,942	—	990,942

Municipal Bonds	—	1,530,425	—	1,530,425

Senior Secured Loans	—	8,758,956	—	8,758,956

Repurchase Agreements	—	5,005,000	—	5,005,000

Other Financial Instruments

Forward Currency Contracts	—	(262,421)	—	(262,421)

Total	$—	$68,280,942	$—	$68,280,942

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SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2010	Principal Amount	Value
Commercial Paper – 68.8%
Agricultural – 5.4%
Archer Daniels Midland Co. 0.23% due 2/18/2011(1)	$5,000,000	$4,998,467
0.24% due 2/2/2011(1)	5,000,000	4,998,933
0.25% due 2/23/2011(1)	5,000,000	4,998,160
Cargill, Inc. 0.23% due 1/21/2011(1)	5,000,000	4,999,361
0.25% due 1/19/2011(1)	5,000,000	4,999,375

		24,994,296
Airport Development & Maintenance – 2.2%
Los Angeles Department of Airports 0.25% due 2/1/2011	10,017,000	10,014,844

		10,014,844
Chemicals – 1.1%
BASF SE 0.24% due 3/2/2011(1)	5,000,000	4,998,000

		4,998,000
Computers – 4.3%
Hewlett-Packard Co. 0.16% due 1/7/2011(1)	10,000,000	9,999,734
International Business Machines Corp. 0.15% due 1/5/2011(1)	9,885,000	9,884,835

		19,884,569
Conglomerates – 2.2%
General Electric Capital Corp. 0.07% due 1/3/2011	10,000,000	9,999,961

		9,999,961
Diversified Manufacturing – 2.2%
Danaher Corp. 0.19% due 1/10/2011(1)	5,000,000	4,999,762
0.20% due 1/10/2011(1)	5,000,000	4,999,750

		9,999,512
Education Revenue – 1.7%
Yale University 0.25% due 2/8/2011 - 3/2/2011	8,000,000	7,997,125

		7,997,125
Electric – 4.3%
Electricite de France 0.26% due 2/28/2011(1)	5,000,000	4,997,906
0.27% due 3/7/2011(1)	5,000,000	4,997,562
Emerson Electric Co. 0.17% due 1/13/2011(1)	10,000,000	9,999,433

		19,994,901

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December 31, 2010	Principal Amount	Value
Entertainment – 2.7%
The Walt Disney Co. 0.17% due 2/22/2011(1)	$2,500,000	$2,499,386
0.18% due 1/31/2011(1)	10,000,000	9,998,500

		12,497,886
Finance Companies – 2.2%
Private Export Funding Corp. 0.17% due 1/31/2011(1)	5,000,000	4,999,292
0.19% due 3/17/2011(1)	5,000,000	4,998,021

		9,997,313
Food And Beverage – 4.3%
Pepsico, Inc. 0.17% due 2/22/2011(1)	10,000,000	9,997,544
The Coca-Cola Co. 0.19% due 1/14/2011(1)	5,000,000	4,999,657
0.21% due 3/8/2011(1)	5,000,000	4,998,075

		19,995,276
Household Products - Wares – 3.2%
Proctor & Gamble Co. 0.20% due 2/28/2011(1)	5,000,000	4,998,389
0.22% due 1/10/2011(1)	10,000,000	9,999,450

		14,997,839
Internet – 6.5%
eBay, Inc. 0.18% due 1/10/2011 - 1/20/2011(1)	14,850,000	14,848,832
Google, Inc. 0.18% due 2/3/2011(1)	5,000,000	4,999,175
0.19% due 2/2/2011(1)	5,000,000	4,999,155
0.20% due 1/24/2011(1)	5,000,000	4,999,361

		29,846,523
Life Insurance – 1.1%
Massachusetts Mutual Life Insurance Co. 0.23% due 1/13/2011	5,000,000	4,999,617

		4,999,617
Machinery – 4.3%
Caterpillar Financial Services Corp. 0.18% due 1/25/2011	5,000,000	4,999,400
0.20% due 2/25/2011	5,000,000	4,998,472
John Deere Bank S.A. 0.23% due 1/11/2011(1)	10,000,000	9,999,361

		19,997,233
Oil & Gas Services – 4.3%
Northern Illinois Gas Co. 0.19% due 1/3/2011	10,000,000	9,999,894

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2010	Principal Amount	Value
Oil & Gas Services (continued)
Schlumberger Ltd. 0.21% due 2/3/2011(1)	$10,000,000	$9,998,075

		19,997,969
Pharmaceuticals – 9.1%
Abbot Laboratories 0.17% due 1/4/2011(1)	5,000,000	4,999,929
0.20% due 2/9/2011(1)	10,000,000	9,997,833
Johnson & Johnson 0.16% due 2/25/2011(1)	5,000,000	4,998,778
0.17% due 2/14/2011(1)	5,000,000	4,998,961
0.22% due 3/16/2011(1)	5,000,000	4,997,739
Medtronic, Inc. 0.20% due 2/11/2011 - 3/8/2011(1)	11,850,000	11,846,607

		41,839,847
Tobacco – 2.2%
Philip Morris International, Inc. 0.22% due 1/18/2011(1)	10,000,000	9,998,961

		9,998,961
Transportation – 2.2%
NetJets, Inc. 0.18% due 2/1/2011(1)	5,000,000	4,999,225
0.20% due 1/4/2011(1)	5,000,000	4,999,917

		9,999,142
Utilities - Electric & Water – 3.3%
National Rural Utilities Cooperative Finance Corp. 0.23% due 1/6/2011	10,000,000	9,999,681
0.27% due 2/8/2011	5,000,000	4,998,575

		14,998,256
Total Commercial Paper (Cost $317,049,070)		317,049,070

	Principal Amount	Value
Municipal Securities – 13.6%
Connecticut – 3.8%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.39% due 1/6/2011(2)	17,600,000	17,600,000

		17,600,000
District Of Columbia – 0.5%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.28% due 1/6/2011(2)	2,000,000	2,000,000

		2,000,000

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

December 31, 2010	Principal Amount	Value
Iowa – 0.9%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.25% due 1/6/2011(2)	$4,180,000	$4,180,000

		4,180,000
Massachusetts – 1.4%
Massachusetts St. Wtr. Res. Auth. 0.31% due 1/18/2011 - 1/20/2011	6,600,000	6,600,000

		6,600,000
Nebraska – 0.5%
Nebraska Pub. Pwr. Dist. 0.28% due 1/25/2011	2,329,000	2,328,565

		2,328,565
New York – 6.5%
New York St. Pwr. Auth. 0.27% due 1/18/2011	2,000,000	1,999,745
0.29% due 1/18/2011	13,057,000	13,055,212
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.40% due 1/6/2011(2)	5,000,000	5,000,000
St. Facs. Ser. A3C 0.40% due 1/6/2011(2)	10,000,000	10,000,000

		30,054,957
Total Municipal Securities (Cost $62,763,522)		62,763,522

	Principal Amount	Value
U.S. Government Securities – 12.1%
U.S. Treasury Bills – 12.1%
United States Treasury Bill 0.12% due 3/31/2011	10,000,000	9,997,033
0.14% due 3/17/2011	10,000,000	9,997,083
0.165% due 3/3/2011	10,000,000	9,997,204
0.18% due 2/10/2011	10,000,000	9,998,000
0.185% due 1/13/2011	6,000,000	5,999,630
0.245% due 9/22/2011	10,000,000	9,982,034

		55,970,984
Total U.S. Government Securities (Cost $55,970,984)		55,970,984

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2010	Principal Amount	Value
Repurchase Agreements – 5.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $24,748,186, due 1/3/2011(3)	$24,748,000	$24,748,000
Total Repurchase Agreements (Cost $24,748,000)		24,748,000
Total Investments – 99.9% (Cost $460,531,576)		460,531,576
Other Assets, Net - 0.1%		627,362
Total Net Assets - 100.0% $		$461,158,938

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2010, the aggregate market value of these securities amounted to $249,041,501, representing 54.0% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2010.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.125%	4/30/2017	$25,247,030

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$317,049,070	$—	$317,049,070

Municipal Securities	—	62,763,522	—	62,763,522

U.S. Government Securities	—	55,970,984	—	55,970,984

Repurchase Agreements	—	24,748,000	—	24,748,000

Total	$—	$460,531,576	$—	$460,531,576

The Fund’s end of the month schedule of investments is available at www.RSInvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	155

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2010	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Assets
Investments, at value	$163,411,446	$680,230,582	$122,222,808
Cash and cash equivalents	958	166	552
Dividends/interest receivable	1,152,036	4,365,891	2,067,664
Receivable for fund shares subscribed	101,461	4,689,736	296,318
Due from distributor	15,545	—	8,851
Receivable for investments sold	—	—	2,558
Unrealized appreciation for open forward currency contracts	—	—	—
Due from broker	—	—	—

Total Assets	164,681,446	689,286,375	124,598,751

Liabilities
Payable for investments purchased	7,712,018	22,507,141	—
Payable for fund shares redeemed	399,643	2,850,090	93,286
Payable to adviser	81,783	249,604	84,722
Distributions payable	30,801	291,078	53,761
Accrued trustees’ fees	2,585	9,730	1,899
Unrealized depreciation for open forward currency contracts	—	—	—
Payable to distributor	—	15,771	—
Accrued expenses/other liabilities	96,364	252,168	62,432

Total Liabilities	8,323,194	26,175,582	296,100

Total Net Assets	$156,358,252	$663,110,793	$124,302,651

Net Assets Consist of:
Paid-in capital	$151,298,705	$657,834,434	$129,058,111
Distributions in excess of net investment income	—	(2,160)	—
Accumulated undistributed net investment income	26,077	—	166,808
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(47,786)	44,878	(11,112,884)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	5,081,256	5,233,641	6,190,616

Total Net Assets	$156,358,252	$663,110,793	$124,302,651

Investments, at Cost	$158,330,190	$674,996,941	$116,032,192

Pricing of Shares
Net Assets:
Class A	$135,370,520	$408,167,165	$72,025,180
Class B	1,765,478	1,627,949	3,787,709
Class C	7,269,639	144,392,877	25,102,308
Class K	10,104,086	4,138,976	18,709,543
Class Y	1,848,529	104,783,826	4,677,911
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	13,378,937	39,696,006	10,390,878
Class B	174,597	158,497	546,552
Class C	718,748	14,042,794	3,623,530
Class K	997,585	402,528	2,697,927
Class Y	182,705	10,189,405	675,700
Net Asset Value Per Share:
Class A	$10.12	$10.28	$6.93
Class B	10.11	10.27	6.93
Class C	10.11	10.28	6.93
Class K	10.13	10.28	6.93
Class Y	10.12	10.28	6.92
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.51	$10.52	$7.20

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$261,274,822	$92,966,238	$590,246,893	$68,543,363		$460,531,576
4,255,627	5,072,369	171,621,176	651		658
4,048,031	1,372,530	2,254,783	721,251		16,786
603,279	4,804,733	23,732,228	36,085		1,547,243
—	—	116,651	—		42,542
—	—	11,287,163	744,418		—
—	—	—	88,414		—
—	—	—	145,066		—

270,181,759	104,215,870	799,258,894	70,279,248		462,138,805

—	—	141,682,186	3,362,851		—
3,969,501	291,020	480,333	1,813		663,782
118,695	—	—	—		179,654
367,589	103,516	831,948	5,886		113
4,744	1,486	3,882	967		7,622
—	—	—	350,835		—
1,435	17,234	—	11,789		—
120,426	44,110	120,845	40,364		128,696

4,582,390	457,366	143,119,194	3,774,505		979,867

$265,599,369	$103,758,504	$656,139,700	$66,504,743		$461,158,938

$266,611,792	$107,172,793	$649,842,592	$64,897,851		$461,169,852
—	—	—	—		—

16,978	14,261	20,814	206,581		42,359

(2,340,004)	(642,211)	1,797,840	21,325		(53,273)

1,310,603	(2,786,339)	4,478,454	1,378,986		—

$265,599,369	$103,758,504	$656,139,700	$66,504,743		$461,158,938

$259,964,219	$95,752,577	$585,768,439	$66,907,672		$460,531,576

$161,531,467	$72,924,214	$373,238,308	$52,361,999		$432,944,908
—	—	—	—		699,220
62,691,565	20,103,524	159,694,733	4,872,616		2,164,799
—	—	2,917,894	2,297,676		25,350,011
41,376,337	10,730,766	120,288,765	6,972,452		—

16,226,777	7,327,840	36,221,650	5,084,365		432,955,400
—	—	—	—		699,262
6,299,159	2,020,101	15,493,864	473,056		2,164,959
—	—	283,145	223,100		25,351,457
4,158,676	1,078,248	11,674,766	676,891		—

$9.95	$9.95	$10.30	$10.30		$1.00
—	—	—	—		1.00
9.95	9.95	10.31	10.30		1.00
—	—	10.31	10.30		1.00
9.95	9.95	10.30	10.30		—
3.75%	3.75%	3.75%	3.75%		NA
$10.34	$10.34	$10.70	$10.70	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2010	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Investment Income
Interest	$7,226,841	$16,007,842	$9,747,176
Withholding taxes on foreign interest	—	—	—

Total Investment Income	7,226,841	16,007,842	9,747,176

Expenses
Investment advisory fees	795,027	2,073,073	685,978
Distribution fees	541,149	1,718,584	523,636
Transfer agent fees	191,909	424,303	107,510
Custodian fees	78,750	99,554	67,831
Registration fees	67,892	180,578	74,423
Professional fees	46,533	86,215	40,717
Shareholder reports	43,728	108,516	30,427
Administrative service fees	21,534	62,088	15,667
Trustees’ fees	8,864	26,071	6,405
Insurance expense	6,563	12,686	4,285
Offering costs	—	—	—
Other expenses	3,912	8,657	2,761

Total Expenses	1,805,861	4,800,325	1,559,640

Less: Fee/Expense waiver/reimbursement by distributor	(309,754)	(503,536)	(348,500)
Less: Custody credits	(50)	(203)	(19)

Total Expenses, Net	1,496,057	4,296,586	1,211,121

Net Investment Income	5,730,784	11,711,256	8,536,055

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	3,140,081	1,493,653	3,581,512
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	2,433,585	2,852,659	2,251,037
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments and Foreign Currency Transactions	5,573,666	4,346,312	5,832,549

Net Increase in Net Assets Resulting from Operations	$11,304,450	$16,057,568	$14,368,604

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$11,720,077	$3,755,399	$10,775,691	$3,002,305	$1,036,868
—	—	—	(2,734)	—

11,720,077	3,755,399	10,775,691	2,999,571	1,036,868

1,335,741	326,258	1,316,974	341,932	2,176,141
1,032,389	225,638	779,411	169,964	1,342,743
196,929	51,856	130,665	39,583	234,099
79,862	21,072	147,790	57,582	69,477
73,898	49,847	126,277	47,112	51,165
58,854	39,355	117,832	38,919	82,006
70,397	12,630	31,400	10,749	142,954
36,625	2,236	16,864	1,516	64,601
15,112	3,554	8,781	3,168	26,366
9,586	1,426	3,892	1,455	24,305
—	108,271	116,796	116,796	—
5,900	1,289	3,002	1,383	10,706

2,915,293	843,432	2,799,684	830,159	4,224,563

(320,337)	(739,448)	(2,544,409)	(762,806)	(3,293,116)
(10,223)	(2,342)	(33,350)	(31)	(3)

2,584,733	101,642	221,925	67,322	931,444

9,135,344	3,653,757	10,553,766	2,932,249	105,424

1,041,987	(505,768)	3,220,340	524,183	(1,000)

—	—	—	(270,500)	—

(8,829,288)	(3,035,839)	4,295,961	1,894,973	—

—	—	—	(328,153)	—

(7,787,301)	(3,541,607)	7,516,301	1,820,503	(1,000)

$1,348,043	$112,150	$18,070,067	$4,752,752	$104,424

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$5,730,784	$5,765,954
Net realized gain/(loss) from investments	3,140,081	(656,334)
Net change in unrealized appreciation/depreciation on investments	2,433,585	8,849,058

Net Increase in Net Assets Resulting from Operations	11,304,450	13,958,678

Distributions to Shareholders
Net investment income
Class A	(4,868,769)	(4,645,547)
Class B	(96,153)	(293,494)
Class C	(292,270)	(341,003)
Class K	(414,665)	(469,088)
Class Y	(59,398)	(28,682)
Net realized gain on investments
Class A	(1,753,441)	—
Class B	(22,605)	—
Class C	(93,555)	—
Class K	(129,119)	—
Class Y	(29,172)	—

Total Distributions	(7,759,147)	(5,777,814)

Capital Share Transactions
Proceeds from sales of shares	57,368,157	63,997,831
Reinvestment of distributions	7,220,943	5,540,804
Cost of shares redeemed	(68,712,576)	(35,679,116)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,123,476)	33,859,519

Increase from Regulatory Settlements	—	33,319

Net Increase/(Decrease) in Net Assets	(578,173)	42,073,702

Net Assets
Beginning of year	156,936,425	114,862,723

End of year	$156,358,252	$156,936,425

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$26,077	$16,549

Other Information:
Shares
Sold	5,614,187	6,666,792
Reinvested	710,516	574,033
Redeemed	(6,737,463)	(3,675,624)

Net Increase/(Decrease)	(412,760)	3,565,201

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield Bond		RS Tax-Exempt

For the Year Ended 12/31/10	For the Year Ended 12/31/09	For the Year Ended 12/31/10	For the Year Ended 12/31/09	For the Year Ended 12/31/10	For the Year Ended 12/31/09

$11,711,256	$3,117,919	$8,536,055	$7,227,137	$9,135,344	$5,941,886
1,493,653	346,718	3,581,512	(1,818,638)	1,041,987	1,059,661
2,852,659	2,632,148	2,251,037	22,814,583	(8,829,288)	9,652,186

16,057,568	6,096,785	14,368,604	28,223,082	1,348,043	16,653,733

(7,976,424)	(2,152,555)	(5,430,784)	(4,849,756)	(6,472,783)	(5,205,746)
(22,159)	(171,619)	(233,303)	(286,837)	—	—
(1,801,820)	(484,073)	(1,375,732)	(890,773)	(1,616,367)	(719,920)
(94,250)	(273,523)	(1,281,185)	(1,144,108)	—	—
(1,816,603)	(36,117)	(216,492)	(58,145)	(1,046,522)	(33,436)

(971,551)	(27,751)	—	—	—	—
(3,939)	(450)	—	—	—	—
(341,308)	(8,247)	—	—	—	—
(10,569)	(2,205)	—	—	—	—
(269,211)	(1,046)	—	—	—	—

(13,307,834)	(3,157,586)	(8,537,496)	(7,229,619)	(9,135,672)	(5,959,102)

813,823,325	244,656,404	38,874,285	36,548,171	216,718,643	163,777,714
9,851,987	2,547,713	7,873,883	6,810,752	5,573,428	4,727,672
(382,298,936)	(77,238,711)	(40,442,419)	(17,182,792)	(176,620,664)	(60,104,026)

441,376,376	169,965,406	6,305,749	26,176,131	45,671,407	108,401,360

—	—	1,320	9,396	—	17,306

444,126,110	172,904,605	12,138,177	47,178,990	37,883,778	119,113,297

218,984,683	46,080,078	112,164,474	64,985,484	227,715,591	108,602,294

$663,110,793	$218,984,683	$124,302,651	$112,164,474	$265,599,369	$227,715,591

$(2,160)	$—	$—	$—	$—	$—

$—	$—	$166,808	$48,875	$16,978	$—

79,075,487	24,212,936	5,771,037	6,128,169	20,950,727	16,357,769
956,165	252,132	1,170,456	1,145,639	540,273	473,663
(37,077,796)	(7,593,918)	(6,037,106)	(2,840,206)	(17,164,148)	(5,934,930)

42,953,856	16,871,150	904,387	4,433,602	4,326,852	10,896,502

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS High Yield Municipal Bond

	For the Year Ended 12/31/10	For the Period Ended 12/31/09(1)

Operations
Net investment income	$3,653,757	$140,930
Net realized gain/(loss) from investments and foreign currency transactions	(505,768)	—
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(3,035,839)	249,500

Net Increase/(Decrease) in Net Assets Resulting from Operations	112,150	390,430

Distributions to Shareholders
Net investment income
Class A	(2,811,163)	(124,824)
Class B	—	—
Class C	(541,694)	(8,053)
Class K	—	—
Class Y	(300,900)	(8,053)
Net realized gain on investments
Class A	(93,217)	—
Class C	(28,885)	—
Class K	—	—
Class Y	(14,799)	—

Total Distributions	(3,790,658)	(140,930)

Capital Share Transactions
Proceeds from sales of shares	92,342,316	35,000,000
Reinvestment of distributions	3,206,844	140,930
Cost of shares redeemed	(23,502,578)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	72,046,582	35,140,930

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	68,368,074	35,390,430

Net Assets
Beginning of year	35,390,430	—

End of year	$103,758,504	$35,390,430

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$108,226	$—

Other Information:
Shares
Sold	8,854,499	3,500,000
Reinvested	308,872	13,996
Redeemed	(2,251,178)	—

Net Increase/(Decrease)	6,912,193	3,513,996

(1)	Commenced operations on November 24, 2009.
(2)	Commenced operations on December 8, 2009.

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Year Ended 12/31/10	For the Period Ended 12/31/09 (2)	For the Year Ended 12/31/10	For the Period Ended 12/31/09 (1)	For the Year Ended 12/31/10	For the Year Ended 12/31/09

$10,553,766	$38,525	$2,932,249	$128,240	$105,424	$278,118

3,220,340	26	253,683	(7,006)	(1,000)	—

4,295,961	182,493	1,566,820	(187,834)	—	—

18,070,067	221,044	4,752,752	(66,600)	104,424	278,118

(6,688,786)	(33,794)	(2,503,931)	(112,851)	(97,655)	(259,858)
—	—	—	—	(235)	(829)
(2,277,706)	(1,577)	(177,475)	(5,130)	(543)	(3,892)
(115,943)	(1,577)	(109,898)	(5,130)	(5,850)	(13,134)
(1,477,971)	(1,577)	(142,875)	(5,129)	—	—

(809,466)	—	(32,620)	—	—	—
(351,718)	—	(2,288)	—	—	—
(7,233)	—	(1,413)	—	—	—
(254,109)	—	(1,511)	—	—	—

(11,982,932)	(38,525)	(2,972,011)	(128,240)	(104,283)	(277,713)

666,013,270	50,007,000	14,281,999	50,000,000	239,089,550	184,632,006
8,824,735	38,525	2,938,516	128,240	102,904	275,798
(75,013,484)	—	(2,429,913)	—	(268,906,771)	(237,806,192)

599,824,521	50,045,525	14,790,602	50,128,240	(29,714,317)	(52,898,388)

—	—	—	—	2,152	—

605,911,656	50,228,044	16,571,343	49,933,400	(29,712,024)	(52,897,983)

50,228,044	—	49,933,400	—	490,870,962	543,768,945

$656,139,700	$50,228,044	$66,504,743	$49,933,400	$461,158,938	$490,870,962

$—	$—	$—	$(44,575)	$—	$—

$20,814	$—	$206,581	$—	$42,359	$39,838

65,148,649	5,001,698	1,393,147	5,000,000	239,089,550	184,632,006
865,384	3,841	287,282	12,875	102,904	275,798
(7,346,147)	—	(235,892)	—	(268,906,771)	(237,806,192)

58,667,886	5,005,539	1,444,537	5,012,875	(29,714,317)	(52,898,388)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/10	$9.89	$0.38	$0.36	$0.74	$(0.38)	$(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)

Class B
Year Ended 12/31/10	$9.89	$0.30	$0.35	$0.65	$(0.30)	$(0.13)
Year Ended 12/31/09	9.33	0.34	0.56	0.90	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class C
Year Ended 12/31/10	$9.89	$0.30	$0.35	$0.65	$(0.30)	$(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class K
Year Ended 12/31/10	$9.90	$0.34	$0.36	$0.70	$(0.34)	$(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)

Class Y
Year Ended 12/31/10	$9.89	$0.40	$0.36	$0.76	$(0.40)	$(0.13)
Period From 5/13/09[3] to 12/31/09[4]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 174 - 175.

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.51)	$10.12	7.55%	$135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
(0.45)	9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%

$(0.43)	$10.11	6.65%	$1,765	1.60%	1.82%	3.00%	2.78%	129%
(0.34)	9.89	9.79%	3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
(0.38)	9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%

$(0.43)	$10.11	6.64%	$7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
(0.38)	9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%

$(0.47)	$10.13	7.12%	$10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
(0.42)	9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%

$(0.53)	$10.12	7.75%	$1,849	0.66%	0.76%	3.85%	3.75%	129%

(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 174 - 175.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund

Class A
Year Ended 12/31/10	$10.17	$0.28	$0.14	$0.42	$(0.28)	$(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)	—	[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)	—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)	—
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)	—

Class B
Year Ended 12/31/10	$10.16	$0.20	$0.14	$0.34	$(0.20)	$(0.03)
Year Ended 12/31/09	9.88	0.21	0.28	0.49	(0.21)	—	[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—

Class C
Year Ended 12/31/10	$10.17	$0.21	$0.14	$0.35	$(0.21)	$(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)	—	[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—

Class K
Year Ended 12/31/10	$10.17	$0.24	$0.14	$0.38	$(0.24)	$(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)	—	[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)	—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)	—
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)	—

Class Y
Year Ended 12/31/10	$10.17	$0.30	$0.14	$0.44	$(0.30)	$(0.03)
Period From 5/13/09[3] to 12/31/09[4]	9.98	0.20	0.19	0.39	(0.20)	—	[5]

See notes to Financial Highlights on pages 174 - 175.

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.31)	$10.28	4.15%	$408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
(0.37)	9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%

$(0.23)	$10.27	3.38%	$1,628	1.55%	1.80%	1.94%	1.69%	121%
(0.21)	10.16	4.99%	1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
(0.29)	9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%

$(0.24)	$10.28	3.38%	$144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
(0.29)	9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%

$(0.27)	$10.28	3.75%	$4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
(0.33)	9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%

$(0.33)	$10.28	4.36%	$104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 174 - 175.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund

Class A
Year Ended 12/31/10	$6.59	$0.52	$0.34	$0.86	$(0.52)	$—	$(0.52)
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—	(0.50)
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—	(0.52)
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—	(0.54)
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)

Class B
Year Ended 12/31/10	$6.58	$0.47	$0.35	$0.82	$(0.47)	$—	$(0.47)
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—	(0.45)
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—	(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)

Class C
Year Ended 12/31/10	$6.58	$0.47	$0.35	$0.82	$(0.47)	$—	$(0.47)
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—	(0.45)
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—	(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)

Class K
Year Ended 12/31/10	$6.59	$0.49	$0.34	$0.83	$(0.49)	$—	$(0.49)
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—	(0.48)
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—	(0.50)
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—	(0.51)
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)

Class Y
Year Ended 12/31/10	$6.58	$0.53	$0.34	$0.87	$(0.53)	$—	$(0.53)
Period From 5/13/09[3] to 12/31/09[4]	5.74	0.33	0.84	1.17	(0.33)	—	(0.33)

See notes to Financial Highlights on pages 174 - 175.

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$6.93	13.54%	$72,025	0.85%	1.14%	7.67%	7.38%	108%
—		6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
—		5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
—		7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
0.00	[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%

$—		$6.93	12.87%	$3,788	1.60%	1.97%	6.93%	6.56%	108%
—		6.58	37.67%	3,019	1.60%	1.98%	7.72%	7.34%	66%
—		5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
—		7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
0.00	[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%

$—		$6.93	12.88%	$25,102	1.60%	1.92%	6.92%	6.60%	108%
—		6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
—		5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
—		7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
0.00	[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%

$—		$6.93	13.09%	$18,710	1.25%	1.58%	7.29%	6.96%	108%
—		6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
—		5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
—		7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
0.00	[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%

$—		$6.92	13.77%	$4,678	0.66%	0.88%	7.89%	7.67%	108%
—		6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 174-175.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund

Class A
Year Ended 12/31/10	$10.19	$0.37	$(0.24)	$0.13	$(0.37)	$—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)

Class C
Year Ended 12/31/10	$10.18	$0.29	$(0.23)	$0.06	$(0.29)	$—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)

Class Y
Year Ended 12/31/10	$10.18	$0.39	$(0.23)	$0.16	$(0.39)	$—
Period From 5/13/09[3] to 12/31/0[4]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Yield Municipal Bond Fund

Class A
Year Ended 12/31/10	$10.07	$0.59	$(0.11)	$0.48	$(0.59)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Year Ended 12/31/10	$10.07	$0.57	$(0.11)	$0.46	$(0.57)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Year Ended 12/31/10	$10.07	$0.59	$(0.11)	$0.48	$(0.59)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 174 - 175.

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$9.95	1.21%	$161,531	0.82%		0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%		0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%		0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%		0.97%	3.68%	3.56%	158%
(0.39)	10.08	5.03%	93,205	0.87%		0.95%	3.60%	3.52%	141%

$(0.29)	$9.95	0.52%	$62,692	1.60%		1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%		1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%		1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%		1.75%	2.93%	2.78%	158%
(0.31)	10.08	4.25%	11,434	1.62%		1.95%	2.85%	2.52%	141%

$(0.39)	$9.95	1.47%	$41,376	0.67%		0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%		0.77%	3.80%	3.72%	44%

$(0.60)	$9.95	4.74%	$72,924	0.12%		1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%	[7]	1.25%	3.85%	2.60%	—%	[8]

$(0.58)	$9.95	4.55%	$20,104	0.34%		1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

$(0.60)	$9.95	4.76%	$10,731	0.10%		0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

See notes to Financial Highlights on pages 174 - 175.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund

Class A
Year Ended 12/31/10	$10.03	$0.52	$0.30	$0.82	$(0.52)	$(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Year Ended 12/31/10	$10.04	$0.51	$0.30	$0.81	$(0.51)	$(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Year Ended 12/31/10	$10.04	$0.52	$0.30	$0.82	$(0.52)	$(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Year Ended 12/31/10	$10.04	$0.52	$0.29	$0.81	$(0.52)	$(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund
Class A
Year Ended 12/31/10	$9.96	$0.53	$0.35	$0.88	$(0.53)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Year Ended 12/31/10	$9.96	$0.53	$0.34	$0.87	$(0.52)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Year Ended 12/31/10	$9.96	$0.53	$0.35	$0.88	$(0.53)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Year Ended 12/31/10	$9.96	$0.54	$0.34	$0.88	$(0.53)	$(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 174 - 175.

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.55)	$10.30	8.37%	$373,238	0.07%		1.24%	5.22%	4.05%	64%

(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.54)	$10.31	8.25%	$159,695	0.24%		2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.55)	$10.31	8.33%	$2,918	0.08%		1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.55)	$10.30	8.28%	$120,289	0.08%		1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.54)	$10.30	8.93%	$52,362	0.12%		1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.53)	$10.30	8.89%	$4,873	0.12%		2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.54)	$10.30	8.93%	$2,298	0.12%		1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.54)	$10.30	8.95%	$6,972	0.10%		1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%
See notes to Financial Highlights on pages 174-175.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Money Market Fund
Class A
Year Ended 12/31/10	$1.00	$—	[9]	$—	[9]	$—	[9]	$— [9]	$—	$— [9]
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	— [9]	—	— [9]
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)	—	(0.018)
Year Ended 12/31/07	1.00	0.044		—		0.044		(0.044)	—	(0.044)
Year Ended 12/31/06	1.00	0.042		—		0.042		(0.042)	—	(0.042)

Class B
Year Ended 12/31/10	$1.00	$—	[9]	$—	[9]	$—	[9]	$— [9]	$—	$— [9]
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	— [9]	—	— [9]
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)	—	(0.011)
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)	—	(0.036)
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)	—	(0.034)

Class C
Year Ended 12/31/10	$1.00	$—	[9]	$—	[9]	$—	[9]	$— [9]	$—	$— [9]
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	— [9]	—	— [9]
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)	—	(0.011)
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)	—	(0.036)
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)	—	(0.034)

Class K
Year Ended 12/31/10	$1.00	$—	[9]	$—	[9]	$—	[9]	$— [9]	$—	$— [9]
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	— [9]	—	— [9]
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)	—	(0.014)
Year Ended 12/31/07	1.00	0.040		—		0.040		(0.040)	—	(0.040)
Year Ended 12/31/06	1.00	0.038		—		0.038		(0.038)	—	(0.038)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

[3]	Inception date.

[4]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements		Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$1.00	0.02%		$432,945	0.19%	[11]	0.84%	0.02%	[11]	(0.63)%
—		1.00	0.05%		461,792	0.33%	[11]	0.84%	0.05%	[11]	(0.46)%
—		1.00	1.82%	[10]	510,931	0.75%		0.86%	1.79%		1.68%
—		1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%
—		1.00	4.26%		409,170	0.85%		0.92%	4.18%		4.11%

$—	[9]	$1.00	0.02%		$699	0.19%	[11]	1.80%	0.02%	[11]	(1.59)%
—		1.00	0.05%		1,375	0.34%	[11]	1.95%	0.05%	[11]	(1.56)%
—		1.00	1.08%	[10]	1,918	1.48%	[11]	1.85%	1.12%	[11]	0.75%
—		1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%
—		1.00	3.48%		2,763	1.60%		1.87%	3.38%		3.11%

$—	[9]	$1.00	0.02%		$2,165	0.19%	[11]	1.71%	0.02%	[11]	(1.50)%
—		1.00	0.05%		2,194	0.34%	[11]	1.69%	0.05%	[11]	(1.30)%
—		1.00	1.08%	[10]	7,950	1.48%	[11]	1.69%	1.09%	[11]	0.88%
—		1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%
—		1.00	3.48%		6,378	1.60%		1.71%	3.43%		3.32%

$—	[9]	$1.00	0.02%		$25,350	0.19%	[11]	1.40%	0.02%	[11]	(1.19)%
—		1.00	0.05%		25,510	0.32%	[11]	1.45%	0.05%	[11]	(1.08)%
—		1.00	1.42%	[10]	22,970	1.14%	[11]	1.26%	1.32%	[11]	1.20%
—		1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
—		1.00	3.84%		9,686	1.25%		1.35%	3.76%		3.66%

[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[11]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2010

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund offer Class A, B, C, K and Y shares. RS Tax-Exempt Fund and RS High Yield Municipal Bond Fund offer Class A, C and Y shares. RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Money Market Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

176	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO FINANCIAL STATEMENTS

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Funds have adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Funds’ financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g. futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

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Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and

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sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit derivatives may have the effect of creating a short position in a security or a group of securities. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held by any of the Funds as of December 31, 2010.

g. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at December 31, 2010.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Buy	Unrealized appreciation for open forward currency contracts	$88,414
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts	350,835
*	The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the year ended December 31, 2010.

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Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$(4,124)
	Net change in unrealized appreciation/(depreciation) on forward currency contracts	(333,700)

Open forward currency contracts as of December 31, 2010, approximates the average outstanding contracts during the year then ended. For open forward foreign currency contracts see pages 147 and 148.

RS Strategic Income Fund invests in forward foreign currency contracts to hedge against movements in foreign currency exchange rates affecting the Fund’s foreign holdings, and may invest in forward foreign currency contracts for other reasons as well.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts, to hedge foreign currency exposure or for other purposes.

h. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

i. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

j. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed

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may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

m. Offering Costs Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. The costs include legal, printing, administration and other expenses associated with the initial registration of a Fund. For the twelve month period ended December 31, 2010, RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund incurred offering costs.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

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Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A		Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%		1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%		1.55%	1.55%	1.20%	0.63%
RS High Yield Bond Fund	0.85%		1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund	0.80%	*	NA	1.60%	NA	0.69%
RS High Yield Municipal Bond Fund	0.35%		NA	1.10%	NA	0.10%
RS Floating Rate Fund	0.35%		NA	1.10%	0.75%	0.10%
RS Strategic Income Fund	0.35%		NA	1.10%	0.75%	0.10%
RS Money Market Fund	0.65%		1.40%	1.40%	1.05%	NA
*	The expense limitation in effect from January 1, 2010 through April 30, 2010 for class A was 0.85%.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

In addition to fees waived by GIS with respect to the expense limitations then in effect for RS Money Market Fund, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund during the year ended December 31, 2010. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2010, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$329,980
	Class B	1.00%	32,019
	Class C	1.00%	98,283
	Class K	0.65%	80,867
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	$743,724
	Class B	1.00%	11,432
	Class C	1.00%	937,012
	Class K	0.65%	26,416
	Class Y	0.00%	—
RS High Yield Bond Fund	Class A	0.25%	$176,913
	Class B	1.00%	33,664
	Class C	1.00%	198,851
	Class K	0.65%	114,208
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$452,372
	Class C	1.00%	580,017
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	$124,566
	Class C	1.00%	101,072
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$320,047
	Class C	1.00%	444,678
	Class K	0.65%	14,686
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$121,551
	Class C	1.00%	34,550
	Class K	0.65%	13,863
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	$1,132,875
	Class B	1.00%	10,187
	Class C	1.00%	24,182
	Class K	0.65%	175,499

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and

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account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2010, PAS informed the Trust it received $2,153,984 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$32,443
RS Low Duration Bond Fund	94,598
RS High Yield Bond Fund	8,581
RS Tax-Exempt Fund	96,836
RS High Yield Municipal Bond Fund	37,996
RS Floating Rate Fund	210,498
RS Strategic Income Fund	10,764
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2010, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$8,966
RS Low Duration Bond Fund	112,637
RS High Yield Bond Fund	4,933
RS Tax-Exempt Fund	62,901
RS High Yield Municipal Bond Fund	5,674
RS Floating Rate Fund	24,919
RS Strategic Income Fund	238
RS Money Market Fund	6,251

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2010	2009	2010	2009	2010	2009
RS Investment Quality Bond Fund	$—	$—	$5,864,228	$5,777,814	$1,894,919	$—
RS Low Duration Bond Fund	—	—	12,868,993	3,117,887	438,841	39,699
RS High Yield Bond Fund	—	—	8,537,496	7,229,619	—	—
RS Tax-Exempt Fund	9,078,013	5,914,993	57,659	44,109	—	—
RS High Yield Municipal Bond Fund	3,647,892	140,733	142,766	197	—	—
RS Floating Rate Fund	—	—	11,982,932	38,525	—	—
RS Strategic Income Fund	—	—	2,972,011	128,240	—	—
RS Money Market Fund	—	—	104,283	277,713	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain
RS Investment Quality Bond Fund	$(11,962)	$9,999	$1,963
RS Low Duration Bond Fund	—	(2,160)	2,160
RS High Yield Bond Fund	(498,137)	119,374	378,763

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Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
RS Tax-Exempt Fund	$(17,306)	$17,306	$—
RS High Yield Municipal Bond Fund	(14,719)	14,261	458
RS Floating Rate Fund	(27,454)	27,454	—
RS Strategic Income Fund	(20,991)	253,086	(232,095)
RS Money Market Fund	(1,380)	1,380	—

See the chart below for the tax basis of distributable earnings as of December 31, 2010.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$34,042	$—
RS Low Duration Bond Fund	—	288,919	44,877
RS High Yield Bond Fund	—	166,809	—
RS Tax-Exempt Fund	16,978	—	—
RS High Yield Municipal Bond Fund	70,101	—	—
RS Floating Rate Fund	—	1,878,192	10,018
RS Strategic Income Fund	—	55,331	—
RS Money Market Fund	—	42,359	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$1,056,549
RS High Yield Bond Fund	4,811,628
RS Tax-Exempt Fund	1,358,993

For RS High Yield Bond Fund, $495,589 of capital loss carryovers expired in the year ended December 31, 2010.

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See the chart for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2012	2015	2016	2017	2018	Total
RS High Yield Bond Fund	$—	$—	$—	$6,462,203	$3,303,739	$—	$9,765,942
RS Tax-Exempt Fund	—	—	—	1,525,812	488,356	—	2,014,168
RS Money Market Fund	5,073	432	7,575	35,926	3,268	1,000	53,274

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$12,394
RS High Yield Bond Fund	1,346,942
RS Tax-Exempt Fund	325,836
RS High Yield Municipal Bond Fund	610,555
RS Strategic Income Fund	34,006

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$158,365,585	$5,045,861	$6,162,102	$(1,116,241)
RS Low Duration Bond Fund	674,996,941	5,233,641	6,739,032	(1,505,391)

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Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS High Yield Bond Fund	$116,032,192	$6,190,616	$7,058,780	$(868,164)
RS Tax-Exempt Fund	259,964,219	1,310,603	5,588,182	(4,277,579)
RS High Yield Municipal Bond Fund	95,784,234	(2,817,996)	582,102	(3,400,098)
RS Floating Rate Fund	585,781,818	4,465,075	5,414,889	(949,814)
RS Strategic Income Fund	66,907,672	1,635,691	1,805,664	(169,973)
RS Money Market Fund	460,531,576	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,599,257	$46,996,157	5,780,156	$55,509,078
Shares reinvested	611,995	6,220,594	461,349	4,454,423
Shares redeemed	(4,687,617)	(47,735,237)	(2,822,776)	(27,293,480)

Net increase	523,635	$5,481,514	3,418,729	$32,670,021

Class B
Shares sold	56,792	$585,262	54,229	$517,815
Shares reinvested	10,932	110,931	29,753	286,026
Shares redeemed	(286,750)	(2,951,483)	(563,275)	(5,592,354)

Net decrease	(219,026)	$(2,255,290)	(479,293)	$(4,788,513)

Class C
Shares sold	405,023	$4,137,297	376,231	$3,617,830
Shares reinvested	29,124	295,320	31,541	304,022
Shares redeemed	(898,653)	(9,161,436)	(59,401)	(577,722)

Net increase/(decrease)	(464,506)	$(4,728,819)	348,371	$3,344,130

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Transactions in Capital Shares (continued)

RS Investment Quality Bond Fund — continued

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class K
Shares sold	318,081	$3,237,908	348,581	$3,333,107
Shares reinvested	53,244	541,227	48,466	467,651
Shares redeemed	(696,374)	(7,160,850)	(230,172)	(2,215,560)

Net increase/ (decrease)	(325,049)	$(3,381,715)	166,875	$1,585,198

Class Y*
Shares sold	235,034	$2,411,533	107,595	$1,020,001
Shares reinvested	5,221	52,871	2,924	28,682
Shares redeemed	(168,069)	(1,703,570)	—	—

Net increase	72,186	$760,834	110,519	$1,048,683

*	Inception date was May 12, 2009.

RS Low Duration Bond Fund

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	46,826,029	$481,654,987	18,879,142	$190,683,894
Shares reinvested	702,697	7,239,667	166,901	1,688,426
Shares redeemed	(23,784,381)	(244,971,535)	(4,848,140)	(49,260,464)

Net increase	23,744,345	$243,923,119	14,197,903	$143,111,856

Class B
Shares sold	122,392	$1,257,471	35,818	$360,950
Shares reinvested	2,146	22,084	17,073	171,547
Shares redeemed	(64,647)	(662,329)	(839,369)	(8,574,003)

Net increase/(decrease)	59,891	$617,226	(786,478)	$(8,041,506)

Class C
Shares sold	11,406,539	$117,454,138	4,453,889	$45,038,117
Shares reinvested	144,671	1,490,239	37,261	376,581
Shares redeemed	(1,902,678)	(19,619,186)	(1,023,626)	(10,432,078)

Net increase	9,648,532	$99,325,191	3,467,524	$34,982,620

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RS Low Duration Bond Fund — continued

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class K
Shares sold	347,107	$3,563,831	114,015	$1,145,440
Shares reinvested	9,830	101,254	27,367	275,326
Shares redeemed	(322,737)	(3,325,709)	(871,698)	(8,858,947)

Net increase/(decrease)	34,200	$339,376	(730,316)	$(7,438,181)

Class Y*
Shares sold	20,373,420	$209,892,898	730,072	$7,428,003
Shares reinvested	96,821	998,743	3,530	35,833
Shares redeemed	(11,003,353)	(113,720,177)	(11,085)	(113,219)

Net increase	9,466,888	$97,171,464	722,517	$7,350,617

*	Inception date was May 12, 2009.

RS High Yield Bond Fund

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,733,172	$18,386,351	5,141,106	$30,720,388
Shares reinvested	752,108	5,058,077	753,853	4,485,101
Shares redeemed	(4,682,889)	(31,307,051)	(2,296,553)	(13,815,290)

Net increase/(decrease)	(1,197,609)	$(7,862,623)	3,598,406	$21,390,199

Class B
Shares sold	95,285	$628,672	57,260	$331,516
Shares reinvested	33,017	222,068	45,679	269,007
Shares redeemed	(40,290)	(269,386)	(265,393)	(1,695,178)

Net increase/(decrease)	88,012	$581,354	(162,454)	$(1,094,655)

Class C
Shares sold	1,855,777	$12,496,149	497,834	$3,001,476
Shares reinvested	183,616	1,236,764	144,621	858,248
Shares redeemed	(707,935)	(4,783,905)	(76,080)	(465,414)

Net increase	1,331,458	$8,949,008	566,375	$3,394,310

Class K
Shares sold	227,886	$1,524,790	257,753	$1,494,790
Shares reinvested	189,775	1,276,879	192,174	1,140,251
Shares redeemed	(227,307)	(1,525,455)	(202,180)	(1,206,910)

Net increase	190,354	$1,276,214	247,747	$1,428,131

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Transactions in Capital Shares (continued)

RS High Yield Bond Fund — continued

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	858,917	$5,838,323	174,216	$1,000,001
Shares reinvested	11,940	80,095	9,312	58,145
Shares redeemed	(378,685)	(2,556,622)	—	—

Net increase	492,172	$3,361,796	183,528	$1,058,146

*	Inception date was May 12, 2009.

RS Tax-Exempt Fund

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,767,099	$121,786,361	13,010,231	$130,200,709
Shares reinvested	419,068	4,322,252	418,555	4,175,817
Shares redeemed	(13,797,930)	(141,789,595)	(5,780,212)	(58,536,219)

Net increase/(decrease)	(1,611,763)	$(15,680,982)	7,648,574	$75,840,307

Class C
Shares sold	3,776,449	$39,080,635	3,116,946	$31,247,851
Shares reinvested	92,718	956,999	51,827	518,714
Shares redeemed	(1,857,874)	(19,378,018)	(152,199)	(1,542,241)

Net increase	2,011,293	$20,659,616	3,016,574	$30,224,324

Class Y*
Shares sold	5,407,179	$55,851,647	230,592	$2,329,154
Shares reinvested	28,487	294,177	3,281	33,141
Shares redeemed	(1,508,344)	(15,453,051)	(2,519)	(25,566)

Net increase	3,927,322	$40,692,773	231,354	$2,336,729

*	Inception date was May 12, 2009.

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RS High Yield Municipal Bond Fund

	For the Year Ended 12/31/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	5,714,449	$59,435,619	3,100,000	$31,000,000
Shares reinvested	248,445	2,580,545	12,396	124,824
Shares redeemed	(1,747,450)	(18,334,936)	—	—

Net increase	4,215,444	$43,681,228	3,112,396	$31,124,824

Class C*
Shares sold	1,913,805	$20,053,097	200,000	$2,000,000
Shares reinvested	36,882	382,631	800	8,053
Shares redeemed	(131,386)	(1,372,912)	—	—

Net increase	1,819,301	$19,062,816	200,800	$2,008,053

Class Y*
Shares sold	1,226,245	$12,853,600	200,000	$2,000,000
Shares reinvested	23,545	243,668	800	8,053
Shares redeemed	(372,342)	(3,794,730)	—	—

Net increase	877,448	$9,302,538	200,800	$2,008,053

*	Inception date was November 23, 2009.

RS Floating Rate Fund

	For the Year Ended 12/31/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	37,181,866	$380,367,764	4,401,001	$44,000,000
Shares reinvested	594,057	6,052,845	3,370	33,794
Shares redeemed	(5,958,644)	(60,839,027)	—	—

Net increase	31,817,279	$325,581,582	4,404,371	$44,033,794

Class C*
Shares sold	15,467,801	$157,936,245	200,000	$2,000,000
Shares reinvested	159,424	1,628,584	157	1,577
Shares redeemed	(333,518)	(3,405,475)	—	—

Net increase	15,293,707	$156,159,354	200,157	$2,001,577

Class K*
Shares sold	73,729	$752,865	200,000	$2,000,000
Shares reinvested	12,071	122,636	157	1,577
Shares redeemed	(2,812)	(28,720)	—	—

Net increase	82,988	$846,781	200,157	$2,001,577

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Floating Rate Fund — continued

	For the Year Ended 12/31/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	12,425,253	$126,956,396	200,697	$2,007,000
Shares reinvested	99,832	1,020,670	157	1,577
Shares redeemed	(1,051,173)	(10,740,262)	—	—

Net increase	11,473,912	$117,236,804	200,854	$2,008,577

*	Inception date was December 7, 2009.

RS Strategic Income Fund

	For the Year Ended 12/31/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	593,295	$6,073,090	4,400,000	$44,000,000
Shares reinvested	246,193	2,517,543	11,330	112,851
Shares redeemed	(166,453)	(1,707,014)	—	—

Net increase	673,035	$6,883,619	4,411,330	$44,112,851

Class C*
Shares sold	271,193	$2,770,653	200,000	$2,000,000
Shares reinvested	16,163	165,741	515	5,130
Shares redeemed	(14,815)	(152,624)	—	—

Net increase	272,541	$2,783,770	200,515	$2,005,130

Class K*
Shares sold	12,998	$134,676	200,000	$2,000,000
Shares reinvested	10,866	111,107	515	5,130
Shares redeemed	(1,279)	(13,148)	—	—

Net increase	22,585	$232,635	200,515	$2,005,130

Class Y*
Shares sold	515,661	$5,303,580	200,000	$2,000,000
Shares reinvested	14,060	144,125	515	5,129
Shares redeemed	(53,345)	(557,127)	—	—

Net increase	476,376	$4,890,578	200,515	$2,005,129

*	Inception date was November 23, 2009.

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RS Money Market Fund

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	214,581,858	$214,581,858	158,208,530	$158,208,530
Shares reinvested	96,494	96,494	258,449	258,449
Shares redeemed	(243,527,065)	(243,527,065)	(207,606,785)	(207,606,785)

Net decrease	(28,848,713)	$(28,848,713)	(49,139,806)	$(49,139,806)

Class B
Shares sold	521,474	$521,474	730,601	$730,601
Shares reinvested	215	215	794	794
Shares redeemed	(1,197,918)	(1,197,918)	(1,274,264)	(1,274,264)

Net decrease	(676,229)	$(676,229)	(542,869)	$(542,869)

Class C
Shares sold	6,016,740	$6,016,740	2,213,745	$2,213,745
Shares reinvested	502	502	3,639	3,639
Shares redeemed	(6,046,831)	(6,046,831)	(7,972,481)	(7,972,481)

Net decrease	(29,589)	$(29,589)	(5,755,097)	$(5,755,097)

Class K
Shares sold	17,969,478	$17,969,478	23,479,130	$23,479,130
Shares reinvested	5,693	5,693	12,916	12,916
Shares redeemed	(18,134,957)	(18,134,957)	(20,952,662)	(20,952,662)

Net increase/(decrease)	(159,786)	$(159,786)	2,539,384	$2,539,384

b. Shareholder Concentration As of December 31, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	3	48.56%
RS Low Duration Bond Fund	3	32.92%
RS High Yield Bond Fund	1	65.76%
RS Tax-Exempt Fund	2	30.36%
RS High Yield Municipal Bond Fund	1	35.55%
RS Floating Rate Fund	2	22.77%
RS Strategic Income Fund	2	86.68%
RS Money Market Fund	2	79.49%

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NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of U.S. government agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government Agency Obligations	Other Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$57,557,178	$154,950,153	$44,584,845	$154,989,561
RS Low Duration Bond Fund	597,837,927	422,127,587	96,113,104	439,771,422
RS High Yield Bond Fund	126,328,427	—	119,380,822	—
RS Tax-Exempt Fund	115,297,204	—	55,970,561	—
RS High Yield Municipal Bond Fund	87,806,070	—	25,747,447	—
RS Floating Rate Fund	692,541,590	—	133,455,749	—
RS Strategic Income Fund	52,586,622	981,131	28,073,439	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral

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by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note 5(j) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

f. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

g. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Funds may purchase securities on a when-issued, delayed delivery, or to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Assets have been segregated for these securities.

h. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

i. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

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NOTES TO FINANCIAL STATEMENTS

j. Below Investment Grade Securities RS High Yield Bond Fund, RS High Yield Municipal Bond Fund and RS Floating Rate Fund invest primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Funds borrowed from the facility as follows:

Fund	Amount Outstanding at 12/31/10	Average Borrowing*	Average Interest Rate*
RS High Yield Municipal Bond Fund	$—	$8,612,271	1.50%
*	For the year ended December 31, 2010, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2010, the Funds received payments relating to certain regulatory settlements which were distributed under the direction of the Securities and Exchange Commission. These payments for the year ended December 31, 2010 were as follows:

Fund	Amount
RS High Yield Bond Fund	$1,320
RS Money Market Fund	2,152

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These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a less than $0.01 per share net asset value impact as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2010.

Note 8 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS High Yield Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

RS Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (eight of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2010, 99.37% are designated as exempt interest dividends for federal tax purposes.

RS High Yield Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2010, 99.83% are designated as exempt interest dividends for federal tax purposes.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant

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retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but

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SUPPLEMENTAL INFORMATION (UNAUDITED)

still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

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benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds

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SUPPLEMENTAL INFORMATION (UNAUDITED)

voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999–present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979–2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	35	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (12/10)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2010.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2009	$650,081	$—	$202,308	$—
December 31, 2010	$747,685	$—	$192,830	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2009	$—	$11,700	$200,000
December 31, 2010	$—	$11,700	$220,000

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $479,401 for 2009 and $275,780 for 2010.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR/A, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

Since the end of the period covered by this report and prior to the date of the filing of this Form N-CSR/A, the Registrant was informed by its third-party administrator that the administrator had made certain corrections to its previous calculations of “SEC yield,” as reflected in the supplement to the Fixed Income Funds’ shareholder report filed as part of this Form N-CSR/A. In response to this information, additional disclosure controls and procedures with respect to the calculation of SEC yield and taxable equivalent yield (which is based on SEC yield) are being implemented by the administrator and the Registrant.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)
Date: March 5, 2012